As filed with the Securities and Exchange Commission on March 11, 2026

Securities Act File No. 333-281320

Investment Company Act File No. 811-23990

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒
Pre-Effective Amendment No. 2 ☒
Post-Effective Amendment No. __ ☐

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒
Amendment No. 2 ☒

SOUND POINT ALTERNATIVE INCOME FUND
(Exact Name of Registrant as Specified in Charter)

One Glenlake Parkway, Suite 1045
Atlanta, GA 30328
(Address of Principal Executive Offices)

1(844)-626-4428
(Registrant’s Telephone Number)

Brian Smith

President

c/o Skypoint Capital Advisors, LLC

One Glenlake Parkway, Suite 1045
Atlanta, GA 30328

(Name and address of agent for service)

Copy to:

Harry S. Pangas, Esq.

Philip T. Hinkle, Esq.
Dechert LLP
1900 K Street, NW
Washington, DC 20006
(202) 261-3466

DATE OF COMMENCEMENT OF PROPOSED PUBLIC OFFERING:
AS SOON AS PRACTICABLE AFTER THE DATE ON WHICH THIS REGISTRATION STATEMENT BECOMES EFFECTIVE

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box)

☐	when declared effective pursuant to Section 8(c) of the Securities Act.

☐	immediately upon filing pursuant to paragraph (b) of Rule 486.

☐	on (date) pursuant to paragraph (b) of Rule 486.

☐	60 days after filing pursuant to paragraph (a) of Rule 486.

☐	on (date) pursuant to paragraph (a) of Rule 486.

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:.

☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:.

☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:.

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“1940 Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the 1940 Act).

☒	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the 1940 Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities and Exchange Act of 1934).

☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☒	New Registrant (registered or regulated under the 1940 Act for less than 12 calendar months preceding this filing).

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SECTION 8(A), MAY DETERMINE.

The information in this Preliminary Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Preliminary Prospectus dated March 11, 2026

SOUND POINT ALTERNATIVE INCOME FUND

PROSPECTUS

Class I Shares

Class Y Shares

Class A Shares

Sound Point Alternative Income Fund (the “Fund”) is a newly organized Delaware statutory trust registered under the Investment Company Act of 1940 (the “1940 Act”), as a non-diversified, closed-end management investment company.

The Fund operates under an Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”) dated November 18, 2025 (the “Declaration of Trust”). Skypoint Capital Advisors, LLC serves as the investment adviser (the “Investment Adviser”) of the Fund. Sound Point Capital Management, LP serves as investment sub-adviser to the Fund (the “Investment Sub-Adviser,” “Sub-Adviser” or “Sound Point,” and, together with the Investment Adviser, the “Advisers”). Each of the Advisers is an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. The Fund intends to elect to be treated and qualify as a regulated investment company for U.S. federal income tax purposes. The Fund is offering through this prospectus (the “Prospectus”) three separate classes of common shares of beneficial interest (“Shares”) designated as Class I (“Class I Shares”), Class Y (“Class Y Shares”), and Class A (“Class A Shares”).

Investment Objectives. The Fund’s objectives are to seek to generate current income and to provide attractive risk-adjusted returns across varying market cycles. There can be no assurance that the Fund will achieve its investment objective or that the Fund’s investment strategies will be successful.

Investment Strategies. The Fund seeks to achieve its investment objectives by investing in a broadly constructed portfolio of private, structured and liquid credit strategies. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes in alternative income-producing credit and income instruments across any of the following strategies: (i) private credit, including directly originated corporate loans (i.e., direct lending), such as first-lien senior debt and unitranche facilities, as well as asset-based loans), such as senior secured loans and junior debt facilities (the “Private Credit Strategy”), (ii) structured credit, including equity and debt tranches of collateralized loan obligations (“CLOs”) (the “Structured Credit Strategy”), and (iii) liquid credit, including broadly syndicated loans and tradable high yield bonds (“junk” bonds) (the “Liquid Credit Strategy” and collectively with the Private Credit Strategy and Structured Credit Strategy, the “Alternative Income Investments”). The Fund’s Alternative Income Investments are income-producing credit and income instruments whose yields and/or expected returns are higher than investment-grade fixed-income securities and provide exposure to a range of alternative credit sectors (private credit, structured credit, broadly syndicated loans, and tradeable high yield) and borrower segments historically accessible primarily to institutional or high net-worth investors through private fund instruments (i.e., instruments that are alternative income-producing credit and income instruments). The Fund’s allocation to the foregoing strategies will vary over time. The Fund may invest a portion of its assets in other income-generating instruments, including, but not limited to, stressed and distressed securities, notes, bills, debentures, bank loans, asset-backed securities (e.g., CMBS, RMBS, ABS), convertible and preferred securities and government and municipal obligations (the “Other Investments”). The Fund’s Other Investments may count towards the Fund’s 80% investment policy if, in its good-faith judgment, the Sub-Adviser deems such Other Investment to be an alternative income-producing credit and income security. In addition, the Fund may invest up to 20% of its assets in foreign instruments, including non-U.S. issuers domiciled in developed/Western Europe. The Fund may also invest in illiquid and restricted securities. The Fund expects to invest a significant portion of the Alternative Income Investments in senior, secured and floating rate credit instruments, which the Sub-Adviser believes have the potential to mitigate credit and interest rate risks. The Fund’s portfolio will be broadly constructed in respect of the Alternative Income Investments, as well as by collateral type, industries and end-borrowers, among other attributes, and positioned to take advantage of market inefficiencies and attractive relative value opportunities.

The Fund may invest a substantial portion of its assets in instruments that are unrated or rated below investment grade (commonly known as “junk” bonds) and are considered speculative with respect to timely payment of interest and repayment of principal. Certain of the Fund’s investments, including those associated with the Fund’s Structured Credit Strategy, may be highly leveraged, which magnifies the Fund’s risk of loss on such investments. Because of the risks associated with investing in high yield securities, an investment in the Fund should be considered speculative.

Interval Fund. The Fund is designed primarily for long-term investors and not as a trading vehicle. The Fund is an “interval fund” (defined below) pursuant to which it, subject to applicable law, will conduct quarterly repurchase offers for between 5% and 25% of the Fund’s outstanding Shares at net asset value (“NAV”), unless postponed or suspended in accordance with regulatory requirements. In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their Shares repurchased. The Fund does not currently intend to list its Shares for trading on any national securities exchange. The Shares are, therefore, not readily marketable. Even though the Fund will make quarterly repurchase offers to repurchase a portion of the Shares to try to provide liquidity to holders of the Fund’s Shares (the “Shareholders”), you should consider the Shares to have limited liquidity. See “REPURCHASES OF SHARES” and “PRINCIPAL RISK FACTORS — REPURCHASE OFFERS RISKS.”

Unlisted Closed-End Fund. An investment in the Fund is subject to, among others, the following risks:

●	There is not expected to be any secondary trading market in the Shares.

●	The Fund has no operating history and the Shares have no history of public trading.

●	This is a “blind pool” offering and thus you will not have the opportunity to evaluate the Fund’s investments before the Fund makes them.

●	The Shares are not listed on any securities exchange. The Fund will provide liquidity through quarterly offers to repurchase a limited amount of the Fund’s Shares (at least 5%).

●	The Fund will invest in “covenant-lite” loans and, as such, the Fund may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.

●	Non-U.S. securities may be traded in undeveloped, inefficient and less liquid markets and may experience greater price volatility and changes in value, changes in foreign currency exchange rates may adversely affect the U.S. dollar value of and returns on foreign denominated investments.

●	Shareholders should not expect to be able to sell their Shares in a secondary market transaction regardless of how the Fund performs. An investment in the Fund is considered to be of limited liquidity.

●	If a Shareholder is able to sell its Shares outside the quarterly repurchase process, the Shareholder likely will receive less than the then-current NAV per Share.

●	An investor will pay a sales load of up to 3.00% on Class A Shares.

●	An investor may be charged transactional and other fees by certain financial firms.

●	There is no assurance that quarterly distributions paid by the Fund will be maintained at the targeted level or that dividends will be paid at all.

●	The Fund may pay distributions in significant part from sources that may not be available in the future and are unrelated to the Fund’s performance. The Fund’s distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Any capital returned to Shareholders through distributions will be distributed after payment of fees and expenses. The amount of distributions that the Fund may pay, if any, is uncertain.

●	A return of capital to Shareholders is a return of a portion of their original investment in the Fund, thereby reducing the tax basis of their investment. As a result from such reduction in tax basis, Shareholders may be subject to tax in connection with the sale of Fund Shares, even if such Shares are sold at a loss relative to the Shareholder’s original investment.

●	The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment. For example, the CLO equity securities in which the Fund intends to invest in connection with the Structured Credit Strategy are highly leveraged (with CLO equity securities typically being leveraged nine to 13 times), which magnifies the Fund’s risk of loss on such investments. See “INVESTMENT OBJECTIVES AND STRATEGIES—OTHER INVESTMENTS AND CHARACTERISTICS—USE OF LEVERAGE.”

The Fund’s investment program is speculative and entails substantial risks. There can be no assurance that the Fund’s investment objectives will be achieved or that its investment program will be successful. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Investors could lose some or all of their investment. See “PRINCIPAL RISK FACTORS” BEGINNING ON PAGE 20.

Shares are offered in a continuous offering. Shares will generally be offered for purchase on each business day, in each case subject to any applicable fees, as described herein, except that Shares may be offered more or less frequently as determined by the Fund in its sole discretion. As used in this Prospectus, “business day” refers to any day that the New York Stock Exchange is open for business. The Shares will be issued at NAV per Share. No Shareholder will have the right to require the Fund to redeem its Shares. This Prospectus is not an offer to sell Shares and is not soliciting an offer to buy Shares in any state or jurisdiction where such offer or sale is not permitted.

	Class I Shares	Class Y Shares	Class A Shares	Total
Price to Public(1)	Current NAV	Current NAV	Current NAV	Amount invested at NAV
Sales Load(2)	None	None	Up to 3.00%
Proceeds to Fund(3)	Current NAV	Current NAV	Current NAV	Amount invested at NAV

(1)	Distribution Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (dba ACA Group) located at 190 Middle Street, Suite 301, Portland, ME 04101 (the “Distributor”) acts as the principal underwriter of the Fund’s Shares on a commercially reasonable efforts basis. The principal business address of the Distributor is 190 Middle Street, Suite 301, Portland, Maine 04101. The Shares are being offered through the Distributor and may also be offered through other brokers or dealers that have entered into selling agreements with the Distributor. The Investment Adviser pays the Distributor out of its own resources a fee for certain distribution-related services. The Investment Adviser, the Distributor and/or their affiliates may make payments to selected affiliated or unaffiliated third parties (including the parties who have entered into selling agreements with the Distributor) from time to time in connection with the distribution of Shares and/or the servicing of Shareholders and/or the Fund. These payments will be made out of the Investment Adviser’s, Distributor’s and/or affiliates’ own assets, as applicable, and will not represent an additional charge to the Fund, except as it may pertain to any applicable Distribution and/or Servicing Fee (as defined in the Prospectus). The amount of such payments may be significant in amount and the prospect of receiving any such payments may provide such third parties or their employees with an incentive to favor sales of Shares of the Fund over other investment options. See “DISTRIBUTOR” and “DISTRIBUTION AND SHAREHOLDER SERVICE PLAN.”

Generally, the stated minimum initial investment in the Fund by any investor is $10,000,000 for Class I Shares, $50,000 for Class Y Shares, and $25,000 for Class A Shares. The Fund, in its sole discretion, may accept investments below these minimums. See “Fund Summary—The Offering.”

(2)	The sales load that applies to a purchase of Class A Shares of the Fund is 3.00% (for amounts less than $99,000), 2.00% (for amounts between $100,000 and $249,999), 1.50% (for amounts between $250,000 and $999,999), 1.00% (for amounts between $1,000,000 and $4,999,999) or 0.00% (for amounts equal to or greater than $5,000,000). The applicable sales load is based on the amount of a shareholder’s gross investment in the Fund. The applicable sales load may be reduced or waived. Please see “DISTRIBUTOR” and “PURCHASING SHARES” for more details. Your financial intermediary may impose additional charges when you purchase Shares of the Fund. Please consult your financial intermediary for more information.

(3)	Assumes all Shares currently registered are sold in the offering. Shares will be offered in a continuous offering at the Fund’s then NAV. Unless reimbursed by the Investment Adviser, the Fund will bear its organizational costs of approximately $280,000. The Fund has additionally incurred offering costs of approximately $75,000. The Fund’s offering costs, whether borne by Investment Adviser or the Fund, are being capitalized and amortized over the 12-month period beginning on the at the commencement of the Fund’s operations. The Fund will also bear certain ongoing offering costs associated with the Fund’s continuous offering of Shares. See “FUND EXPENSES.”

This Prospectus concisely provides information that you should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including the Fund’s statement of additional information (the “SAI”), dated [                      ], 2026 has been filed with the SEC. You may request a free copy of this Prospectus, the SAI, annual and semi-annual reports, when available, and other information about the Fund, and make inquiries without charge by writing to the Fund, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212, by calling the Fund toll-free at 888-884-8810 or by accessing the Investment Adviser’s website at https://www.skypointfunds.com. The information on the Investment Adviser’s website is not incorporated by reference into this Prospectus and investors should not consider it a part of this Prospectus. The SAI is incorporated by reference into this Prospectus in its entirety. You may also obtain copies of the SAI, and the annual and semi-annual reports of the Fund, when available, as well as other information about the Fund on the SEC’s website at https://www.sec.gov. You may also email requests for these documents to publicinfo@sec.gov.

Neither the SEC nor any state securities commission has determined whether this Prospectus is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should buy these securities. Any representation to the contrary is a criminal offense.

Shares are not deposits or obligations of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and Shares are not insured by the Federal Deposit Insurance Corporation, the U.S. Federal Reserve Board or any other government agency.

You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult with your own professional advisers as to legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund.

You should rely only on the information contained in this Prospectus and the SAI. The Fund has not authorized anyone to provide you with different information. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date shown below.

The date of this Prospectus is [___________], 2026

i

FUND SUMMARY

This is only a summary and does not contain all of the information that you should consider before investing in the Fund. Before investing in the Fund, you should carefully read the more detailed information appearing elsewhere in this Prospectus.

The Fund

Sound Point Alternative Income Fund (the “Fund”) is a newly organized Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on May 21, 2024. The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

The Fund is an “interval fund” pursuant to which it, subject to applicable law, will conduct quarterly repurchase offers for between 5% and 25% of the Fund’s outstanding common shares of beneficial interest (“Shares”) at net asset value (“NAV”). In connection with any given repurchase offer, it is expected that the Fund will offer to repurchase only the minimum amount of 5% of its outstanding Shares. It is also possible that a repurchase offer may be oversubscribed, with the result that holders of Shares (“Shareholders”) may only be able to have a portion of their Shares repurchased. The Fund does not currently intend to list its Shares for trading on any national securities exchange.

The Fund offers by this prospectus three separate classes of Shares designated as Class I (“Class I Shares”), Class Y (“Class Y Shares”), and Class A (“Class A Shares”). Each class of Shares is subject to different fees and expenses. The Fund has received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) permitting the Fund to offer multiple classes of shares. The Fund may offer additional classes of Shares in the future.

The Fund intends to elect to be treated and qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), which generally requires that, at the end of each quarter: (1) at least 50% of the Fund’s total assets are invested in (i) cash and cash items (including receivables), Federal Government securities and securities of other regulated investment companies; and (ii) securities of separate issuers, each of which amounts to no more than 5% of the Fund’s total assets (and no more than 10% of the issuer’s outstanding voting shares), and (2) no more than 25% of the Fund’s total assets are invested in (i) securities (other than Federal Government securities or the securities of other regulated investment companies) of any one issuer; (ii) the securities (other than the securities of other regulated investment companies) of two or more issuers which the taxpayer controls and which are engaged in the same or similar trades or businesses; or (iii) the securities of one or more qualified publicly traded partnerships.

Investment Objectives and Principal Strategies	The Fund’s objectives are to seek to generate current income and to provide attractive risk-adjusted returns across varying market cycles. There can be no assurance that the Fund will achieve its investment objective or that the Fund’s investment strategies will be successful.

The Fund seeks to achieve its investment objectives by investing in a broadly constructed portfolio of private, structured and liquid credit strategies. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes in alternative income-producing credit and income instruments across any of the following strategies: (i) private credit, including directly originated corporate loans (i.e., direct lending), such as first-lien senior debt and unitranche facilities, as well as asset-based loans, such as senior secured loans and junior debt facilities (the “Private Credit Strategy”), (ii) structured credit, including equity and debt tranches of collateralized loan obligations (“CLOs”) (the “Structured Credit Strategy”), and (iii) liquid credit, including broadly syndicated loans and tradable high yield bonds (“junk” bonds) (the “Liquid Credit Strategy” and collectively with the Private Credit Strategy and Structured Credit Strategy, the “Alternative Income Investments”). The Fund’s Alternative Income Investments are income-producing credit and income instruments whose yields and/or expected returns are higher than investment-grade fixed-income securities and provide exposure to a range of alternative credit sectors (private credit, structured credit, broadly syndicated loans, and tradeable high yield) and borrower segments historically accessible primarily to institutional or high net-worth investors through private fund instruments (i.e., instruments that are alternative income-producing credit and income instruments). The Fund’s allocation to the foregoing strategies will vary over time. The Fund may invest a portion of its assets in other income-generating instruments, including, but not limited to, stressed and distressed securities, notes, bills, debentures, bank loans, asset-backed securities (e.g., CMBS, RMBS, ABS), convertible and preferred securities and government and municipal obligations (the “Other Investments”). The Fund’s Other Investments may count towards the Fund’s 80% investment policy if, in its good-faith judgment, the Sub-Adviser deems such Other Investment to be an alternative income-producing credit and income security. In addition, the Fund may invest up to 20% of its assets in foreign instruments, including non-U.S. issuers domiciled in developed/Western Europe. The Fund may also invest in illiquid and restricted securities. The Fund expects to invest a significant portion of the Alternative Income Investments in senior, secured and floating rate credit instruments, which the Sub-Adviser believes have the potential to mitigate credit and interest rate risks. The Fund’s portfolio will be broadly constructed in respect of the Alternative Income Investments, as well as by collateral type, industries and end-borrowers, among other attributes, and positioned to take advantage of market inefficiencies and attractive relative value opportunities. Although actual exposure to any strategy may vary over time, the Fund expects its allocation to the Private Credit Strategy will range between 40% and 80%, the Structured Credit Strategy will range between 0% and 30% and the Liquid Credit Strategy will range between 5% and 50%.

The Private Credit Strategy is expected to be the Fund’s largest allocation and source of income and risk-adjusted returns. The Liquid Credit Strategy is intended to provide the Fund flexibility to make opportunistic investments, including during periods of broad market volatility and complement the Private Credit and Structured Credit Strategies as sources of enhanced risk-adjusted returns. Collectively, the Fund’s Alternative Income Investments are intended to allow the Fund to take advantage of broad credit market trends and specific borrower opportunities that are niche in the marketplace and generally inaccessible to non-institutional investors.

Private Credit Strategy

Direct Lending

Through its Private Credit Strategy, the Fund intends to invest in privately negotiated, secured loans to U.S. middle-market companies. “Middle market” refers to companies with approximately $10 - $50 million of earnings before interest, taxes, depreciation and amortization (“EBITDA”), which the Sub-Adviser believes is a useful proxy for cash flow, although the Fund may make investments in issuers with EBIDTA outside of such range. Under this strategy, the Fund will invest primarily in such middle-market companies’ first-lien senior debt and unitranche facilities (combined senior and mezzanine debt tranches), which are typically supported by private equity sponsors. Selectively, the Fund may also make investments in second-lien debt and other subordinated debt instruments, typically to larger borrowers.

Asset-Based Loans

Fund also intends to invest in loans to companies through a variety of debt instruments, including, but not limited to, senior secured debt, junior secured debt, and mezzanine debt typically backed by financial and/or tangible assets, including accounts receivable financings, corporate asset-based loans and working capital, among other types. In addition, the Fund intends to invest in whole loans, private asset-backed loans, and other private and syndicated asset-backed securities, backed by a dynamic pool of assets, collectively also known as “Specialty Finance” assets. Specialty Finance asset types may include consumer unsecured loans and receivables, student loans, equipment leasing, royalties, media assets, and commercial/small-and-medium enterprise (“SME”) loans and receivables, among other types.

Structured Credit Strategy

Through the Fund’s Structured Credit Strategy, the Fund intends to invest in third party (i.e., not managed by Sound Point) CLO equity and mezzanine tranches of predominately U.S.-dollar denominated CLOs backed by corporate leveraged loans issued primarily to U.S. obligors. The Structured Credit Strategy aims for the Fund to opportunistically shift between the primary and secondary CLO markets and identify the most compelling relative value for its portfolio. The Fund expects to focus on the primary market (i.e., acquiring securities at the inception of a CLO) when the discrepancy between the value of a CLO’s assets and liabilities is believed to present an attractive investment opportunity and will switch to the secondary market (i.e., acquiring existing CLO securities) during times of market volatility or when the Fund identifies attractive opportunistic investment opportunities and idiosyncratic trades.

Liquid Credit Strategy

Through the Liquid Credit Strategy, the Fund intends to invest in instruments with robust liquidity profiles, including, but not limited to, broadly syndicated loans and high yield bond instruments primarily in the U.S. The Fund’s high yield bond investments are rated, at the time of investment, below investment grade quality (rated Ba/BB or below, or judged to be of comparable quality by the Advisers), which instruments are commonly referred to as “junk” bonds and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due.

Other Strategies and Characteristics

Principal preservation is a core tenet of the Sub-Adviser’s investment philosophy and equal consideration of both opportunity and risk will be closely considered when making investment decisions.

The Fund’s Other Investments may include stressed and distressed securities and notes, bills, debentures, bank loans, asset-backed securities (e.g., CMBS, RMBS, ABS), convertible and preferred securities, government and municipal obligations and other credit instruments with similar economic characteristics. In addition, from time to time, the Fund may invest in or hold common stock and other equity securities incidental to the purchase or ownership of a credit investment or in connection with a reorganization of a borrower. The Fund may engage in short sales. To the extent the Fund invests in derivatives instruments, the Fund expects to do so to hedge against interest rate, credit and/or other risks, or for other investment or risk management purposes. The Fund may use derivatives instruments for investment purposes to the extent consistent with the Fund’s investment objectives if the Sub-Adviser deems it appropriate to do so. Derivatives instruments used by the Fund will be counted toward the Fund’s policy of investing at least 80% of its assets in alternative income-generating credit and income instruments. Derivatives instruments used by the Fund, if any, will be counted toward the Fund’s policy of investing at least 80% of its assets in alternative income-producing credit and income instruments to the extent they provide investment exposure to investments included within the policy or to one or more market risk factors associated with investments included in the policy. Derivatives may allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.

A significant portion of the Fund’s investments are in the form of interests that are not offered pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”).

The Fund may invest in securities of other investment companies, including ETFs, to the extent that these investments are consistent with the Fund’s investment objectives, strategies and policies and permissible under the 1940 Act or any applicable exemption therefrom. The Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash or when the Advisers believe share prices of other investment companies offer attractive values.

Distressed Credit. The Fund may invest in debt and equity securities of operationally sound, financially distressed companies that may be in some level of financial or business distress, including companies involved in, or that have recently completed, bankruptcy or other reorganization and liquidation proceedings. These investments may include the following: (i) corporate debt instruments relating to stressed and distressed industries or issuers; (ii) rescue-capital opportunities; (iii) public and private stock issued in connection with restructurings and reorganizations or otherwise; and (iv) other opportunistic investments resulting from periods of market dislocation.

Foreign Instruments. The Fund may invest up to 20% of its assets in foreign investments. The Fund expects such investments to include those in non-U.S. issuers domiciled in developed/Western Europe, but retains the flexibility to opportunistically invest in issuers globally. The Fund expects that its investment in non-U.S. issuers will be made primarily in U.S. dollar denominated securities, but it reserves the right to purchase securities that are foreign currency denominated. Some non-U.S. securities may be less liquid and more volatile than securities of comparable U.S. issuers.

Illiquid and Restricted Securities. The Fund invests in instruments that, at the time of investment, are illiquid (generally, those securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). The Fund may also invest, without limit, in securities that are unregistered (but are eligible for purchase and sale by certain qualified institutional buyers) or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale.

Use of Leverage. The Fund is permitted to borrow money or issue debt securities in an amount up to 33⅓% of its total assets in accordance with the 1940 Act. The Fund may establish a credit line to borrow money for a range of purposes, including meeting capital calls of existing investments or acquiring new investments. The Fund will engage in short-term borrowing (such as for purposes of meeting capital calls of existing investments or acquiring new investments). In addition, the CLO equity securities in which the Fund may invest in connection with its Structured Credit Strategy are highly leveraged (with CLO equity securities typically being leveraged nine to 13 times), which magnifies the Fund’s risk of loss on such investments.

The Fund may, among other things, hold cash or invest in cash equivalents. Among the cash equivalents in which the Fund may invest are: obligations of the United States Government, its agencies or instrumentalities; commercial paper; and certificates of deposit and bankers’ acceptances issued by United States banks that are members of the Federal Deposit Insurance Corporation. The Fund may also enter into repurchase agreements and may purchase shares of money market mutual funds in accordance with applicable legal restrictions.

During temporary defensive periods, the Fund may deviate from its investment policies and objectives. During such periods, the Fund may invest up to 100% of its total assets in cash or cash equivalents, including short- or intermediate-term U.S. Treasury securities, as well as other short-term investments, including high quality, short-term debt securities. There can be no assurance that such techniques will be successful. During such periods, the Fund may not achieve its investment objectives. It is expected that the Fund’s assets will not be fully invested at all times.

The 1940 Act contains prohibitions and restrictions relating to certain transactions between registered investment companies and certain affiliates (including any investment advisers or sub-advisers), principal underwriters and certain affiliates of these affiliates or underwriters. The Sub-Adviser, the Fund and certain of their affiliates have been granted an exemptive order from the SEC, which expands the Fund’s ability to co-invest alongside the Sub-Adviser’s affiliates in privately negotiated transactions. Subject to the conditions specified in the exemptive order, the Fund expects to co-invest with those affiliates in certain additional investment opportunities, including investments originated and directly negotiated by the Sub-Adviser. These co-investment transactions may give rise to conflicts of interests or perceived conflicts of interests among the Fund and the participating affiliates. See “CONFLICTS OF INTEREST” below.

For a full discussion of the Fund’s investment strategies see “INVESTMENT OBJECTIVES AND STRATEGIES” below.

The Investment Adviser	Skypoint Capital Advisors, LLC serves as the investment adviser (the “Investment Adviser”) of the Fund. The Investment Adviser provides day-to-day investment management services to the Fund, including selection and oversight of the Sub-Adviser and the Fund’s other service providers. Its principal place of business is located at One Glenlake Parkway, Suite 1045, Atlanta, GA 30328. The Investment Adviser is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). As of June 30, 2025, the Investment Adviser had approximately $112 million assets under management.

The Sub-Adviser	Sound Point Capital Management, LP serves as the investment sub-adviser (the “Sub-Adviser”) of the Fund, including overseeing the portfolio to ensure consistency between the Fund’s investment objectives and target allocations. The Sub-Adviser provides day-to-day investment management services to the Fund. Its principal place of business is located at 375 Park Avenue, 34th Floor, New York, NY 10152. The Sub-Adviser is registered as an investment adviser with the SEC under the Advisers Act. As of September 30, 2025, the Sub-Adviser had approximately $44.6 billion of assets under management.

The Administrator, Transfer Agent and Custodian	The Fund has retained UMB Fund Services, Inc. (the “Administrator”) to provide services for fund administration, fund accounting, tax regulation and compliance, transfer agent and record keeping, and custody administration services provided by the Administrator or its affiliates. UMB Bank, n.a. (the “Custodian”), an affiliate of the Administrator, serves as the primary custodian of the assets of the Fund. The Fund compensates the Administrator and Custodian for these services and reimburses the Administrator for certain of its out-of-pocket expenses.

Fees and Expenses	The Fund’s expenses incurred and to be incurred in connection with the Fund’s organization are approximately $280,000. The Fund has additionally incurred offering costs of approximately $75,000. The Fund’s offering costs, whether borne by Investment Adviser or the Fund, are being capitalized and amortized over the 12-month period beginning on the at the commencement of the Fund’s operations. The Fund will also bear directly certain ongoing offering costs associated with the continuous offering of Shares, which will be expensed as they are incurred. Offering costs cannot be deducted by the Fund or the Shareholders.

Investment Management Fee. The Fund pays the Investment Adviser a management fee (the “Investment Management Fee”) in consideration of the advisory services provided by the Investment Adviser to the Fund. The Fund pays the Investment Adviser an annual rate of 1.30%, payable monthly in arrears, based upon the Fund’s average daily Managed Assets. “Managed Assets” means the gross assets of the Fund (including assets purchased with leverage and any assets attributable to any shares of preferred stock of the Fund (“Preferred Shares”) or to indebtedness) minus the Fund’s liabilities other than liabilities relating to indebtedness. The Investment Management Fee is paid to the Investment Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders.

The Investment Adviser pays the Sub-Adviser a quarterly sub-advisory fee equal to 60% of the Net Management Fee received by the Investment Adviser. The “Net Management Fee” means the gross management fee (as defined by the Investment Management Agreement) paid by the Fund to the Investment Adviser for the period being measured, minus the amount of any fee waiver or expense reimbursement paid by or due from the Investment Adviser to the Fund or any service provider to the Fund (including without limitation shareholder service fees and platform fees and expenses paid by the Fund or the Investment Adviser) under an expense limitation agreement, expense cap arrangement, or other similar agreement. See “INVESTMENT MANAGEMENT FEE.”

The Investment Adviser has contractually agreed to waive its entire Investment Management Fee until [ ], 2027 (for a period of twelve months following the effective date of this Prospectus or subject to any extension thereto agreed upon mutually by the Investment Adviser and the Fund). The Investment Adviser may reduce the amount of the waiver in the amount of any organizational and related expenses paid by the Investment Adviser with respect to the Fund. The Investment Management Fees waived pursuant to this contract are not otherwise subject to recapture by the Investment Adviser. A more detailed discussion of the Fund’s expenses can be found under “FUND EXPENSES.”

Expense Limitation and Reimbursement Agreement. The Investment Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund in respect of each of Class I Shares, Class Y Shares, and Class A Shares, whereby the Investment Adviser has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding any front-end or contingent deferred loads, distribution fees pursuant to Rule 12b-1 Plans, shareholder service fees under the Fund’s Distribution and Shareholder Service Plan, taxes, leverage interest, brokerage commissions, fees and other expenses associated with financing facilities, borrowing expenses such as dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization after commencement of Fund operations, and extraordinary expenses, such as litigation expenses) do not exceed 2.25% of the average daily net assets (the “Expense Limit”) of Class I Shares, Class Y Shares, and Class A Shares, respectively. Because taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, fees and other expenses associated with financing facilities, expenses incurred in connection with any merger or reorganization after commencement of Fund operations, any distribution and/or shareholder servicing fees paid under the Fund’s Distribution and Shareholder Service Plan or the Fund’s Rule 12b-1 Plan and extraordinary expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) are expected to exceed 2.25% of Class I Shares, Class Y Shares, and Class A Shares, respectively. The Expense Limitation and Reimbursement may not be terminated before [ ], 2027 by the Investment Adviser and thereafter may be terminated by the Fund or the Investment Adviser upon 30 days’ written notice. Unless it is terminated, the Expense Limitation and Reimbursement Agreement automatically renews for consecutive one-year terms. For a period not to exceed three years from the date on which a Waiver is made, the Investment Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit in effect at the time of the Waiver and the Expense Limit in effect at the time of the repayment. The Expense Limitation Agreement may be terminated by the Board of Trustees of the Fund (the “Board” and each member a “Trustee”) upon thirty days’ written notice to the Investment Adviser. See “FUND EXPENSES.”

Administration Fee. The Fund pays the Administrator an annual fee beginning at 0.095% of the Fund’s net assets and decreasing as assets reach certain levels. In addition, the Fund pays the Administrator its pro-rata share, based on combined assets under management, of an annual relationship-level base fee paid by all registered investment companies advised by the Investment Adviser and serviced by the Administrator (together with the asset-based fee, the “Administration Fee”). This fee structure generally covers fund administration, fund accounting, tax regulation and compliance, transfer agent and record keeping, and custody administration services provided by the Administrator or its affiliates. The Administration Fee is paid to the Administrator out of the assets of the Fund, and therefore decreases the net profits or increases the net losses of the Fund. The Fund also reimburses the Administrator for certain out-of-pocket expenses incurred by the Administrator or its affiliates for services provided to the Fund. See “ADMINISTRATION”.

The Offering	Shares will generally be offered for purchase on each business day, except that Shares may be offered more or less frequently as determined by the Fund in its sole discretion. As used in this Prospectus, “business day” refers to any day that the New York Stock Exchange (“NYSE”) is open for business.

Shares are being offered through the Distributor at an offering price equal to the Fund’s then-current NAV per Share, plus any applicable sales load. Once a prospective investor’s purchase order is received, a confirmation is sent to the investor. Potential investors should send funds for purchases of shares by mail or wire transfer pursuant to instructions provided to them by the Fund. Purchases of Shares are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Fund and notified to prospective investors. If you purchase Shares by wire, funds must be received three business days before the first business day of the month for your subscription to be accepted. If you purchase Shares by check, it is recommended that all checks be received ten business days before the first business day of the month.

The Investment Adviser and the Fund have received exemptive relief from the SEC to, among other things, issue multiple classes of Shares and to impose asset-based distribution fees and early-withdrawal fees as applicable. The Fund may in the future register and include other classes of Shares in the offering. The minimum initial investment for Class I Shares is $10,000,000, and the minimum additional investment for Class I Shares is $250,000. The minimum initial investment in Class Y Shares is $50,000, and the minimum additional investment for Class Y Shares is $10,000. The minimum initial investment for Class A Shares is $25,000, and the minimum additional investment for Class A Shares is $10,000. However, the Fund, in its sole discretion, may accept investments below these minimums. See “PURCHASING SHARES.” Investors purchasing Class A Shares will pay a sales load based on the amount of their gross investment in the Fund. The sales load payable by each investor depends upon the amount invested by such investor in the Fund, but may range from 0.00% to 3.00%. Class A Shares will automatically convert to Class Y Shares of the Fund on the first business day of the month in which the seventh (7th) anniversary of the issuance of such Class A Shares occurs. The conversion will be effected at the relative net asset values per share of the two classes of shares.

The Fund reserves the right to reject, in its sole discretion, any request to purchase Shares in the Fund at any time. The Fund also reserves the right to suspend or terminate offerings of Shares at any time at the Board’s discretion. Additional information regarding the application and purchase process is set forth under “PURCHASING SHARES.”

Distributions and Dividend Reinvestment Plan	Because the Fund intends to qualify annually as a RIC under the Code, the Fund intends to distribute at least 90% of its annual net taxable income to its Shareholders. Nevertheless, there can be no assurance that the Fund will pay distributions to Shareholders at any particular rate. Each year, a statement on Internal Revenue Service (“IRS”) Form 1099-DIV identifying the amount and character of the Fund’s distributions will be mailed to Shareholders. See “Taxes” below.

Each Shareholder whose Shares are registered in its own name will automatically be a participant under the Fund’s dividend reinvestment program (the “DRIP”) and have all income dividends and capital gains distributions automatically reinvested in Shares unless such Shareholder, at any time, specifically elects to receive income dividends and/or capital gains distributions in cash. A Shareholder receiving Shares under the DRIP instead of cash distributions may still owe taxes and, because Fund Shares are generally illiquid, may need other sources of funds to pay any taxes due. The Fund reserves the right to cap the aggregate amount of any income dividends and/or capital gain distributions that are made in cash (rather than being reinvested) at a total amount of not less than 20% of the total amount distributed to Shareholders. In the event that Shareholders submit elections in aggregate to receive more than the cap amount of such a distribution in cash, any such cap amount will be pro-rated among those electing Shareholders. Inquiries concerning income dividends and/or capital gains distributions should be directed to the Fund’s Administrator, UMB Fund Services, Inc. at 888-884-8810 or 235 West Galena Street, Milwaukee, WI 53212.

Use of Leverage	The Fund may borrow money in connection with its investment activities — i.e., the Fund may utilize leverage. Specifically, the Fund may borrow money through a credit facility or other arrangements to achieve its investment objectives.

Subject to prevailing market conditions, the Fund may add financial leverage if, immediately after such borrowing, it would have asset coverage (as defined in the 1940 Act) of 300% or more (for leverage obtained through debt) or 200% or more (for leverage obtained through preferred stock). For example, if the Fund has $100 in Net Assets (as defined below), it may utilize leverage through obtaining debt of up to $50, resulting in $150 in total assets (or 300% asset coverage). In addition, if the Fund has $100 in Net Assets, it may issue $100 in Preferred Shares, resulting in $200 in total assets (or 200% asset coverage). The Fund does not anticipate issuing Preferred Shares within one year of the date hereof. “Net Assets” means the total assets of the Fund minus the Fund’s liabilities. The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment.

Risk Factors	The Fund is subject to substantial risks - including market risks. The Fund will also be subject to the risks associated with the investment strategies employed by the Advisers. While the Advisers will attempt to moderate any risks, there can be no assurance that the Fund’s investment activities will be successful or that the investors will not suffer losses. There may also be certain conflicts of interest relevant to the management of the Fund, arising out of, among other things, activities of the Advisers and their affiliates and employees with respect to the management of accounts for other clients as well as the investment of proprietary assets. Prospective investors should review carefully the “PRINCIPAL RISK FACTORS” section of this Prospectus. An investment in the Fund should only be made by investors who understand the risks involved and who are able to withstand the loss of the entire amount invested. Shareholders should consider carefully the following principal risks before investing in the Fund:

●	One of the fundamental risks associated with the Fund’s investments is credit risk, which is the risk that an issuer will be unable to make principal and interest payments on its outstanding debt obligations when due;

●	The Fund is exposed to risks associated with changes in interest rates;

●	The Fund’s investments in securities and other obligations of companies that are experiencing distress involve a substantial degree of risk, require a high level of analytical sophistication for successful investment and require active monitoring;

●	Below investment grade instruments (also known as “junk bonds”) have predominantly speculative characteristics and may be particularly susceptible to economic downturns, which could cause losses;

●	Certain investments may be exposed to the credit risk of the counterparties with whom the Fund deals;

●	The valuation of securities or instruments that lack a central trading place (such as fixed-income securities or instruments) may carry greater risk than those that trade on an exchange;

●	The Fund may be materially adversely affected by market, economic and political conditions and natural and man-made disasters, including pandemics, epidemics, wars, military conflicts and supply chain disruptions, globally and in the jurisdictions and sectors in which the Fund invests;

●	The Fund may invest in “covenant-lite” loans and, as such, the Fund may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.

●	Because bank loans are not typically registered under the federal securities laws like stocks and bonds, investors in loans have less protection against improper practices than investors in registered securities;

●	Non-U.S. securities may be traded in undeveloped, inefficient and less liquid markets and may experience greater price volatility and changes in value – changes in foreign currency exchange rates may adversely affect the U.S. dollar value of and returns on foreign denominated investments;

●	CLOs and other structured finance securities are generally backed by pools of loans and other credit assets as collateral. Accordingly, CLO and structured finance securities present risks similar to those of other types of credit investments, including default (credit), interest rate, and prepayment risks. In addition, CLOs and other structured finance securities are often governed by a complex series of legal documents and contracts, which may increase the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments or limit the ability of an investor to enforce its rights and pursue remedies. There is also a risk that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO;

●	CLO equity and junior debt securities that the Fund may acquire are subordinated to more senior tranches of CLO debt. CLO equity and junior debt securities are subject to greater risk of default relative to the holders of senior priority interests in the same CLO based on the structural subordination of the tranches of CLO securities;

●	The price paid by the Fund for asset-based loans, including CLOs, the yield the Fund expects to receive from such investments and the average life of such investments are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. The value of these investments could be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments could depend on the ability of the Investment Adviser to forecast interest rates and other economic factors correctly. These investments could have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

●	The Fund may borrow money, including through the use of Preferred Shares, which magnifies the potential for gain or loss on amounts invested, subjects the Fund to certain covenants with which it must comply and may increase the risk of investing with the Fund. The use of leverage, whether directly through borrowing by the Fund or indirectly through the Fund’s investments, such as CLO equity securities that also involve leverage, may magnify the Fund’s risk of loss;

●	Unlike most closed-end funds, the Fund’s Shares will not be listed on any securities exchange;

●	Although the Fund intends to implement a quarterly share repurchase program, there is no guarantee that an investor will be able to sell all of the Shares that the investor desires to sell. The Fund should therefore be considered to offer limited liquidity;

●	The Fund may pay distributions in significant part from sources that may not be available in the future and are unrelated to the Fund’s performance. The Fund’s distributions may be funded from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Any capital returned to Shareholders through distributions will be distributed after payment of fees and expenses, as well as any applicable sales load. The amount of distribution that the Fund may pay, if any, is uncertain; and

●	To qualify and remain eligible for the special tax treatment accorded to RICs and their shareholders under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements, and failure to do so could result in the loss of RIC status.

Accordingly, the Fund should be considered a speculative investment that entails substantial risks, and a prospective investor should invest in the Fund only if they can sustain a complete loss of their investment.

Valuation

Generally, there is no public market for many of the investments the Fund targets. As a result, the Investment Adviser, in its capacity as valuation designee pursuant to Rule 2a-5 under the 1940 Act, values these securities at fair value in accordance with the requirements of the 1940 Act. Because such valuations, and particularly valuations of securities that are typically not publicly traded like those the Fund holds, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. The Investment Adviser’s determinations of fair value, in its capacity as valuation designee, may differ materially from the values that would have been used if an active public market for these securities existed. The Investment Adviser’s determinations of the fair value of the Fund’s investments have a material impact on the Fund’s net earnings through the recording of unrealized appreciation or depreciation of investments and may cause the Fund’s NAV on a given date to understate or overstate, possibly materially, the value that the Fund may ultimately realize on one or more of its investments. See “CALCULATION OF NET ASSET VALUE.”

Unlisted Closed-End Fund Interval Structure; Limited Liquidity	The Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their Shares on a daily basis. To meet daily redemption requests, mutual funds are subject to more stringent regulatory limitations than closed-end funds. The Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future.

To provide some liquidity to Shareholders, the Fund will be structured as an “interval fund” and conduct quarterly repurchase offers for a limited amount of the Fund’s Shares (at least 5%). An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. See “REPURCHASES OF SHARES” below and “PRINCIPAL RISK FACTORS—CLOSED-END FUND; LIQUIDITY RISKS.”

Repurchases of Shares	The Fund is not a liquid investment. No Shareholder will have the right to require the Fund to redeem its Shares. The Fund does not currently intend to list its Shares on any securities exchange and does not expect any secondary market for them to develop in the foreseeable future. Therefore, Shareholders should expect that they will be unable to sell their Shares for an indefinite time or at a desired price. No Shareholder will have the right to require the Fund to repurchase such Shareholder’s Shares or any portion thereof. Shareholders may not exchange their Shares of the Fund for shares of any other registered investment company. Because no public market exists for the Shares, and none is expected to develop in the foreseeable future, Shareholders will not be able to liquidate their investment, other than through the Fund’s share repurchase program, or, in limited circumstances, as a result of transfers of Shares to other investors. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks. See “REPURCHASES OF SHARES.”

The Fund is an “interval fund,” a type of fund which, to provide some liquidity to Shareholders, makes quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act, unless such offer is suspended or postponed in accordance with regulatory requirements. In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. Quarterly repurchases will occur in the months of January, April, July and October. The Fund expects the first repurchase offer to be issued at the end of the second full calendar quarter following effectiveness of the Fund’s registration statement. The offer to purchase Shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) is sent to Shareholders at least 21 calendar days before the repurchase request deadline (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”); however, the Fund will seek to provide such written notification earlier but no more than 42 calendar days before the Repurchase Request Deadline. The NAV will be calculated no later than the 14th calendar day (or the next business day if the 14th calendar day is not a business day) after the Repurchase Request Deadline (the “Repurchase Pricing Date”). The Fund will distribute payment to Shareholders within seven calendar days after the Repurchase Pricing Date. The Fund’s Shares are not listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Thus, the Shares are appropriate only as a long-term investment.

If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if Shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks. See “RISK FACTORS—REPURCHASE OFFERS RISK.”

The Fund also has the right to repurchase all of a Shareholder’s Shares at any time if the aggregate value of such Shareholder’s Shares is, at the time of such compulsory repurchase, less than the minimum initial investment applicable for the Fund. See “REPURCHASES OF SHARES.”

A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of the Shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. An early repurchase fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund. See “REPURCHASES OF SHARES.”

Summary of Taxation	The Fund intends to elect to be treated and qualify as a RIC for federal income tax purposes. As a RIC, the Fund will generally not be subject to federal corporate income tax, provided that when it is a RIC, it distributes out substantially all of its income and realized gains each year. U.S. investors in the Fund are not expected to be entitled to a foreign tax credit with respect to any of those taxes. See “TAXES.”

Fiscal Year End	For accounting purposes, the Fund’s fiscal year is the 12-month period ending on December 31.

FUND FEES AND EXPENSES

The following tables describe the aggregate fees and expenses that the Fund expects to incur and that the Shareholders can expect to bear, either directly or indirectly, through the Fund’s investments, assuming estimated net assets of the Fund of approximately $100 million. The purpose of the following table and the example below is to assist prospective investors in understanding the various fees and expenses that a Shareholder will bear, either directly or indirectly. The expenses shown in the table are based on estimated amounts for the current fiscal year. The Fund’s actual expenses may vary from the estimated expenses shown in the table. The Investment Management Fee percentage calculation assumes the use of leverage by the Fund. For a more complete description of the various fees and expenses of the Fund, see “INVESTMENT MANAGEMENT,” “ADMINISTRATION,” “FUND EXPENSES,” and “PURCHASING SHARES.”

SHAREHOLDER TRANSACTION EXPENSES:

	Class I Shares	Class Y Shares	Class A Shares
Maximum Early Repurchase Fee (as a percentage of repurchased amount)(1)	2.00%	2.00%	2.00%
Maximum Sales Load(2)	None	None	3.00%
ANNUAL EXPENSES: (As a Percentage of Net Assets Attributable to Shares)
Investment Management Fee(3)	1.30%	1.30%	1.30%
Interest Payment on Borrowed Funds(4)	0.86%	0.86%	0.86%
Distribution and/or Servicing Fees(5)	None	0.25%	0.75%
Other Expenses(6)	0.80%	0.80%	0.80%
Total Annual Expenses	2.96%	3.21%	3.71%
Fee Waiver and/or Expense Reimbursement(7)	-1.30%	-1.30%	-1.30%
Total Annual Expenses (After Fee Waiver and/or Expense Reimbursement	1.66%	1.91%	2.41%

(1)	A 2.00% early repurchase fee payable to the Fund will be charged with respect to the repurchase of a Shareholder’s Class I Shares, Class Y Shares, or Class A Shares at any time prior to the day immediately preceding the one-year anniversary of a Shareholder’s purchase of the Shares (on a “first in-first out” basis). An early repurchase fee payable by a Shareholder may be waived by the Fund, in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner as will not discriminate unfairly against any Shareholder. See “REPURCHASES OF SHARES.”

(2)	Investors purchasing Class A Shares may be charged a sales load of up to 3.00% of the investor’s gross purchase. The Fund may, in its discretion, waive all or a portion of the sales load for certain investors. While Class I and Class Y Shares are not subject to a front-end sales charge, if you purchase Class I Shares or Class Y Shares through certain financial intermediaries, such intermediaries may directly charge you transaction or other fees in such amount as they may determine. Please consult your financial firm for additional information. See “PURCHASING SHARES.”

(3)	For its provision of advisory services to the Fund, the Investment Adviser will receive an annual Investment Management Fee, payable monthly in arrears, equal to 1.30% of the Fund’s average daily Managed Assets determined as of month-end. “Managed Assets” means the gross assets of the Fund (including assets purchased with leverage and any assets attributable to any Preferred Shares or to indebtedness) minus the Fund’s liabilities other than liabilities relating to indebtedness. The Investment Management Fee percentage calculation assumes the use of leverage by the Fund. The Investment Management Fee will be paid to the Investment Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders. The Investment Management Fee will be waived for twelve months following the effectiveness of the Fund’s Prospectus, as described in footnote 7, below.

(4)	We may borrow funds to make investments, including before we have fully invested the proceeds of this continuous offering. To the extent that we determine it is appropriate to borrow funds to make investments, the costs associated with such borrowing will be indirectly borne by shareholders. The figure in the table assumes that we borrow for investment purposes an amount equal to 13.5% of our weighted average net assets, and that the average annual cost of borrowings, including the amortization of cost associated with obtaining borrowings and unused commitment fees, on the amount borrowed is currently estimated to be 6.0%. Our ability to incur leverage depends, in large part, on the availability of financing in the market.

(5)	The Fund has adopted a distribution and shareholder service plan (“Distribution and Shareholder Service Plan”) for Class Y Shares and Class A Shares. Under the Distribution and Shareholder Service Plan, the Fund will be permitted to pay as compensation up to 0.25% and 0.75%, respectively, on an annualized basis of the net assets of the Fund attributable to Class Y Shares or Class A Shares, respectively, (the “Distribution and/or Servicing Fee”) to qualified recipients under the Distribution and Shareholder Service Plan. The Distribution and/or Service Fee for Class Y Shares consists solely of a fee of 0.25%, designated for regulatory purposes as a “service fee,” for the provision of personal investor services as defined under applicable rules. The Distribution and/or Service Fee for Class A Shares consists of a service fee of 0.25% and a fee of 0.50%, designated for regulatory purposes as a “distribution fee,” in each case on an annualized basis of the net assets of the Fund. The Fund may pay all or a portion of these fees to the Distributor, any registered securities dealer, financial institution, or any other person who provides certain distribution and/or shareholder services, pursuant to a written agreement. Class I Shares are not subject to the Distribution and/or Servicing Fee.

(6)	Other Expenses are estimated for the Fund’s current fiscal year. “Other Expenses” include, among other things, professional fees and other expenses that the Fund will bear, including initial and ongoing offering costs and fees and expenses of the Administrator, transfer agent and Custodian.

(7)	The Investment Adviser has contractually agreed to waive its entire Investment Management Fee until [ ], 2027 (for a period of twelve months following the effective date of this Prospectus or subject to any extension thereto agreed upon mutually by the Investment Adviser and the Fund). The Investment Adviser may reduce the amount of the waiver in the amount of any organizational and related expenses paid by the Investment Adviser with respect to the Fund. The Investment Management Fees waived pursuant to this contract are not otherwise subject to recapture by the Investment Adviser. The Investment Adviser has also entered into the Expense Limitation and Reimbursement Agreement with the Fund with respect to Class I Shares, Class Y Shares, and Class A Shares, whereby the Investment Adviser has agreed to a Waiver to ensure the Total Annual Expenses (excluding any front-end or contingent deferred loads, distribution fees pursuant to Rule 12b-1 Plans, shareholder service fees under the Fund’s Distribution and Shareholder Service Plan, taxes, leverage interest, brokerage commissions, fees and other expenses associated with financing facilities, borrowing expenses such as dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization after commencement of Fund operations, and extraordinary expenses, such as litigation expenses) do not exceed 2.25% of the Expense Limit of Class I Shares, Class Y Shares, and Class A Shares, respectively, through [ ], 2027.

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that all distributions are reinvested at NAV and that the percentage amounts listed under annual expenses remain the same in the years shown (except that the example reflects the expense limitation and reimbursement arrangements for the one-year period and the first year of each additional period). The assumption in the hypothetical example of a 5% annual return is the same as that required by regulation of the SEC applicable to all registered investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Shares.

EXAMPLE

	1 Year	3 Years	5 Years	10 Years[1]
You Would Pay the Following Expenses Based on the Imposition of a $1,000 Investment in the Fund, Assuming a 5% Annual Return:
Class I Shares	$17	$62	$109	$240
Class Y Shares	$19	$69	$122	$265
Class A Shares	$54	$112	$172	$335

1 Reflects conversion of Class A shares to Class Y shares (which pay lower ongoing expenses) of the Fund on the first business day of the sixth month following the sixth anniversary of the issuance.

The example is based on the annual fees and expenses set out in the table above and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the example. A greater rate of return than that used in the example would increase the dollar amount of the asset-based fees paid by the Fund.

FINANCIAL HIGHLIGHTS

Since the Fund is newly organized, there is no financial history for the Fund. As a result, no financial performance is available. Additional information about the Fund’s financial performance will be available in the Fund’s annual and semi-annual reports.

USE OF PROCEEDS

The proceeds from the sale of Shares, not including the Fund’s fees and expenses (including, without limitation, offering expenses), will be invested by the Fund in accordance with the Fund’s investment objectives and strategies as soon as practicable, but in no event later than three months after receipt, and consistent with market conditions and the availability of suitable investments; proceeds held in cash may be used to meet operational needs, for temporary defensive purposes, or to maintain liquidity.

Pending the investment of the proceeds of any offering or any other available funds pursuant to the Fund’s investment objectives and strategies, a portion of such amounts, which may include a substantial portion of the proceeds of an offering, may be invested in short-term debt securities or money market funds. In addition, subject to applicable law, the Fund may maintain a portion of its assets in cash or short-term securities or money market funds to meet operational needs, for temporary defensive purposes, or to maintain liquidity. The Fund may be prevented from achieving its objectives during any period in which the Fund’s assets are not substantially invested in accordance with its principal investment strategies.

INVESTMENT OBJECTIVES AND STRATEGIES

INVESTMENT OBJECTIVES

The Fund’s objectives are to seek to generate current income and to provide attractive risk-adjusted returns across varying market cycles. There can be no assurance that the Fund will achieve its investment objective or that its investment strategies will be successful. The Fund’s investment objectives are non-fundamental and may be changed by the Board without the approval of Shareholders.

INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objectives by investing in a broadly constructed portfolio of private, structured and liquid credit strategies. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes in alternative income-producing credit and income instruments across any of the following strategies: (i) private credit, including directly originated corporate loans (i.e., direct lending), such as first-lien senior debt and unitranche facilities, as well as asset-based loans), such as senior secured loans and junior debt facilities (the “Private Credit Strategy”), (ii) structured credit, including equity and debt tranches of collateralized loan obligations (“CLOs”) (the “Structured Credit Strategy”), and (iii) liquid credit, including broadly syndicated loans and tradable high yield bonds (“junk” bonds) (the “Liquid Credit Strategy” and collectively with the Private Credit Strategy and Structured Credit Strategy, the “Alternative Income Investments”). The Fund’s Alternative Income Investments are income-producing credit and income instruments whose yields and/or expected returns are higher than investment-grade fixed-income securities and provide exposure to a range of alternative credit sectors (private credit, structured credit, broadly syndicated loans, and tradeable high yield) and borrower segments historically accessible primarily to institutional or high net-worth investors through private fund instruments (i.e., instruments that are alternative income-producing credit and income instruments). The Fund’s allocation to the foregoing strategies will vary over time. The Fund may invest a portion of its assets in other income-generating instruments, including, but not limited to, stressed and distressed securities, notes, bills, debentures, bank loans, asset-backed securities (e.g., CMBS, RMBS, ABS), convertible and preferred securities and government and municipal obligations (the “Other Investments”). The Fund’s Other Investments may count towards the Fund’s 80% investment policy if, in its good-faith judgment, the Sub-Adviser deems such Other Investment to be an alternative income-producing credit and income security. In addition, the Fund may invest up to 20% of its assets in foreign instruments, including non-U.S. issuers domiciled in developed/Western Europe. The Fund may also invest in illiquid and restricted securities. The Fund expects to invest a significant portion of the Alternative Income Investments in senior, secured and floating rate credit instruments, which the Sub-Adviser believes have the potential to mitigate credit and interest rate risks. The Fund’s portfolio will be broadly constructed in respect of the Alternative Income Investments, as well as by collateral type, industries and end-borrowers, among other attributes, and positioned to take advantage of market inefficiencies and attractive relative value opportunities. Although actual exposure to any strategy may vary over time, the Fund expects its allocation to the Private Credit Strategy will range between 40% and 80%, the Structured Credit Strategy will range between 0% and 30% and the Liquid Credit Strategy will range between 5% and 50%.

The Private Credit Strategy is expected to be the Fund’s largest allocation and source of income and risk-adjusted returns. The Liquid Credit Strategy is intended to provide the Fund flexibility to make opportunistic investments, including during periods of broad market volatility and complement the Private Credit and Structured Credit Strategies as sources of enhanced risk-adjusted returns. Collectively, the Fund’s Alternative Income Investments are intended to allow the Fund to take advantage of broad credit market trends and specific borrower opportunities that are niche in the marketplace and generally inaccessible to non-institutional investors.

Private Credit Strategy

Direct Lending

Through its Private Credit Strategy, the Fund intends to invest in privately negotiated, secured loans to U.S. middle-market companies. “Middle market” refers to companies with approximately $10 - $50 million of earnings before interest, taxes, depreciation and amortization (“EBITDA”), which the Sub-Adviser believes is a useful proxy for cash flow, although the Fund may make investments in issuers with EBIDTA outside of such range. Under this strategy, the Fund will invest primarily in such middle-market companies’ first-lien senior debt and unitranche facilities (combined senior and mezzanine debt tranches), which are typically supported by private equity sponsors. Selectively, the Fund may also make investments in second-lien debt and other subordinated debt instruments, typically to larger borrowers.

Key Characteristics

●	Customized loans directly negotiated between a borrower and a sole / limited group of lenders

●	Senior secured and conservatively structured loans, focused on established borrowers operating in resilient industries

●	Typically held to maturity or refinancing versus traded

●	Can offer higher yields and fees versus traded credit

Asset-Based Loans (“ABL”)

Through the Fund’s Private Credit Strategy, the Fund intends to invest in asset-based loans to companies through a variety of debt instruments, including, but not limited to, senior secured debt, junior secured debt, and mezzanine debt typically backed by financial and/or tangible assets, including accounts receivable financings, corporate asset-based loans and working capital, among other types. The borrowers in respect of such debt instruments are expected to be predominantly based in North America and in need of customized, often highly structured loans, which are difficult for conventional lenders to provide for many reasons, including, for example, a compressed time frame, lack of a credit rating and/or unique characteristics of the underlying assets of such borrower. In addition, the Fund intends to invest in whole loans, private asset-backed loans, and other private and syndicated asset-backed securities, backed by a dynamic pool of assets, collectively also known as “Specialty Finance” assets. Specialty Finance asset types may include consumer unsecured loans and receivables, student loans, equipment leasing, royalties, media assets, and commercial/small-and-medium enterprise (“SME”) loans and receivables, among other types. This type of financing, which has been traditionally arranged by banks, finance companies and through public asset-backed securitizations (“ABS”), has been shifting toward private credit solutions, including private securitizations, due to rising bank regulation, new product innovation and less certain execution in public ABS markets.

Key Characteristics

●	Bi-lateral loans and purchase agreements typically secured by, or comprised of, diverse pools of financial and/or tangible assets

●	Lending to companies unable or unwilling to access conventional sources of capital, such as banks and public asset-backed securitization markets

●	Risk can be mitigated through the use of negotiated covenants, other lender controls and collateral backing

●	Typically tailored, niche strategies that can offer diversification versus corporate credit

The Sub-Adviser believes that the market opportunity for the Private Credit Strategy exists because (1) increased financial regulation has affected banks’ ability to lend capital, (2) alternate lending vehicles, such as CLOs and business development companies (“BDCs”), are governed by strict rules which limit their ability to lend to non-corporate borrowers and into special situations, and (3) public securitization markets can be less reliable financing source. The Sub-Adviser considers private credit to be a more stable and reliable source of capital through periods of volatility. In exchange for illiquidity and more customized structures and terms, private credit typically offers attractive returns for the assessed level of risk.

Structured Credit Strategy

CLO Mezzanine and Equity Tranches

Through the Fund’s Structured Credit Strategy, the Fund intends to invest in third party CLO mezzanine and equity tranches of predominately U.S.-dollar denominated CLOs backed by corporate leveraged loans issued primarily to U.S. obligors. CLO equity is the most junior tranche of a CLO and has historically delivered the highest return, while mezzanine sits between equity and senior tranches and has historically delivered a lower volatility and return profile relative to CLO equity. Temporary market conditions may make an investment in more senior CLO tranches attractive, but this is not a core focus of the Structured Credit Strategy. The Structured Credit Strategy aims for the Fund to opportunistically shift between the primary and secondary CLO markets and identify the most compelling relative value for its portfolio. The Fund expects to focus on the primary market (i.e., acquiring securities at the inception of a CLO) when the discrepancy between the value of a CLO’s assets and liabilities is believed to present an attractive investment opportunity and will switch to the secondary market (i.e., acquiring existing CLO securities) during times of market volatility or when the Fund identifies attractive opportunistic investment opportunities and idiosyncratic trades. The Sub-Adviser aims to identify compelling CLO managers with proven track records of outperformance through increasing the value of the loans held by the CLO, high equity distributions and active portfolio management. Additionally, the Structured Credit Strategy is focused on attractive deal structures, which include CLO manager flexibility, strong cushions on deal covenants and cashflow ratios, equity-friendly terms and reinvestment periods that fit market views.

Key Characteristics

●	Potential for attractive absolute returns versus other credit types

●	Benefits from structure and long-term financing arrangements

●	Backed by highly diversified pools of primarily broadly syndicated, senior secured loans

Liquid Credit Strategy

Through the Liquid Credit Strategy, the Fund intends to invest in instruments with robust liquidity profiles, including, but not limited to, broadly syndicated loans and tradable high yield bonds (i.e. “junk bonds”) primarily in the U.S. In connection with this strategy, the Sub-Adviser seeks, among other things, to invest in undervalued and fundamentally attractive assets. The availability of capital in the liquid credit market is highly sensitive to market conditions. The Fund expects these investments to enhance its risk/return profile and serve as a source of liquidity for the Fund.

Key Characteristics
Broadly Syndicated Loans		Tradable High Yield Bonds (“junk bonds”)

●	Senior, secured by borrowers’ enterprise value	●	Higher potential yield and return versus broadly syndicated loans

●	Floating rate coupons typically mitigate interest rate risk	●	Capital appreciation potential

●	Attractive potential recovery in the event of defaults	●	Available secondary market liquidity

●	Available secondary market liquidity

Principal preservation is a core tenet of the Sub-Adviser’s investment philosophy and equal consideration of both opportunity and risk will be closely considered when making investment decisions.

Recent Market Circumstances

Changes in interest rates (or the expectation of such changes) may adversely affect the CLO securities that we invest in or increase risks associated with such investments. In 2022 and 2023, the U.S. Federal Reserve increased certain interest rates as part of its efforts to combat rising inflation, and in 2024, it began to lower those rates and has continued to lower interest rates in 2025. The senior secured loans underlying the CLOs in which we invest typically have floating interest rates. Instruments with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. A rising interest rate environment may increase loan defaults, resulting in losses for the CLOs in which we invest. In addition, increasing interest rates may lead to higher prepayment rates, as corporate borrowers look to avoid escalating interest payments or refinance floating rate loans. Further, a general rise in interest rates will increase the financing costs of the CLOs, and the timing of increases in rates on the CLO debt may occur more quickly than increases on the underlying loan collateral. Conversely, in a decreasing interest rate environment, these instruments will generally not increase in value and our investment in instruments with floating interest rates may prevent us from taking full advantage of decreasing interest rates in a timely manner. In addition, the income received from such instruments will likely be adversely affected by a decrease in interest rates. In addition, since many of the senior secured loans held by the CLOs have interest rate floors, if the applicable benchmark interest rate is below the applicable interest rate floor, there may not be corresponding increases in investment income, which could result in the CLO not having adequate cash to make interest or other payments on the securities which we hold.

Other Investments and Characteristics

The Fund’s Other Investments may include stressed and distressed securities and notes, bills, debentures, bank loans, asset-backed securities (e.g., CMBS, RMBS, ABS), convertible and preferred securities, government and municipal obligations and other credit instruments with similar economic characteristics. In addition, from time to time, the Fund may invest in or hold common stock and other equity securities incidental to the purchase or ownership of a credit investment or in connection with a reorganization of a borrower. The Fund may engage in short sales. To the extent the Fund invests in derivatives instruments, the Fund expects to do so to hedge against interest rate, credit and/or other risks, or for other investment or risk management purposes. Derivatives instruments used by the Fund, if any, will be counted toward the Fund’s policy of investing at least 80% of its assets in alternative income-producing credit and income instruments to the extent they provide investment exposure to investments included within the policy or to one or more market risk factors associated with investments included in the policy. Derivatives may allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. See “ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF THE FUND AND RELATED RISKS—DERIVATIVES” in the SAI for more information.

A significant portion of the Fund’s investments are in the form of interests that are not offered pursuant to an effective registration statement under the Securities Act.

The Fund may invest in securities of other investment companies, including ETFs, to the extent that these investments are consistent with the Fund’s investment objective, strategies and policies and permissible under the 1940 Act or any applicable exemption therefrom. The Fund will count investments in ETFs and other investment companies towards the Fund’s 80% investment policy if such other investment company has an 80% investment policy pursuant to Rule 35d-1 under the 1940 Act with respect to alternative income-producing credit and income instruments (or other instruments with similar economic characteristics). The Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash or when the Advisers believe share prices of other investment companies offer attractive values.

Distressed Credit. The Fund may invest in debt and equity securities of operationally sound, financially distressed companies that may be in some level of financial or business distress, including companies involved in, or that have recently completed, bankruptcy or other reorganization and liquidation proceedings. These investments may include the following: (i) corporate debt instruments relating to stressed and distressed industries or issuers; (ii) rescue-capital opportunities; (iii) public and private stock issued in connection with restructurings and reorganizations or otherwise; and (iv) other opportunistic investments resulting from periods of market dislocation.

Foreign Instruments. The Fund will invest a portion of its assets in non-U.S. issuers domiciled in developed/Western Europe and retains the flexibility to opportunistically and to a lesser extent invest in issuers globally. The Fund expects that its investment in non-U.S. issuers will be made primarily in U.S. dollar denominated securities, but it reserves the right to purchase securities that are foreign currency denominated. Some non-U.S. securities may be less liquid and more volatile than securities of comparable U.S. issuers. Factors considered in determining whether an issuer may be deemed to be from a particular foreign country or geographic region include, among others, the issuer’s principal trading market, the country in which the issuer was legally organized, whether the issuer derives a substantial portion of its operations or assets from a particular country or region or derives a substantial portion of its revenue or profits from businesses, investments or sales outside of the United States.

Illiquid and Restricted Securities. The Fund invests in instruments that, at the time of investment, are illiquid (generally, those securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). The Fund may also invest, without limit, in securities that are unregistered (but are eligible for purchase and sale by certain qualified institutional buyers) or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale.

Use of Leverage. The Fund is permitted to borrow money or issue debt securities in an amount up to 33⅓% of its total assets in accordance with the 1940 Act. The Fund may establish a credit line to borrow money for a range of purposes, including meeting capital calls of existing investments or acquiring new investments. The Fund will engage in short-term borrowing (such as for purposes of meeting capital calls of existing investments or acquiring new investments). In addition, the CLO equity securities in which the Fund may invest in connection with its Structured Credit Strategy are highly leveraged (with CLO equity securities typically being leveraged nine to 13 times), which magnifies the Fund’s risk of loss on such investments. See “PRINCIPAL RISK FACTORS—BORROWING, USE OF LEVERAGE.”

The Fund may, among other things, hold cash or invest in cash equivalents. Among the cash equivalents in which the Fund may invest are: obligations of the United States Government, its agencies or instrumentalities; commercial paper; and certificates of deposit and bankers’ acceptances issued by United States banks that are members of the Federal Deposit Insurance Corporation. The Fund may also enter into repurchase agreements and may purchase shares of money market mutual funds in accordance with applicable legal restrictions.

During temporary defensive periods, the Fund may deviate from its investment policies and objective. During such periods, the Fund may invest up to 100% of its total assets in cash or cash equivalents, including short- or intermediate-term U.S. Treasury securities, as well as other short-term investments, including high quality, short-term debt securities. There can be no assurance that such techniques will be successful. During such periods, the Fund may not achieve its investment objective. It is expected that the Fund’s assets will not be fully invested at all times.

In addition, the Sub-Adviser, the Fund and certain of their affiliates have been granted an exemptive order from the SEC, which expands the Fund’s ability to co-invest alongside the Sub-Adviser’s affiliates in privately negotiated transactions. Subject to the conditions specified in the exemptive order, the Fund expects to co-invest with those affiliates in certain additional investment opportunities, including investments originated and directly negotiated by the Sub-Adviser. These co-investment transactions may give rise to conflicts of interests or perceived conflicts of interests among the Fund and the participating affiliates. See “POTENTIAL CONFLICTS OF INTEREST” below.

Investment Process

The Sub-Adviser’s investment process begins with thorough macro-economic market research, assessing the current conditions of the credit markets and the factors driving valuations. The Sub-Adviser seeks to capitalize on the inefficiencies of the credit markets by strategically allocating what the Sub-Adviser believes to be attractive relative value opportunities across illiquid, semi-liquid, and liquid asset classes. The Sub-Adviser focuses on uniting fundamental, bottom-up credit analysis with top-down macro views. The personnel of the Sub-Adviser who currently have primary responsibility for day-to-day management and oversight of the Fund (the “Portfolio Managers”) consider relevant top-down macro-economic factors including, but not limited to, supply and demand imbalance for capital (e.g., bank vs. non-bank lenders), outlook for fiscal and monetary policy, geopolitical risks, assessment of credit risk-premia, cross-asset class relative value, technical fund flow analysis, risk factor correlation and tail risk correlation. See “MANAGEMENT OF THE FUND—PORTFOLIO MANAGERS” for more information about the Portfolio Managers.

The Portfolio Managers and the Investment Committee partner for individual credit selection. The Sub-Adviser believes that critical factors that drive issuer selection include pricing/yield of the instrument, capital structure analysis, business model durability, bargaining/pricing power of borrower, cash flow analysis, multi-scenario sensitivity testing, sponsor/management alignment, credit documentation, upside/downside catalysts. The Fund intends, in certain instances, to purchase assets priced below the broad market for technical and or fundamental reasons, which the Sub-Adviser currently believes are mispriced for their fundamental risk. This market assessment is an ongoing process intended to determine the optimal portfolio asset concentrations to maximize the current market environment. Individual assets are then identified based both on their individual merits and overall portfolio contribution. Existing portfolio positions are reassessed and measured against external market opportunities. The Sub-Adviser will regularly reassess the allocation strategy and review investments within the Fund for their return and risk potential compared with other opportunities available in the market.

Investment Policies and Restrictions

Unless otherwise specified, the investment policies and limitations of the Fund are not considered to be fundamental by the Fund and can be changed without a vote of the Shareholders. The Fund’s investment objective and certain investment restrictions specifically identified as such in the SAI are considered fundamental and may not be changed without approval by holders of a “majority of the outstanding voting securities” of the Fund, as defined in the 1940 Act, which includes Shares and Preferred Shares, if any, voting together as a single class, and the holders of the outstanding Preferred Shares voting as a single class. As defined in the 1940 Act, when used with respect to particular shares of the Fund, a “majority of the outstanding voting securities” means: (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy; or (ii) more than 50% of the shares, whichever is less. The Fund may change the 80% policy without shareholder approval upon at least 60 days’ prior written notice to shareholders.

PRINCIPAL RISK FACTORS

All investments carry risks to some degree. The Fund cannot guarantee that its investment objectives will be achieved or that its strategy of investing in the Fund will be successful. An investment in the Fund involves substantial risks, including the risk that the entire amount invested may be lost. Below is a list of the principal risks of investing in the Fund. Different risks may be more significant at different times, depending on market conditions.

The Shares are speculative and illiquid securities involve substantial risk of loss. An investment in the Fund is appropriate only for those investors who do not require a liquid investment, for whom an investment in the Fund does not constitute a complete investment program, and who fully understand and can assume the risks of an investment in the Fund.

BUSINESS AND STRUCTURE RELATED RISKS

No Operating History

The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history. The Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objectives and that the value of Shares could decline substantially. It is designed for long-term investing and not as a vehicle for trading.

Many of the Fund’s competitors are substantially larger and have considerably greater financial, technical and marketing resources than the Fund does. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to the Fund. In addition, some of the Fund’s competitors may have higher risk tolerances or different risk assessments than the Fund has. These characteristics could allow the Fund’s competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than the Fund. The Fund may lose investment opportunities if it does not match competitors’ pricing, terms, and structure. If the Fund is forced to match competitors’ pricing, terms and structure, it may not be able to achieve acceptable returns on investments or may bear substantial risk of capital loss. Many of the Fund’s competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act will impose on the Fund as a registered closed-end management investment company.

Non-Diversified Status

The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the 1940 Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more investments are allocated a relatively large percentage of the Fund’s assets, losses suffered by such investments could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of investments. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. However, the Fund will be subject to diversification requirements applicable to RICs under the Code. See “TAXES.”

MANAGEMENT RELATED RISKS

Dependence on the Advisers

The Fund’s success depends on the acumen and expertise of the Sub-Adviser in selecting investments or other assets in which to invest. In addition, decisions with respect to the management of the Fund will be made by the Investment Adviser. Shareholders have no right or power to take part in the management of the Fund or to select or define the Fund’s investment criteria or decisions. Accordingly, no prospective Shareholder should invest in the Fund unless such Shareholder is willing to entrust all aspects of the management of the Fund to the Advisers. Historical performance of the Advisers and their affiliates is not indicative of the returns that Shareholders may achieve from an investment in the Fund.

Borrowing; Use of Leverage

The use of leverage increases both risk of loss and profit potential. The Fund is subject to the 1940 Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This means that at any given time the value of the Fund’s total indebtedness may not exceed one-third of the value of its total assets (including such indebtedness). The fees paid to the Investment Adviser are based on the gross assets of the Fund, including assets purchased with leverage. Therefore, the Investment Adviser has a financial incentive to cause the Fund to use leverage (e.g., borrowing) or to issue preferred shares, which may create a conflict of interest.

Recent Market Circumstances

The Fund (as well as its service providers) may be adversely affected by uncertainties and events around the world, such as epidemics and pandemics, including the spread of infectious illness or other public health issues, environmental disasters, extreme weather or geological events (e.g., wildfires, earthquakes and flooding), terrorism and other conflicts, social unrest, political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, responses to government actions or interventions, currency fluctuations and other developments in the laws and regulations of the countries in which they are invested. The Fund cannot predict the effects or likelihood of such events on the U.S. and world economies, on the value of the Shares or the NAV of the Fund. The issuers of securities, including those held in the Fund’s portfolio, could be materially impacted by such events which may, in turn, negatively affect the value of such securities or such issuers’ ability to make interest payments or distributions to the Fund.

The U.S. capital markets have experienced extreme volatility and disruption following the spread of COVID-19 in the United States and conflict between Russia and Ukraine and in the Middle East. Disruptions in the capital markets have increased the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. These and future market disruptions and/or illiquidity would be expected to have an adverse effect on the Fund’s business, financial condition, results of operations and cash flows. Unfavorable economic conditions also would be expected to increase the Fund’s funding costs, limit the Fund’s access to the capital markets or result in a decision by lenders not to extend credit to the Fund. During periods of market disruption, portfolio companies may be more likely to seek to draw on unfunded commitments the Fund has made, and the risk of being unable to fund such commitments is heightened during such periods. These events could limit the Fund’s ability to grow and have a material negative impact on the Fund’s operating results and the fair values of the Fund’s debt and equity investments.

U.S. and global markets have also experienced increased volatility in recent periods as a result of the failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund and issuer in it invests. For example, if a bank in which the Fund or issuer has an account fails, any cash or other assets in bank accounts may be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to the Fund or an issuer fails, the Fund or the issuer could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms. Even if banks used by the Fund and issuers in which the Fund invests remain solvent, continued volatility in the banking sector could cause or intensify an economic recession, increase the costs of banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which it invests.

The U.S. government has indicated its intention to renegotiate some of its global trade relationships with foreign governments and may impose tariffs. The imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions) could lead to market volatility and overall declines in the U.S. and global investment markets. The value of the Fund’s investments may be negatively affected by changes in trade policy, including the imposition of new tariffs, increases in existing tariffs, retaliatory tariffs or other trade barriers. Tariff actions may disrupt global supply chains, increase input costs, reduce demand for certain products or services and adversely affect the profitability, valuations and liquidity of the Fund’s assets. Actual or threatened tariffs and related trade disputes may also contribute to heightened market volatility and reduced liquidity across equity, fixed income and currency markets, which could adversely affect the Fund’s performance.

The Fund and Investment Adviser have in place business continuity plans reasonably designed to ensure that they maintain normal business operations, and that the Fund, its portfolio and assets are protected. However, in the event of a pandemic or an outbreak, or other unforeseen disruption, there can be no assurance that the Fund, its Investment Adviser and service providers, or the Fund’s portfolio companies, will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. A pandemic or disease could also impair the information technology and other operational systems upon which the Fund’s Investment Adviser rely and could otherwise disrupt the ability of the Fund’s service providers to perform essential tasks.

To satisfy any repurchase requests during periods of extreme volatility, it is more likely the Fund will be required to dispose of portfolio investments at unfavorable prices compared to their intrinsic value. In addition, any repurchase completed while the Fund has unrealized losses may cause the investors whose shares were repurchased to crystalize their losses even if such unrealized losses do not ultimately convert into realized losses. You should review this Prospectus and the SAI to understand the Fund’s discretion to implement temporary defensive measures.

Significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets, may adversely affect the performance of the Fund’s investments, the Fund and your investment in the Fund. The extent of the impact of such events may vary across asset classes. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments.

Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs and dramatically lower interest rates. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities. The effects of recent efforts undertaken by the U.S. Federal Reserve to address the economic impact of the COVID-19 pandemic and, more recently, inflation and the changing interest rate environment are varied and may not be fully realized or known.

Changes in interest rates (or the expectation of such changes) may adversely affect the CLO securities that we invest in or increase risks associated with such investments. In 2022 and 2023, the U.S. Federal Reserve increased certain interest rates as part of its efforts to combat rising inflation, and in 2024, it began to lower those rates and has continued to lower interest rates in 2025. The senior secured loans underlying the CLOs in which we invest typically have floating interest rates. Instruments with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. A rising interest rate environment may increase loan defaults, resulting in losses for the CLOs in which we invest. In addition, increasing interest rates may lead to higher prepayment rates, as corporate borrowers look to avoid escalating interest payments or refinance floating rate loans. Further, a general rise in interest rates will increase the financing costs of the CLOs, and the timing of increases in rates on the CLO debt may occur more quickly than increases on the underlying loan collateral. Conversely, in a decreasing interest rate environment, these instruments will generally not increase in value and our investment in instruments with floating interest rates may prevent us from taking full advantage of decreasing interest rates in a timely manner. In addition, the income received from such instruments will likely be adversely affected by a decrease in interest rates. In addition, since many of the senior secured loans held by the CLOs have interest rate floors, if the applicable benchmark interest rate is below the applicable interest rate floor, there may not be corresponding increases in investment income, which could result in the CLO not having adequate cash to make interest or other payments on the securities which we hold.

Government Intervention in Financial Markets Risk

The instability in the financial markets in the recent past led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases a lack of liquidity. Current market conditions could lead to further such actions. See “Recent Market Circumstances.” U.S. federal and state governments and foreign governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable and on an “emergency” basis with little or no notice with the consequence that some market participants’ ability to continue to implement certain strategies or manage the risk of their outstanding positions will be suddenly and/or substantially eliminated or otherwise negatively implicated. Given the complexities of the global financial markets and the limited time frame within which governments have been able to take action, these interventions have sometimes been unclear in scope and application, resulting in confusion and uncertainty, which in itself has been materially detrimental to the efficient functioning of such markets as well as previously successful investment strategies. Decisions made by government policy makers could exacerbate any economic difficulties. Issuers might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives.

Closed-end Interval Fund; Liquidity Risk

The Fund is a non-diversified, closed-end management investment company structured as an “interval fund” and designed primarily for long-term investors. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies, commonly known as mutual funds, in that investors in a closed-end fund do not have the right to redeem their Shares on a daily basis. Unlike most closed-end funds, which typically list their Shares on a securities exchange, the Fund does not intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares. Although the Fund, as a fundamental policy, will make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, the number of Shares tendered in connection with a repurchase offer may exceed the number of Shares the Fund has offered to repurchase, in which case not all of your Shares tendered in that offer will be repurchased. In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. Hence, you may not be able to sell your Shares when and/or in the amount that you desire. See “REPURCHASES OF SHARES.”

Repurchase Offers Risks

The Fund is an “interval fund” and, to provide some liquidity to Shareholders, makes quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund believes that these repurchase offers are generally beneficial to the Fund’s Shareholders, and generally are funded from available cash or sales of portfolio securities. However, the repurchase of Shares by the Fund decreases the assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratios. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities, and may limit the ability of the Fund to participate in new investment opportunities. If the Fund uses leverage, repurchases of Shares may compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing Fund expenses and reducing any net investment income. Certain Shareholders may from time to time own or control a significant percentage of the Fund’s Shares. Repurchase requests by these Shareholders of these Shares of the Fund may cause repurchases to be oversubscribed, with the result that Shareholders may only be able to have a portion of their Shares repurchased in connection with any repurchase offer. If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if Shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. Shareholders will be subject to the risk of NAV fluctuations during that period. Thus, there is also a risk that some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarterly period, thereby increasing the likelihood that proration will occur. The NAV of Shares tendered in a repurchase offer may fluctuate between the date a Shareholder submits a repurchase request and the Repurchase Request Deadline, and to the extent there is any delay between the Repurchase Request Deadline and the Repurchase Pricing Date. The NAV on the Repurchase Request Deadline or the Repurchase Pricing Date may be higher or lower than on the date a Shareholder submits a repurchase request. See “REPURCHASES OF SHARES.”

Competition for Investment Opportunities

The Fund competes for investments with other closed-end funds and investment funds, as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested. As a result of these new entrants, competition for investment opportunities may intensify. Many of the Fund’s competitors are substantially larger and may have considerably greater financial, technical and marketing resources than the Fund. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to the Fund. In addition, some of the Fund’s competitors may have higher risk tolerances or different risk assessments than it has. These characteristics could allow the Fund’s competitors to consider a wider variety of investments, establish more relationships and pay more competitive prices for investments than it is able to do. The Fund may lose investment opportunities if it does not match its competitors’ pricing. If the Fund is forced to match its competitors’ pricing, it may not be able to achieve acceptable returns on its investments or may bear substantial risk of capital loss. A significant increase in the number and/or the size of the Fund’s competitors could force it to accept less attractive investment terms. Furthermore, many of the Fund’s competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on it as a  closed-end fund.

Daily Valuation Risk. The Shares are offered daily, with a daily calculation of the NAV per Share. While the Investment Adviser aims to assess significant information about the Fund’s holdings on a daily basis, there may be instances where it is unable to acquire or evaluate such information properly. Consequently, the Investment Adviser’s fair value assessments could lead to significant disparities between the Fund’s NAV on a valuation day and what it would have been had all information been fully incorporated. This may result in investors receiving either more or fewer Shares upon purchase, and more or fewer cash proceeds upon tendering their Shares, than they would have otherwise expected.

“Commercially Reasonable Efforts” Offering Risk

This offering is being made on a commercially reasonable efforts basis, whereby the Distributor is only required to use commercially reasonable efforts to sell the Shares and has no firm commitment or obligation to purchase any of the Shares. To the extent that less than the maximum offering amount is subscribed for, the opportunity for the allocation of the Fund’s investments among various issuers and industries may be decreased, and the returns achieved on those investments may be reduced as a result of allocating all of the Fund’s expenses over a smaller capital base.

RISKS RELATING TO INVESTMENT STRATEGIES AND FUND INVESTMENTS

Market Risk

The success of the Fund’s activities will be affected by general economic and market conditions, such as interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Fund’s investments), trade barriers, currency exchange controls, disease outbreaks, pandemics, and national and international political, environmental and socioeconomic circumstances (including wars, terrorist acts or security operations). In addition, the current U.S. political environment and the resulting uncertainties regarding actual and potential shifts in U.S. foreign investment, trade, taxation, economic, environmental and other policies under the current administration, as well as the impact of geopolitical tension, such as a deterioration in the bilateral relationship between the U.S. and China, an escalation in conflict between Russia and Ukraine, significant conflict between Israel and Hamas in the Middle East or other systemic issuer or industry-specific economic disruptions, could lead to disruption, instability and volatility in the global markets. Unfavorable economic conditions also would be expected to increase the Fund’s funding costs, limit the Fund’s access to the capital markets or result in a decision by lenders not to extend credit to us.

Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices.

Current and historic market turmoil has illustrated that market environments may, at any time, be characterized by uncertainty, volatility and instability. Serious economic disruptions may result in governmental authorities and regulators enacting significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably increasing or lowering interest rates, which, in some cases resulted in negative interest rates.

As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets. These impacts can be exacerbated by government actions and/or failures of governments and societies to adequately respond to an emerging event or threat. These types of events quickly and significantly impact markets in the U.S. and across the globe leading to extreme market volatility and disruption. The extent and nature of the impact on supply chains or economies and markets from these events is unknown, particularly if a health emergency or other similar event, such as the COVID-19 pandemic, persists for an extended period of time. The value of the Fund’s investment may decrease as a result of such events, particularly if these events adversely impact the operations and effectiveness of the Advisers or key service providers or if these events disrupt systems and processes necessary or beneficial to the investment advisory or other activities on behalf the Fund.

The Fund’s investment strategy and the availability of opportunities satisfying the Fund’s risk-adjusted return parameters relies in part on observable trends and conditions in the financial markets and in some cases the improvement of such conditions. Trends and historical events do not imply, forecast or predict future events and, in any event, past performance is not necessarily indicative of future results. There can be no assurance that the assumptions made or the beliefs and expectations currently held by the Sub-Adviser will prove correct and actual events and circumstances may vary significantly.

Many of the issuers in which the Fund will make investments may be susceptible to economic slowdowns or recessions and may be unable to repay the loans made to them during these periods. Therefore, non-performing assets may increase and the value of the Fund’s portfolio may decrease during these periods as the Fund is required to record the investments at their current fair value. Adverse economic conditions also may decrease the value of collateral securing some of the Fund’s loans and the value of its equity investments. Economic slowdowns or recessions could lead to financial losses in the Fund’s portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase the Fund’s and the issuers’ funding costs, limit the Fund’s and the issuers’ access to the capital markets or result in a decision by lenders not to extend credit to the Fund or the issuers. These events could prevent the Fund from increasing investments and harm its operating results.

An issuer’s failure to satisfy financial or operating covenants imposed by the Fund or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the issuer’s ability to meet its obligations under the debt that the Fund holds. The Fund may incur additional expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. In addition, if one of the issuers were to go bankrupt, depending on the facts and circumstances, including the extent to which the Fund will actually provide significant managerial assistance to that issuer, a bankruptcy court might subordinate all or a portion of the Fund’s claim to that of other creditors.

The prices of financial instruments in which the Fund may invest can be highly volatile. General fluctuations in the market prices of securities may affect the value of the investments held by the Fund. Instability in the securities markets may also increase the risks inherent in the Fund’s investments.

Credit Risk

One of the fundamental risks associated with the Fund’s investments is credit risk, which is the risk that an issuer will be unable to make principal and interest payments on its outstanding debt obligations when due. The Fund’s return to investors would be adversely impacted if an issuer of debt in which the Fund invests becomes unable to make such payments when due.

Although the Fund may make investments that the Sub-Adviser believes are secured by specific collateral, the value of which may initially exceed the principal amount of such investments or the Fund’s fair value of such investments, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. The Fund may also invest in leveraged loans, high yield securities, marketable and non-marketable common and preferred equity securities and other unsecured investments, each of which involves a higher degree of risk than senior secured loans. Furthermore, the Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of a senior lender, to the extent applicable. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In addition, loans may provide for payments-in-kind, which have a similar effect of deferring current cash payments. In such cases, an issuer’s ability to repay the principal of an investment may depend on a liquidity event or the long-term success of the company, the occurrence of which is uncertain.

With respect to the Fund’s investments in any number of credit products, if the borrower or issuer breaches any of the covenants or restrictions under the credit agreement that governs loans of such issuer or borrower, it could result in a default under the applicable indebtedness as well as the indebtedness held by the Fund. Such default may allow the creditors to accelerate the related debt and may result in the acceleration of any other debt to which a cross-acceleration or cross-default provision applies. This could result in an impairment or loss of the Fund’s investment or a pre-payment (in whole or in part) of the Fund’s investment. Similarly, while the Fund will generally target investing in companies it believes are of high quality, these companies could still present a high degree of business and credit risk. Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or the continuation or worsening of the current (or any future) economic and financial market downturns and dislocations. As a result, companies that the Fund expected to be stable or improve may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or experience financial distress. In addition, exogenous factors such as fluctuations of the equity markets also could result in warrants and other equity securities or instruments owned by the Fund becoming worthless.

Credit Spread Risk

Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market expects below-investment-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of below-investment-grade and unrated securities. In recent years, the U.S. capital markets experienced extreme volatility and disruption following the spread of COVID-19, the conflict between Russia and Ukraine, significant conflict between Israel and Hamas in the Middle East and other economic disruptions, which increased the spread between yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. Central banks and governments played a key role in reintroducing liquidity to parts of the capital markets. Future exits of these financial institutions from the market may reintroduce temporary illiquidity. These and future market disruptions and/or illiquidity would be expected to have an adverse effect on the Fund’s business, financial condition, results of operations and cash flows.

Risks Related to Investments in Loans

The Fund invests in loans, either through primary issuances or in secondary transactions, including potentially on a synthetic basis. The value of the Fund’s loans may be detrimentally affected to the extent a borrower defaults on its obligations. There can be no assurance that the value assigned by the Investment Adviser can be realized upon liquidation, nor can there be any assurance that any related collateral will retain its value. Furthermore, circumstances could arise (such as in the bankruptcy of a borrower) that could cause the Fund’s security interest in the loan’s collateral to be invalidated. Also, much of the collateral will be subject to restrictions on transfer intended to satisfy securities regulations, which will limit the number of potential purchases if the Fund intends to liquidate such collateral. The amount realizable with respect to a loan may be detrimentally affected if a guarantor, if any, fails to meet its obligations under a guarantee. Finally, there may be a monetary, as well as a time cost involved in collecting on defaulted loans and, if applicable, taking possession of various types of collateral. The portfolio may include first lien senior secured, second and third lien loans and any other loans.

First Lien Senior Secured Loans

It is expected that when the Fund makes a senior secured term loan investment in an issuer, it will generally take a security interest in substantially all of the available assets of the issuer, including the equity interests of its domestic subsidiaries, which the Fund expects to help mitigate the risk that it will not be repaid. However, there is a risk that the collateral securing the Fund’s loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the issuer to raise additional capital, and, in some circumstances, the Fund’s lien could be subordinated to claims of other creditors. In addition, deterioration in an issuer’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that the Fund will receive principal and interest payments according to the loan’s terms, or at all, or that it will be able to collect on the loan should it be forced to enforce its remedies.

Second Lien Senior Secured Loans and Junior Debt investments

Selectively, the Fund may invest in second lien senior loans and other subordinated debt investments. Second and third lien loans are subject to the same investment risks generally applicable to senior loans described above. The Fund’s second lien senior secured loans will be subordinated to first lien loans and the Fund’s junior debt investments, such as mezzanine loans, generally will be subordinated to both first lien and second lien loans and have junior security interests or may be unsecured. As such, to the extent the Fund holds second lien senior secured loans and junior debt investments, holders of first lien loans may be repaid before the Fund in the event of a bankruptcy or other insolvency proceeding. Therefore, second and third lien loans are subject to additional risk that the cash flow of the related obligor and the property securing the second or third lien loan may be insufficient to repay the scheduled payments to the lender after giving effect to any senior secured obligations of the related obligor. This may result in an above average amount of risk and loss of principal. Second and third lien loans are also expected to be more illiquid than senior loans.

Unsecured Loans

Unsecured loans are subject to the same investment risks generally applicable to loans described above but are subject to additional risk that the assets and cash flow of the related obligor may be insufficient to repay the scheduled payments to the lender after giving effect to any secured obligations of the obligor. Unsecured loans will be subject to certain additional risks to the extent that such loans may not be protected and such loans are not secured by collateral, financial covenants or limitations upon additional indebtedness. Unsecured loans are also expected to be a more illiquid investment than senior loans for this reason.

Other Risks Related to Loans

Under the agreements governing most syndicated loans, should a holder of an interest in a syndicated loan wish to call a default or exercise remedies against a borrower, it could not do so without the agreement of at least a majority of the other lenders. Actions could also be taken by a majority of the other lenders, or in some cases, a single agent bank, without the consent of all lenders. Each lender would nevertheless be liable to indemnify the agent bank for its ratable share of expenses or other liabilities incurred in such connection and, generally, with respect to the administration and any renegotiation or enforcement of the syndicated loans. Moreover, an assignee or participant in a loan may not be entitled to certain gross-up payments in respect of withholding taxes and other indemnities that otherwise might be available to the original holder of the loan.

Furthermore, the Sub-Adviser may invest a portion of the Fund’s assets in bank loans and participations. The special risks associated with these obligations include (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws, (ii) adverse consequences resulting from participating in such instruments with other institutions with lower credit quality and (iii) limitations on the ability of the Fund or the Sub-Adviser to directly enforce its rights with respect to participations. The Sub-Adviser will seek to balance the magnitude of these and other risks identified by it against the potential investment gain prior to entering into each such investment. Successful claims by third parties arising from these and other risks, absent bad faith, may be borne by the Fund. Bank loans are frequently traded on the basis of standardized documentation which is used in order to facilitate trading and market liquidity. There can be no assurance, however, that future levels of supply and demand in bank loan trading will provide an adequate degree of liquidity or that the current level of liquidity will continue or that the same documentation will be used in the future. The settlement of trading in bank loans often requires the involvement of third parties, such as administrative or syndication agents, and there presently is no central clearinghouse or authority which monitors or facilitates the trading or settlement of all bank loan trades. Often, settlement may be delayed based on the actions of any third party or counterparty, and adverse price movements may occur in the time between trade and settlement, which could result in adverse consequences for the Fund.

In recent years, a number of judicial decisions in the United States have upheld the right of borrowers to sue lending institutions on the basis of various evolving legal theories (collectively termed “lender liability”). Generally, lender liability is founded upon the premise that an institutional lender has violated a duty (whether implied or contractual) of good faith and fair dealing owed to a borrower or has assumed a degree of control over the borrower resulting in a creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of certain of the Fund’s investments, the Fund could be subject to allegations of lender liability.

The Fund may acquire interests in bank loans either directly (by way of sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a contracting party under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating out the interest and not with the borrower. In purchasing participations, the Fund typically will not have the right to vote on matters requiring a vote of holders of the underlying debt and may have no right to enforce compliance by the borrower with the terms of the loan agreement, or any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, if the Fund were to hold a participation, it would assume the credit risk of both the borrower and the institution selling the participation to the Fund. In certain circumstances, investing in the form of participation may be the most advantageous or only route for the Fund to make or hold any such investment, including in light of limitations relating to local laws or the willingness of administrative agents or borrowers to allow the Fund to become a direct lender.

Finally, loans may become non-performing for a variety of reasons. Non-performing debt obligations may require substantial workout negotiations, restructuring or bankruptcy filings that may entail a substantial reduction in the interest rate, deferral of payments and/or a substantial write-down of the principal of a loan or conversion of some or all of the debt to equity. Additional costs associated with these activities may reduce returns.

Unitranche Loans

Unitranche loans provide leverage levels comparable to a combination of first lien and second lien or subordinated loans. From the perspective of a lender, in addition to making a single loan, a unitranche loan may allow the lender to choose to participate in the “first out” tranche, which will generally receive priority with respect to payments of principal, interest and any other amounts due, or to choose to participate only in the “last out” tranche, which is generally paid after the “first out” tranche is paid. The Fund intends to participate in “first out” and “last out” tranches of unitranche loans and make single unitranche loans.

Covenant-Lite Loans

Some of the loans in which the Fund may invest may be “covenant-lite” loans. “Covenant-lite” loans refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent the Fund invests in “covenant-lite” loans, the Fund may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.

Investments in Middle-Market Companies

Investments in middle-market companies such as those that the Fund may invest in, while often presenting greater opportunities for growth, may also entail larger risks than are customarily associated with investments in large companies. Middle-market companies may have more limited product lines, capitalization, markets and financial resources, and may be dependent on a smaller management group. As a result, such companies may be more vulnerable to general economic trends and to specific changes in markets and technology. In addition, future growth may be dependent on additional financing, which may not be available on acceptable terms when required. Furthermore, there is ordinarily a more limited marketplace for the sale of interests in smaller, private companies, which may make realizations of gains more difficult, by requiring sales to other private investors. In addition, the relative illiquidity of investments held by closed-end funds generally, and the somewhat greater illiquidity of closed-end fund investments in middle-market companies, could make it difficult for the Fund to react quickly to negative economic or political developments.

Investments in Less Established Companies

The Fund may invest a portion of its assets in the securities of less established companies. Certain of the investments may be in businesses with little or no operating history. Investments in such early-stage growth companies may involve greater risks than are generally associated with investments in more established companies. To the extent there is any public market for the securities held by the Fund, such securities may be subject to more abrupt and erratic market price movements than those of larger, more established companies. Less established companies tend to have lower capitalizations and fewer resources and are, therefore, often more vulnerable to financial failure. Such companies also may have shorter operating histories on which to judge future performance and in many cases, if operating, will have negative cash flow. There can be no assurance that any such losses will be offset by gains (if any) realized on the Fund’s other investments. In addition, less mature companies could be deemed to be more susceptible to irregular accounting or other fraudulent practices. In the event of fraud by any company in which the Fund invests, the Fund may suffer a partial or total loss of capital invested in that company.

While not a focus of the Fund’s investment program, the Fund may invest in issuers that: (i) have little or no operating history, (ii) offer services or products that are not yet ready to be marketed, (iii) are operating at a loss or have significant fluctuations in operating results, (iv) are engaged in a rapidly changing business or (v) need substantial additional capital to set up internal infrastructure, hire management and personnel, support expansion or achieve or maintain a competitive position. Such issuers may face intense competition, including competition from companies with greater financial resources, more extensive capabilities and a larger number of qualified managerial and technical personnel.

High Yield Debt

The Fund may invest in debt securities that may be classified as “higher-yielding” (and, therefore, higher-risk) debt securities (also known as “junk bonds”). In most cases, such debt will be rated below “investment grade” or will be unrated and will face both ongoing uncertainties and exposure to adverse business, financial or economic conditions and the issuer’s failure to make timely interest and principal payments. The market for high yield securities (junk bonds) has experienced periods of volatility and reduced liquidity. High yield securities (junk bonds) may or may not be subordinated to certain other outstanding securities and obligations of the issuer, which may be secured by all or substantially all of the issuer’s assets. High yield securities (junk bonds) may also not be protected by financial covenants or limitations on additional indebtedness. The market values of certain of these debt securities may reflect individual corporate developments. General economic recession or a major decline in the demand for products and services in the industry in which the borrower operates would likely have a materially adverse impact on the value of such securities or could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default of such securities. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of these high yield debt securities (junk bonds).

Distressed Credit Investments

The Fund’s distressed credit investments (e.g., investments in defaulted, out-of-favor or distressed bank loans and debt and equity securities) are inherently speculative and are subject to a high degree of risk. Companies experiencing financial distress are often those operating at a loss or with substantial variations in operating results from period to period. Companies experiencing financial distress may be involved in insolvency proceedings and have the need for substantial additional capital to support continued operations or to improve their financial condition and may have very high amounts of leverage. Distressed companies typically are in default under, or have a significant risk of an inability to service, their debt obligations, especially during an economic downturn or periods of rising interest rates, may not have access to more traditional methods of financing and may be unable to repay debt by refinancing. Investments in distressed companies may be premised on a turnaround strategy. If turnarounds are not achieved, these companies could experience failures or substantial declines in value, and the Fund may not be able to divest itself of such unprofitable investments in a timely fashion or at all. Additionally, turnarounds may not be achieved within the contemplated investment horizons.

The value of distressed instruments tends to be more volatile and may have an increased price sensitivity to changing interest rates and adverse economic and business developments than other securities or instruments. Distressed credit investments are often more sensitive to company-specific developments and changes in economic conditions than other securities. Furthermore, distressed debt instruments are often unsecured and may be subordinated to senior debt. Accordingly, an investment in the Fund should only be considered by persons who can afford a loss of their entire investment.

Bank Loan Assignments and Participations

The Fund’s investment program may include bank loan assignments and participations. These obligations are subject to unique risks, including (i) the possible avoidance of an investment transaction as a “preferential transfer,” “fraudulent conveyance” or “fraudulent transfer,” among other avoidance actions, under relevant bankruptcy, insolvency and/or creditors’ rights laws; (ii) so-called “lender liability” claims by the issuer of the obligations; (iii) environmental liabilities that may arise with respect to collateral securing the obligations; (iv) limitations on the ability of the Fund to directly enforce its rights with respect to participations; and (v) the contractual nature of participations where the Fund takes on the credit risk of the participant rather than the actual borrower.

The Fund may acquire interests in loans either directly or indirectly (by way of assignment or participation). The Fund typically acquires loans directly, but may in some instances purchase loans by assignment or participation. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a contracting party under the loan agreement with respect to the loan; however, its rights can be more restricted than those of the assigning institution. Participation in a portion of a loan typically results in a contractual relationship only with the institution participating out the interest and not with the obligor. The Fund would, in such a case, have the right to receive payments of principal and interest to which it is entitled only from the institution selling the participation, and not directly from the obligor, and only upon receipt by such institution of such payments from the obligor. As the owner of a participation, the Fund generally will have no direct right to enforce compliance by the obligor with the terms of the loan agreement or to vote on amendments to the loan agreement, nor any rights of set-off against the obligor, and the Fund may not directly benefit from collateral supporting the loan in which it has purchased the participation. In addition, in the event of the insolvency of the selling institution, the Fund may be treated as a general creditor of such selling institution, and may not have any exclusive or senior claim with respect to the selling institution’s interest in, or the collateral with respect to, the applicable loan. Consequently, the Fund will assume the credit risk of both the obligor and the institution selling the participation to the Fund. As a result, concentrations of participations from any one selling institution subject the Fund to an additional degree of risk with respect to defaults by such selling institution. In addition, because bank loans are not typically registered under the federal securities laws like stocks and bonds, investors in loans have less protection against improper practices than investors in registered securities.

Mezzanine Investments

Most of the Fund’s mezzanine investments (if any) are expected to be unsecured and made in companies whose capital structures have significant indebtedness ranking ahead of the investments, all or a significant portion of which may be secured. While the investments may benefit from the same or similar financial and other covenants as those enjoyed by the indebtedness ranking ahead of the investments and may benefit from cross-default provisions and security over the issuer’s assets, some or all of such terms may not be part of particular investments. Moreover, the ability of the Fund to influence an issuer’s affairs, especially during periods of financial distress or following an insolvency, is likely to be substantially less than that of senior creditors. Mezzanine investments generally are subject to various risks, including, without limitation: (i) a subsequent characterization of an investment as a “fraudulent conveyance”; (ii) the recovery as a “preference” of liens perfected or payments made on account of a debt in the 90 days before a bankruptcy filing; (iii) equitable subordination claims by other creditors; (iv) so-called “lender liability” claims by the issuer of the obligations; and (v) environmental liabilities that may arise with respect to collateral securing the obligations.

Asset-Backed Securities

Asset-backed securities (“ABS”) are a form of structured debt obligation. In addition to the general risks associated with credit or debt securities discussed herein, ABS are subject to additional risks. While traditional fixed-income securities typically pay a fixed rate of interest until maturity, when the entire principal amount is due, an ABS represents an interest in a pool of assets, such as automobile loans, credit card receivables, unsecured consumer loans or student loans, that has been securitized and provides for monthly payments of interest, at a fixed or floating rate, and principal from the cash flow of these assets. This pool of assets (and any related assets of the issuing entity) is the only source of payment for the ABS. The ability of an ABS issuer to make payments on the ABS, and the timing of such payments, is therefore dependent on collections on these underlying assets. The recoveries on the underlying collateral (if any) may not, in some cases, be sufficient to support payments on these securities, which may result in losses to investors in an ABS. In many circumstances, ABS are not secured by an interest in the related collateral. Credit card receivables, for example, are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer loan laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.

Generally, obligors may prepay the underlying assets in full or in part at any time, subjecting the Fund to prepayment risk related to the ABS it holds. While the expected repayment streams on ABS are determined by the contractual amortization schedules for the underlying assets, an investor’s yield to maturity on an ABS is uncertain and may be reduced by the rate and speed of prepayments of the underlying assets, which may be influenced by a variety of economic, social and other factors. Any prepayments, repurchases, purchases or liquidations of the underlying assets could shorten the average life of the ABS to an extent that cannot be fully predicted. Some ABS may be structured to include a period of rapid amortization triggered by events such as a significant rise in the default rate of the underlying collateral, a sharp drop in the credit enhancement level because of credit losses on the underlying assets, a specified regulatory event or the bankruptcy of the originator. A rapid amortization event will cause any revolving period to end earlier than expected and all collections on the underlying assets will be used to pay principal to investors earlier than expected. In general, the senior most securities will be paid prior to any payments being made on the subordinated securities, and if such payments are made earlier than expected, the Fund’s yield on such ABS may be negatively affected.

The Fund may also invest in consumer debt and specialty finance markets, including, whole loans, private asset-backed loans, and other private and syndicated asset-backed securities, backed by a dynamic pool of assets, including but not limited to consumer unsecured debt, auto loans, student loans, equipment leasing, royalties, media assets, and commercial/small-and-medium enterprise (“SME”) loans, credit card receivables, asset-backed regulatory relief transactions, litigation finance, royalty transactions, equipment (e.g., renewable energy, construction, information technology, medical, logistics) and insurance-linked contracts. If certain consumer loan contracts do not comply with U.S. federal and state consumer financial protection laws, the servicer may be prevented from or delayed in collecting the loan contract. Also, some of these laws may provide that the assignee of a consumer contract (such as the issuing entity) is liable to the obligor for any failure of the contract to comply with these laws. This could result in delays in payment or losses on such loan contracts.

Asset-Based Loans Risk

The price paid by the Fund for asset-based loans, including CLOs, the yield the Fund expects to receive from such investments and the average life of such investments are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. The value of these investments could be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments could depend on the ability of the Adviser to forecast interest rates and other economic factors correctly. These investments could have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Credit Agency Risk

Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund or such credit rating agency’s ability to evaluate creditworthiness, and, as a result, may adversely affect those securities’ perceived or actual credit risk.

CLO Securities and Structured Finance Risks

The Fund may invest in CLO securities and other related structured finance securities. CLOs and structured finance securities are generally backed by an asset or a pool of assets (typically senior secured loans and other credit assets in the case of a CLO) that serve as collateral for the repayment of such securities. Structured finance investors bear the credit risk of the underlying collateral. CLOs are generally issued in multiple tranches, including senior, mezzanine, and subordinated/equity tranches, offering investors various maturity and credit risk characteristics according to their degree of risk. If there are defaults or the collateral otherwise underperforms, scheduled payments to senior tranches are generally protected at the risk and expense of more junior tranches.

CLO and other structured finance securities involve risks similar to other types of debt obligations, but those risks may be further increased due to the leveraged nature of these securities. For example, investments in subordinated structured securities, including equity and junior debt securities issued by CLOs, involve credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations.

In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including: (1) the possibility that distributions from collateral assets will not be adequate to make interest or principal payments in full or on a timely basis; (2) the collateral may decline in value or default; (3) the Fund’s investments in CLO equity and mezzanine debt tranches are expected to be subordinate in right of payment to other senior classes of CLO debt and may be subject to deferral of interest payments during periods in which the CLO has inadequate cashflow to make all required payments in priority to the mezzanine CLO securities; and (4) the complex structure of the investments may result in disputes with the issuer, other investors or stakeholders or may result in unexpected investment results, particularly during periods of market stress or volatility. Structured investments, particularly the subordinated interests in which the Fund invests, are less liquid than many other types of securities and may be more volatile than the assets underlying the CLOs. In addition, CLO and other structured finance securities may be subject to prepayment risk. The performance of a CLO or other structured finance security may be adversely affected by a variety of factors, including the security’s priority in the capital structure of the issuer, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying collateral, the structural insulation (including bankruptcy remoteness) of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral, and the capability of the servicer in maximizing the value of the securitized assets. There may also be risks that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. Investments in structured finance securities may also be subject to liquidity risk.

Furthermore, if interest rates on investments similar to a CLO’s secured notes fall below the prevailing levels at the time of issuance of those secured notes, the holders of CLO equity may have the right to cause a re-pricing of one or more classes of the secured notes, which will result in the interest rate payable with respect to each re-priced class to be reduced. Any mezzanine CLO securities in which the Fund invests that are re-priced will be redeemed if the Fund elects not to participate in the re-pricing and may be at a time when other investments bearing the same rate of interest may be more difficult or expensive to acquire. A re-pricing may also result in a shorter investment than a holder of secured notes may have initially anticipated. Holders subject to a re-pricing may recognize taxable income to the extent of the excess of any distributions made on their secured notes during the taxable year in which the re-pricing occurs and may recognize short-term capital gain or loss if they sell, exchange, retire, or otherwise dispose of their notes within one year after the re-pricing, even if such gain or loss otherwise would have been long-term capital gain or loss.

The Fund’s investments in the primary CLO market involve certain risks related to the period of time during which the CLO acquires assets.

Between the pricing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations (primarily loans) for the CLO. During this period, which typically extends for approximately three to six months, the price and availability of these collateral obligations may be adversely affected by market factors, including price volatility, interest rate movements and the availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the target initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of distributions on the CLO equity securities and the timing and amount of interest or principal payments received by holders of the CLO debt securities and could result in early redemptions, which may cause CLO equity and debt investors to suffer losses on their investment.

The Fund’s portfolio of investments may lack diversification among CLO securities, which may subject the Fund to a risk of significant loss if these correlated CLO securities experience a high level of defaults on collateral.

Through the Fund’s Structured Credit Strategy, the Fund’s portfolio may be comprised of investments in a limited number of CLO securities. Beyond the asset diversification requirements associated with the Fund’s qualification as a RIC under the Code and the concentration limits generally applicable to CLOs, the Fund will not have fixed guidelines for diversification or any limitations on its ability to invest in any one CLO, and the Fund’s investments may be concentrated in relatively few CLO securities. The Fund may be more susceptible to negative investment results if one or more of the CLOs in which the Fund is invested experiences a high level of defaults on its collateral. Similarly, the aggregate returns the Fund realizes may be significantly adversely affected if a small number of investments perform poorly or if the Fund needs to write down the value of any one investment. The Fund may also invest in multiple CLOs managed by the same CLO collateral manager, thereby increasing the Fund’s risk of loss in the event the CLO collateral manager was to fail, experience the loss of key portfolio management employees or sell its business.

The CLO securities in which the Fund invests may hold loans that are concentrated in a limited number of industries.

The CLOs in which the Fund invests may hold loans that are concentrated in a relatively limited number of industries. As a result, a downturn in any particular industry or group of industries in which the Fund’s CLO investments are concentrated could significantly impact the aggregate returns the Fund realizes.

Certain collateral quality test failures in the Fund’s CLO investments may result in diversion of CLO payments and harm the Fund’s results.

Because the Fund expect to hold CLO investments that are subordinated in the capital structure, the Fund expects its investments to be impacted if the CLOs fail to maintain certain financial thresholds related to overcollateralization and/or interest coverage tests. CLO indentures typically do not allow full par credit for assets rated “CCC+” or lower (or their equivalent) in excess of applicable limits for purposes of calculating of the CLO’s overcollateralization tests. As a result, negative rating migration of underlying loans could cause a CLO to be out of compliance with its overcollateralization tests. In the event that a CLO fails these collateral quality tests or otherwise defaults, holders of CLO senior debt may be entitled to payments that would, in turn, reduce or terminate the payments we, as holder of equity and junior debt tranches, would otherwise be entitled to receive from periodic distributions. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment the Fund may make. If any of these occur, it could materially and adversely affect the Fund’s operating results, NAV and cashflows.

CLO investments involve complex documentation and accounting considerations.

CLOs and other structured finance securities in which the Fund intends to invest are often governed by a complex series of legal documents and contracts. As a result, the risk of dispute over interpretation or enforceability of the documentation may be higher relative to other types of investments and enforcement of rights or remedies may be more limited than in bilateral agreements between borrowers and lenders.

The accounting and tax implications of the CLO investments that the Fund intends to make are complicated. In particular, reported earnings from CLO equity securities are recorded under U.S. generally accepted accounting principles, or “GAAP,” based upon an effective yield calculation. Current taxable earnings on certain of these investments, however, will generally not be determinable until after the end of the fiscal year of each individual CLO that ends within the Fund’s fiscal year, even though the investments are generating cashflow throughout the fiscal year. The tax treatment of certain of these investments may result in higher distributable earnings in the early years and a capital loss at maturity, while for reporting purposes the totality of cashflows is reflected in a constant yield to maturity.

The Fund is dependent on the collateral managers of the CLOs in which the Fund invests, and those CLOs are generally not registered as investment companies under the 1940 Act.

The Fund relies on CLO collateral managers to administer and review the portfolios of collateral they manage. Many CLO collateral managers are registered as investment advisers with the SEC, but may not be required to be so registered. The actions of the CLO collateral managers may significantly affect the return on the Fund’s investments; however, the Fund, as investors of the CLO, typically does not have any direct contractual relationship with the collateral managers of the CLOs in which the Fund invests. The ability or obligation of each CLO collateral manager to identify and report on issues affecting its portfolio on a timely basis could also affect the return on the Fund’s investments, as the Fund may not be provided with information on a timely basis in order to take appropriate measures to manage its risks. The Fund will also rely on CLO collateral managers to act in the best interests of a CLO it manages; however, such CLO collateral managers are subject to fiduciary duties owed to all classes of securities; therefore, there can be no assurance that the collateral managers will always act in the best interest of the Fund’s investments. If any CLO collateral manager were to act in a manner that was not in the best interest of the CLOs (e.g., acting with gross negligence, with reckless disregard or in bad faith) or not be required to act in the best interests of the Fund’s investment, the overall performance of the Fund’s investments could be adversely impacted. Furthermore, since the underlying CLO issuer often provides an indemnity to its CLO collateral manager, the Fund may not be incentivized to pursue actions against the collateral manager since any such action, if successful, may ultimately be borne by the underlying CLO issuer and payable from its assets, which could create losses to the Fund as investors in the CLO. In addition, liabilities incurred by the CLO collateral manger to third parties may be borne by the Fund as investors in CLO equity to the extent the CLO is required to indemnify its collateral manager for such liabilities.

In addition, the CLOs in which the Fund invests are generally not registered as investment companies under the 1940 Act. As investors in these CLOs, the Fund is not afforded the protections that stockholders in an investment company registered under the 1940 Act would have.

Loan Accumulation Facilities. The Fund may invest in loan accumulation facilities, which are short to medium term debt facilities, often provided by the bank that will serve as placement agent or arranger on a CLO transaction, which acquire loans on an interim basis that are expected to form part of the portfolio of a future CLO. Investments in loan accumulation facilities have risks similar to those applicable to investments in CLOs. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Fund may be responsible for either holding or disposing of the loans. This could expose us primarily to credit and/or mark-to-market losses, and other risks.

Certain CLOs could be subject to U.S. federal income tax on a net basis, which could affect the Fund’s operating results and cash flows.

Each CLO in which the Fund invests will generally operate pursuant to investment guidelines intended to ensure the CLO is not treated as engaged in a U.S. trade or business for U.S. federal income tax purposes. Each CLO will generally receive an opinion of counsel, subject to certain assumptions (including compliance with the investment guidelines) and limitations, that the CLO will not be engaged in a U.S. trade or business for U.S. federal income tax purposes. If a CLO fails to comply with the investment guidelines or the IRS otherwise successfully asserts that the CLO should be treated as engaged in a U.S. trade or business for U.S. federal income tax purposes, such CLO could be subject to U.S. federal income tax on a net basis, which could reduce the amount available to distribute to junior debt and equity holders in such CLO, including the Investment Adviser.

Increased competition in the market or a decrease in new CLO issuances may result in increased price volatility or a shortage of investment opportunities.

In recent years there has been a marked increase in the number of, and flow of capital into, investment vehicles established to make investments in CLO securities, even though the overall size of this market is relatively limited. While the Fund cannot determine the precise effect of such competition, such increase may result in greater competition for investment opportunities, which may result in an increase in the price of such investments relative to their risk. Such competition may also result under certain circumstances in increased price volatility or decreased liquidity with respect to certain positions.

In addition, the volume of new CLO issuances and CLO refinancings varies over time as a result of a variety of factors, including changes in interest rates, regulatory changes and other market forces. As a result of increased competition and uncertainty regarding the volume of new CLO issuances and CLO refinancings, the Fund can offer no assurances that the Fund will deploy all of the Fund’s capital in a timely manner or at all. Prospective investors should understand that the Fund may compete with other investment vehicles, as well as investment and commercial banking firms, which have substantially greater resources, in terms of financial wherewithal and research staffs, than may be available to the Fund.

Secured Overnight Financing Rate (“SOFR”) Risk

Since the discontinuation of London Inter-Bank Offered Rate (“LIBOR”), CLOs (and the collateral they hold) have generally issued debt based on Term SOFR. SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level data collected from various sources. SOFR is calculated and published by the Bank of New York. Term SOFR is a forward-looking term rate determined with reference to certain SOFR derivatives. Changes in the levels of Term SOFR will affect the amount of interest payable on the CLO debt securities, the distributions on the CLO equity and the trading price of the CLO securities.

Both SOFR and Term SOFR are fundamentally different from LIBOR. LIBOR was intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It was a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR was intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR or related derivatives markets, like Term SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR or such SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates like Term SOFR, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR or Term SOFR in the future, including following the discontinuation of synthetic LIBOR, may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

The Fund may invest in CLOs issued prior to 2022 through the secondary market that may be in the process of transitioning their debt securities or underlying assets away from LIBOR. The ongoing transition away from LIBOR to alternative reference rates is complex and could have a material adverse effect on the Fund’s business, financial condition and results of operations, including as a result of any changes in the pricing of the Fund’s investments, changes to the documentation for certain of the Fund’s investments and the pace of such changes, disputes and other actions regarding the interpretation of current and prospective loan documentation or modifications to processes and systems. To the extent that the replacement rate utilized for senior secured loans held by a CLO differs from the rate utilized by the CLO itself, there is a basis risk between the two rates (e.g., SOFR, Bloomberg Short-Term Bank Yield Index or other available rates, which could include the prime rate or the federal funds rate). This means the CLO could experience an interest rate mismatch between its assets and liabilities, which could have an adverse impact on the cash flows distributed to CLO equity investors as well as the Fund’s net investment income and portfolio returns until such mismatch is corrected or minimized, which would be expected to occur to the extent that both the underlying senior secured loans and the CLO securities utilize the same rate.

Interest Rate Risk

General interest rate fluctuations and changes in credit spreads on floating rate loans may have a substantial negative impact on the Fund’s investments and investment opportunities and, accordingly, may have a material adverse effect on the Fund’s rate of return on invested capital, the Fund’s net investment income and the Fund’s NAV. Certain of the Fund’s debt investments will have variable interest rates that reset periodically based on benchmarks such as SOFR and the prime rate, so an increase in interest rates may make it more difficult for issuers to service their obligations under the debt investments that the Fund will hold. In addition, to the extent the Fund borrows money to make investments, its returns will depend, in part, upon the difference between the rate at which it borrows funds and the rate at which it invests those funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on the Fund’s net investment income to the extent it uses debt to finance its investments. In periods of rising interest rates, the Fund’s cost of funds would increase, which could reduce its net investment income. In general, rising interest rates will negatively impact the price of a fixed rate debt instrument and falling interest rates will have a positive effect on price. Adjustable-rate instruments also react to interest rate changes in a similar manner, although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other factors). From time to time, the Fund may be exposed to medium- to long-term spread duration securities. Longer spread duration securities have a greater adverse price impact to increases in interest rates. Interest rate sensitivity is generally more pronounced and less predictable in instruments with uncertain payment or prepayment schedules.

If general interest rates rise, there is a risk that the portfolio companies in which the Fund holds floating rate securities will be unable to pay escalating interest amounts, which could result in a default under their loan documents. Rising interest rates could also cause portfolio companies to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults. In addition, rising interest rates may increase pressure on the Fund to provide fixed rate loans to the Fund’s portfolio companies, which could adversely affect the Fund’s net investment income, as increases in the cost of borrowed funds would not be accompanied by increased interest income from such fixed-rate investments.

Inflation Risk

Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of investments and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to shareholders.

Preferred Stock

Preferred stock generally has a preference as to dividends and upon the event of liquidation over an issuer’s common stock, but it ranks junior to debt securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate, but unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security generally entitles its holder to receive interest or a dividend until the convertible security matures or is redeemed or converted. Convertible securities generally: (i) have higher yields than the dividends on the underlying common stocks, but lower yields than non-convertible securities of a comparable duration; (ii) are less volatile in price than the underlying common stock due to their fixed-income characteristics; (iii) have a significant option component to their value which is directly impacted by the prevailing market volatility and interest rates; and (iv) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion feature) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase) as well as market volatility (with the conversion value increasing as market volatility increases). The credit standing of the issuer and other factors may also have an effect on investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent that the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security. Generally, the amount of the premium decreases (as with an option) as the convertible security approaches maturity.

A convertible security may be subject to redemption at the option of the issuer. If a convertible security held by the Fund is called for redemption, the Fund will be required either to permit the issuer to redeem the security or convert it into the underlying common stock. Either of these actions could have an adverse effect on the value of the position.

Limited Amortization Requirements

The Fund may invest in loans that have limited mandatory amortization requirements. While these loans may obligate an issuer to repay the loan out of asset sale proceeds, with annual excess cash flow or by refinancing upon maturity, repayment requirements may be subject to substantial limitations that would allow an issuer to retain such asset sale proceeds or cash flow, thereby extending the expected weighted average life of the investment. In addition, a low level of amortization of any debt over the life of the investment may increase the risk that an issuer will not be able to repay or refinance the loans held by the Fund when it matures.

Securities on a When-Issued or Forward Commitment Basis

The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Fund as when-issued or forward commitment transactions. The settlements of secondary market purchases of senior loans in the ordinary course, on a settlement date beyond the period expected by loan market participants are subject to delayed compensation. Furthermore, the purchase of a senior loan in the secondary market is typically negotiated and finalized pursuant to a binding trade confirmation, and therefore, the risk of non-delivery of the security to the Fund is reduced or eliminated when compared with such risk when investing in when-issued or forward commitment securities.

Equity Investments

When the Fund invests in senior secured loans or mezzanine loans, it may acquire equity securities as well. In addition, the Fund may invest directly in the equity securities of issuers. The Fund’s goal is ultimately to dispose of such equity interests and realize gains upon its disposition of such interests. However, the equity interests received may not appreciate in value and, in fact, may decline in value. Accordingly, the Fund may not be able to realize gains from its equity interests, and any gains that it does realize on the disposition of any equity interests may not be sufficient to offset any other losses experienced.

The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Investments in Publicly Traded Companies

The Fund’s investment portfolio may contain securities or instruments issued by publicly-held companies. Such investments may subject the Fund to risks that differ in type or degree from those involved with investments in privately-held companies. Such risks include, without limitation, greater volatility in the valuation of such companies, increased obligations to disclose information regarding such companies, limitations on the ability of the Fund to dispose of such securities or instruments at certain times, increased likelihood of shareholder litigation against such companies’ board members (which may include members of the Advisers) and increased costs associated with each of the aforementioned risks.

In addition, in respect of the Fund’s publicly traded debt investments, the Fund will not obtain financial covenants or other contractual rights, including management rights, that it might otherwise be able to obtain in making privately-negotiated investments. Moreover, the Fund may not have the same access to information in connection with investments in public securities, either when investing a potential investment or after making an investment, as compared to privately-negotiated investments. Furthermore, the Fund may be limited in its ability to make investments, and to sell existing investments, in public securities because the Advisers may be deemed to have material, nonpublic information regarding the issuers of those securities or as a result of other internal policies.

Prepayment Risk

Prepayment risk relates to the early repayment of principal on a loan or debt security. Loans are generally callable at any time, and certain loans may be callable at any time at no premium to par. The Sub-Adviser is generally unable to predict the rate and frequency of such repayments. Whether a loan is called will depend both on the continued positive performance of the issuer and the existence of favorable financing market conditions that allow such issuer the ability to replace existing financing with less expensive capital. As market conditions change frequently, the Sub-Adviser will often be unable to predict when, and if, this may be possible for each of the Fund’s issuers. Having the loan or other debt instrument called early may have the effect of reducing the Fund’s actual investment income below its expected investment income if the capital returned cannot be invested in transactions with equal or greater yields. The assets underlying the CLO securities in which the Fund may invest are subject to prepayment by the underlying corporate borrowers. In addition, the CLO securities and related investments in which the Fund intends to invest are subject to prepayment risk. If the Fund or a CLO collateral manager are unable to reinvest prepaid amounts in a new investment with an expected rate of return at least equal to that of the investment repaid, the Fund’s investment performance will be adversely impacted.

Investments in Highly Leveraged Issuers

The Fund’s investments are expected to include investments in issuers whose capital structures have significant leverage (including substantial leverage senior to the Fund’s investments), a considerable portion of which may be at floating interest rates. The leveraged capital structure of such issuers will increase their exposure to adverse economic factors such as rising interest rates, downturns in the economy or further deteriorations in the financial condition of the issuer or its industry. This leverage may result in more serious adverse consequences to such companies (including their overall profitability or solvency) in the event these factors or events occur than would be the case for less leveraged issuers. In using leverage, these issuers may be subject to terms and conditions that include restrictive financial and operating covenants, which may impair their ability to finance or otherwise pursue their future operations or otherwise satisfy additional capital needs. Moreover, rising interest rates may significantly increase the issuers or project’s interest expense, or a significant industry downturn may affect a company’s ability to generate positive cash flow, in either case causing an inability to service outstanding debt. The Fund’s investments may be among the most junior financing in an issuer’s capital structure. In the event such issuer cannot generate adequate cash flow to meet debt obligations, the company may default on its loan agreements or be forced into bankruptcy resulting in a restructuring or liquidation of the company, and the Fund, particularly in light of the subordinated and/or unsecured position of the Fund’s investments, may suffer a partial or total loss of capital invested in the company, which could adversely affect the return of the Fund.

The Fund’s investments may be highly subordinated and subject to leveraged securities risk. The Fund’s portfolio includes equity investments in CLOs, which involve a number of significant risks. CLOs are typically very highly levered (with CLO equity securities typically being leveraged nine to 13 times), and therefore the equity tranches in which the Fund intends to invest will be subject to a higher degree of risk of total loss. In particular, investors in CLO securities indirectly bear risks of the collateral held by such CLOs. The Fund generally has the right to receive payments only from the CLOs, and generally will not have direct rights against the underlying borrowers, the collateral manager or any other entity that sponsored the CLO. While the CLOs the Fund targets generally enables an equity investor to acquire interests in a pool of senior secured loans without the expenses associated with directly holding the same investments, the Fund will generally pay a share (with the other holders of the CLO equity) of the CLO’s administrative, management, and other expenses if the Fund makes a CLO equity investment. In addition, the Fund may have the option in certain CLOs to contribute additional amounts to the CLO issuer for purposes of acquiring additional assets or curing coverage tests, thereby increasing the Fund’s overall exposure and capital at risk to such CLO, potentially at a time or in circumstances in which the CLO is under increased economic stress. The fair market value of loans and credit assets held by CLOs may rise or fall (and the prices of the CLO securities may also rise or fall) based on the broader political and economic events that affect issuers of securities, obligors and the capital markets generally. The interests the Fund intends to acquire in CLOs will likely be thinly traded or have only a limited trading market. CLO securities are typically privately offered and sold, even in the secondary market. As a result, investments in CLO equity securities are and are expected to remain illiquid.

Effects of Leverage

Illustration.    The following table illustrates the effect of leverage on returns from an investment in Shares, assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation assumes (i) $113.5 million in net assets, (ii) a weighted average cost of funds of 6.34%, (iii) $13.5 million in borrowings outstanding (i.e. assumes the Fund borrows funds equal to 13.50% of its average net assets during such period) and (iv) $100 million in average Shareholders’ equity. In order to compute the corresponding return to Shareholders, the “Assumed Return on the Fund’s Portfolio (net of expenses)” is multiplied by the assumed average total assets to obtain an assumed return to the Fund. From this amount, the interest expense is calculated by multiplying the assumed weighted average cost of funds by the assumed borrowings outstanding, and the product is subtracted from the assumed return to the Fund in order to determine the return available to Shareholders. The return available to Shareholders is then divided by Shareholders’ equity to determine the corresponding return to Shareholders. Actual interest payments may be different.

Assumed Return on Portfolio (Net of Expenses)	-10%	-5%	0	5%	10%
Corresponding Return to Shareholders	(12.21)%	(6.53)%	(0.86)%	4.82%	10.50%

Similarly, assuming (i) $113.5 million in average total assets, (ii) a weighted average cost of funds of 6.34% and (iii) $13.5 million in borrowings outstanding, the Fund’s assets would need to yield an annual return (net of expenses) of approximately 0.86% in order to cover the annual interest payments on the Fund’s outstanding borrowings.

Investments in Restructurings

While not a focus of the Fund’s investment program, the Fund may invest in restructurings that involve, or otherwise invest in the debt securities of, companies that are experiencing or are expected to experience severe financial difficulties. These severe financial difficulties may never be overcome and may cause such companies to become subject to bankruptcy proceedings. The return on investment sought or targeted by the Fund in any investment in a restructuring may depend upon the restructuring progressing in a particular manner or resulting in a particular outcome (including regarding the conversion or repayment of the Fund’s investments). There can be no assurance that any such outcome, development or result will occur or be successful and, as a result, the premise underlying the Fund’s investment may never come to fruition and the Fund’s returns may be adversely affected. Investments in restructurings could, in certain circumstances, subject the Fund to certain additional potential liabilities that may exceed the value of the Fund’s original investment therein. For instance, under certain circumstances, payments to the Fund and distributions to Shareholders may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance, preferential payment or similar transaction under applicable bankruptcy and insolvency laws. Furthermore, investments in restructurings may be adversely affected by statutes relating to, among other things, fraudulent conveyances, voidable preferences, lender liability and the court’s discretionary power to disallow, subordinate or disenfranchise particular claims or characterize investments made in the form of debt as equity contributions. For certain restructurings, the Fund may utilize blocker corporations, which may incur federal and state income taxes. In restructurings, whether constituting liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the restructuring either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied) or will result in a distribution of cash or a new security or instrument the value of which will be less than the purchase price to the Fund of the security in respect to which such distribution was made. The Fund may not be “hedged” against market fluctuations, or, in liquidation situations, may not accurately value the assets of the company being liquidated. This can result in losses, even if the proposed restructuring is consummated. Under certain circumstances, a lender that has inappropriately exercised control of the management and policies of a debtor may have its claims subordinated or disallowed, or may be found liable for damages suffered by parties as a result of such actions.

When a company seeks relief under the U.S. Bankruptcy Code (or has a petition filed against it), an automatic stay prevents all entities, including creditors, from foreclosing or taking other actions to enforce claims, perfect liens or reach collateral securing such claims. Creditors who have claims against the company prior to the date of the bankruptcy filing must petition the court to permit them to take any action to protect or enforce their claims or their rights in any collateral. Such creditors may be prohibited from doing so if the court concludes that the value of the property in which the creditor has an interest will be “adequately protected” during the proceedings. If the bankruptcy court’s assessment of adequate protection is inaccurate, a creditor’s collateral may be wasted without the creditor being afforded the opportunity to preserve it. Thus, even if the Fund holds a secured claim, it may be prevented from collecting the liquidation value of the collateral securing its debt, unless relief from the automatic stay is granted by the court. Bankruptcy proceedings are inherently litigious, time consuming, highly complex and driven extensively by facts and circumstances, which can result in challenges in predicting outcomes. The equitable power of bankruptcy judges also can result in uncertainty as to the ultimate resolution of claims.

Security interests held by creditors are closely scrutinized and frequently challenged in bankruptcy proceedings and may be invalidated for a variety of reasons. For example, security interests may be set aside because, as a technical matter, they have not been perfected properly under the Uniform Commercial Code or other applicable law. If a security interest is invalidated, the secured creditor loses the value of the collateral and because loss of the secured status causes the claim to be treated as an unsecured claim, the holder of such claim will almost certainly experience a significant loss of its investment. There can be no assurance that the security interests securing the Fund’s claims will not be challenged vigorously and found defective in some respect, or that the Fund will be able to prevail against the challenge.

Moreover, debt may be disallowed or subordinated to the claims of other creditors if the creditor is found guilty of certain inequitable conduct resulting in harm to other parties with respect to the affairs of a company filing for protection from creditors under the U.S. Bankruptcy Code. Creditors’ claims may be treated as equity if they are deemed to be contributions to capital, or if a creditor attempts to control the outcome of the business affairs of a company prior to its filing under the U.S. Bankruptcy Code. Serving on an official or unofficial creditors’ committee, for example, increases the possibility that the Fund will be deemed an “insider” or a “fiduciary” of an issuer it has so assisted and may increase the possibility that the Bankruptcy Court would invoke the doctrine of “equitable subordination” with respect to any claim or equity interest held by the Fund in such issuer and subordinate any such claim or equity interest in whole or in part to other claims or equity interests in such issuer. Claims of equitable subordination may also arise outside of the context of the Fund’s committee activities. If a creditor is found to have interfered with a company’s affairs to the detriment of other creditors or shareholders, the creditor may be held liable for damages to injured parties. While the Fund will attempt to avoid taking the types of action that would lead to equitable subordination or creditor liability, there can be no assurance that such claims will not be asserted or that the Fund will be able to successfully defend against them. In addition, if representation of a creditors’ committee of an issuer causes the Fund or the Advisers to be deemed an affiliate of such issuer, the securities of such issuer held by the Fund may become restricted securities, which are not freely tradable.

While the challenges to liens and debt described above normally occur in a bankruptcy proceeding, the conditions or conduct that would lead to an attack in a bankruptcy proceeding could in certain circumstances result in actions brought by other creditors of the debtor, shareholders of the debtor or even the debtor itself in other state or U.S. federal proceedings, including pursuant to state fraudulent transfer laws. As is the case in a bankruptcy proceeding, there can be no assurance that such claims will not be asserted or that the Fund will be able to defend against them successfully. To the extent the Fund assumes an active role in any legal proceeding involving the debtor, the Fund may be prevented from disposing of securities or instruments issued by the debtor due to the Fund’s possession of material, non-public information concerning the debtor.

From time to time, the Fund may invest in or extend loans to companies that have filed for protection under Chapter 11 of the U.S. Bankruptcy Code. These debtor-in-possession or “DIP” loans are most often revolving working-capital facilities put into place at the outset of a Chapter 11 case to provide the debtor with both immediate cash and the ongoing working capital that will be required during the reorganization process. While such loans are generally less risky than many other types of loans as a result of their seniority in the debtor’s capital structure and because their terms have been approved by a federal bankruptcy court order, it is possible that the debtor’s reorganization efforts may fail and the proceeds of the ensuing liquidation of the DIP lender’s collateral might be insufficient to repay in full the DIP loan.

In addition, issuers located in non-U.S. jurisdictions may be involved in restructurings, bankruptcy proceedings and/or reorganizations that are not subject to laws and regulations that are similar to the U.S. Bankruptcy Code and the rights of creditors afforded in U.S. jurisdictions. To the extent such non-U.S. laws and regulations do not provide the Fund with equivalent rights and privileges necessary to promote and protect its interest in any such proceeding, the Fund’s investments in any such issuer may be adversely affected. For example, bankruptcy law and process in a non-U.S. jurisdiction may differ substantially from that in the United States, resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims. In certain developing countries, although bankruptcy laws have been enacted, the process for reorganization remains highly uncertain.

Non-Performing Investments

The Fund’s portfolio may include investments whose underlying collateral are “non-performing” and that are typically highly leveraged, with significant burdens on cash flow and, therefore, involve a high degree of financial risk. During an economic downturn or recession, securities of financially troubled or operationally troubled issuers are more likely to go into default than securities or instruments of other issuers. Securities or instruments of financially troubled issuers and operationally troubled issuers are less liquid and more volatile than securities or instruments of companies not experiencing financial difficulties. Investments directly or indirectly in the financially and/or operationally troubled issuers involves a high degree of credit and market risk. These difficulties may never be overcome and may cause borrowers to become subject to bankruptcy or other similar administrative proceedings. There is a possibility that the Fund may incur substantial or total losses on its investments and in certain circumstances, subject the Fund to certain additional potential liabilities that may exceed the value of the Fund’s original investment therein.

Risks of Certain Non-U.S.  Investments

While not a focus of the Fund’s investment strategy, the Fund may invest up to 20% of its assets outside of the United States, in particular in Western / developed Europe. Non-U.S. securities or instruments involve certain factors not typically associated with investing in U.S. securities or instruments, including risks relating to (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the various non-U.S. currencies in which the Fund’s non-U.S. investments are denominated, and costs associated with conversion of investment principal and income from one currency into another; (ii) differences in conventions relating to documentation, settlement, corporate actions, stakeholder rights and other matters; (iii) differences between the U.S. and non-U.S. securities markets, including higher rates of inflations, higher transaction costs and potential price volatility in, and relative illiquidity of, some non-U.S. securities markets; (iv) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less governmental supervision and regulation in some countries; (v) certain economic, social and political risks, including potential exchange control regulations and restrictions on non-U.S. investment and repatriation of capital, the risks of political, economic or social instability, including the risk of sovereign defaults, and the possibility of expropriation or confiscatory taxation and adverse economic and political development; (vi) the possible imposition of non-U.S. taxes on income and gains recognized with respect to such securities or instruments; (vii) differing, and potentially less well developed or well-tested laws regarding creditor’s rights (including the rights of secured parties), corporate governance, fiduciary duties and the protection of investors; (viii) difficulty in enforcing contractual obligations; (ix) differences in the legal and regulatory environment or enhanced legal and regulatory compliance; (x) reliance on a more limited number of commodity inputs, service providers and/or distribution mechanisms; (xi) political hostility to investments by foreign or private investment fund investors; and (xii) less publicly available information.

In addition, the Fund’s investments in the debt of issuers located in certain non-U.S. jurisdictions may be adversely affected as a result of the ownership or control of an equity stake in such issuers by the Advisers and/or their affiliates. For example, in certain circumstances, the Fund could be subject to German “equity substitution rules” (similar to equitable subordination in the United States) if an issuer in which the Fund holds a debt investment and in which the Advisers and/or their affiliates hold an equity investment was to become insolvent. In such case, among other things, (i) the Fund may not be able to enforce its rights with respect to collateral, if any, (ii) the debt held by the Fund may be subordinated and (iii) the receiver may be entitled to reclaim amounts paid to the Fund within one year of the filing for commencement of insolvency proceedings or thereafter. The laws of other non-U.S. jurisdictions in which the Fund may seek to invest may have rules similar to Germany’s “equity substitution rules” discussed above, and the consequences to the Fund with respect to such rules may be more or less severe. Moreover, additional laws and regulations in non-U.S. jurisdictions in which the Fund may invest may affect the Fund’s investments in such jurisdictions in a manner that differs adversely from the results that would occur under U.S. laws and regulations applied to similar facts.

Additionally, the Fund may be less influential than other market participants in jurisdictions where it or the Sub-Adviser do not have a significant presence. The Fund may be subject to additional risks, which include possible adverse political and economic development, possible seizure or nationalization of non-U.S. deposits and possible adoption of governmental restrictions which might adversely affect the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise. Furthermore, some of the securities may be subject to brokerage taxes levied by governments, which has the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale. The U.S. government may renegotiate some of its global trade relationships with foreign governments and may impose or threaten to impose significant tariffs. The imposition of tariffs, trade restrictions, currency restrictions or other similar actions (or retaliatory measures taken in response to such actions) could lead to market volatility and overall declines in the U.S. and global investment markets and impact the value of the Fund’s investments. While the Sub-Adviser intends, where deemed appropriate, to seek to manage the Fund in a manner that will minimize exposure to the foregoing risks and will take these factors into consideration in making investment decisions for the Fund, there can be no assurance that adverse developments with respect to such risks will not adversely affect the assets of the Fund that are held in certain countries.

Risks Related to Investing in Europe

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. The Fund cannot predict for how long economic conditions will continue to impact the European markets adversely, or to what degree economic conditions will deteriorate further. Any further decline in the performance of national economies or the credit markets in European countries could have a negative impact on general economic and market conditions in Europe and globally. These events could negatively affect the value and liquidity of the Fund’s investments.

Foreign Currency Risks

A portion of the Fund’s investments (and the income and gains received by the Fund in respect of such investments) may be denominated in currencies other than the U.S. dollar. However, the books of the Fund will be maintained, and contributions to and distributions from the Fund will generally be made, in U.S. dollars. Accordingly, changes in foreign currency exchange rates and exchange controls may materially adversely affect the value of the investments and the other assets of the Fund. For example, any significant depreciation in the exchange rate of the Euro, or any other currency in which the Fund makes investments, against the U.S. dollar, could adversely affect the value of dividends or proceeds on investments denominated in the Euro or such other currencies. In addition, the Fund will incur costs, which may be significant, in connection with the conversion of various currencies.

Currency Hedging Risk

The Sub-Adviser may seek to hedge all or a portion of the Fund’s foreign currency risk. For example, the Fund may enter into foreign currency forward contracts to reduce the Fund’s exposure to foreign currency exchange rate fluctuations in the value of foreign currencies. In a foreign currency forward contract, the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. Forward foreign currency contracts are marked-to-market at the applicable forward rate. There is no guarantee that it will be practical to hedge currency risks or that any efforts to do so will be successful. The use of foreign currency forward contracts is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments, and there is no guarantee that the use of foreign currency forward contracts will achieve their intended result. If the Sub-Adviser is incorrect in its expectation of the timing or level of fluctuation in securities prices, currency prices or other variables, the use of foreign currency forward contracts could result in losses, which in some cases may be significant. A lack of correlation between changes in the value of foreign currency forward contracts and the value of the portfolio assets (if any) being hedged could also result in losses.

Subordinated Securities

CLO equity and junior debt securities that the Fund may acquire are subordinated to more senior tranches of CLO debt. CLO equity and junior debt securities are subject to greater risk of default relative to the holders of senior priority interests in the same CLO based on the structural subordination of the tranches of CLO securities.

Liquidity Risk

The market for certain of the Fund’s investments, including its CLO securities, is more limited than the market for certain other credit related investments. As such, the Fund may not be able to sell investments quickly, or at all. If the Fund is able to sell such investments, the prices the Fund receives may not reflect the Fund’s assessment of their fair value or the amount paid for such investments by the Fund.

Corporate Bond Risk

Corporate bonds are debt obligations issued by corporations and other business entities. Corporate bonds may be either secured or unsecured. Collateral used for secured debt includes real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a bond is unsecured, it is known as a debenture. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the bonds may be zero coupons. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder. Corporate bonds contain elements of both interest-rate risk and credit risk and are subject to the risks associated with other debt securities, among other risks. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. Depending on the nature of the seniority provisions, a senior corporate bond may be junior to other credit securities of the issuer. The market value of a corporate bond may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the marketplace, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments.

Counterparty Risk

The Fund is exposed to the risk that third parties that may owe the Fund, or its issuers, money, securities or other assets will not perform their obligations. These parties include trading counterparties, clearing agents, exchanges, clearing houses, custodians, prime brokers, administrators and other intermediaries. These parties may default on their obligations to the Fund or its issuers, due to bankruptcy, lack of liquidity, operational failure or other reasons. This risk may arise, for example, from entering into swap or other derivative contracts under which counterparties have long-term obligations to make payments to the Fund or its issuers, or executing securities, futures, currency or commodity trades that fail to settle at the required time due to non-delivery by the counterparty or systems failure by clearing agents, exchanges, clearing houses or other intermediaries. Also, any practice of rehypothecation of securities of the Fund or its issuers held by counterparties could result in the loss of such securities upon the bankruptcy, insolvency, or failure of such counterparties. In addition, any of the Fund’s cash held with a prime broker, custodian or counterparty may not be segregated from the prime broker’s, custodian’s or counterparty’s own cash, and the Fund therefore may rank as an unsecured creditor in relation thereto. The inability to recover the Fund’s assets could have a material impact on the performance of the Fund. The consolidation and elimination of counterparties resulting from the disruption in the financial markets has generally increased the concentration of counterparty risk and has decreased the number of potential counterparties.

Payment-in-Kind (“PIK”) Income Risk

The Fund may hold investments that result in PIK income or PIK dividends. PIK income creates the risk that management fees will be paid to the Investment Adviser based on non-cash accruals that ultimately may not be realized, while the Investment Adviser will be under no obligation to reimburse the Fund for these fees. PIK income may have a negative impact on liquidity, as it represents a non-cash component of the Fund’s taxable income that may require cash distributions to shareholders in order to maintain the Fund’s ability to be subject to tax as a RIC. PIK income has the effect of generating investment income at a compounding rate, thereby further increasing the management fee payable to the Investment Adviser. Similarly, all things being equal, the deferral associated with PIK income also increases the loan-to-value ratio at a compounding rate. The market prices of PIK securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. Because PIK income results in an increase in the size of the PIK securities held, the Fund’s exposure to potential losses increases when a security pays PIK income.

Hedging Transactions

The Fund may from time to time purchase or sell various financial instruments designed to mitigate risk associated with its investments, including forwards, swaps or options on currencies or interest rates, securities and indices. When determining whether a hedging transaction is appropriate, it is expected that the Sub-Adviser will take currency risks, interest rate risks and specific credit risks into particular consideration. However, it is generally impossible to fully hedge an investment given the uncertainty as to the amount and timing of projected cash flows and investment returns, if any, on the investments. Conversely, at times the Sub-Adviser may believe that it is not advisable to enter into hedging transactions and instead elect to remain unhedged against particular types of risks that in other cases the Fund may hedge against, or the Sub-Adviser may determine not to engage in hedging transactions at all. Accordingly, the Fund may be exposed to fluctuations in interest rates or currencies and other market conditions.

The success of any hedging transactions will be subject to the Sub-Adviser’s ability to predict correlations between the value of the Fund’s assets, respectively, the value, composition and timing of income generated by the Fund’s assets and the direction of currency exchange rates, interest rates and securities prices and similar matters. Therefore, while the Fund may enter into hedging transactions to seek to reduce actual and/or perceived risks, unanticipated changes in values, compositions and/or timing may result in a worse overall performance for the Fund than if they had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary, potentially leaving the Fund with exposure to all or a portion of the risks being hedged.

No Assurances as to Resale of Portfolio Investments

There can be no assurances that the Fund will be able to sell or otherwise dispose of an Investment at a time that the Sub-Adviser considers to be economically opportune or at all.

Portfolio Turnover Risk

The Fund will not be restricted in effecting transactions by any limitation with regard to its portfolio turnover rate. Higher turnover may result in higher transaction costs such as brokerage commissions, markups, fees and other transaction-related costs.

Illiquid Investment Risk

The Fund will invest in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration under the Securities Act.

Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than the prevailing price when it decided to sell. The Fund may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which it purchased such securities. The Fund’s portfolio may include a number of investments for which no market exists and which have substantial restrictions on transferability.

Additionally, the Fund’s repurchase process could involve substantial complications and delays, as the ability of the Fund to honor repurchase requests is dependent in part upon the Fund’s ability to make withdrawals may be delayed, suspended altogether or not possible.

Valuation Risk

Under the 1940 Act, the Fund is required to carry its portfolio investments at market value or, if there is no readily available market value, at fair value. There is not a public market for the securities of the privately held companies in which the Fund may invest. The value of the Fund’s investments will be difficult to ascertain and the valuations provided in respect of the Fund’s private securities will likely vary from the amounts the Fund would receive upon withdrawal of its investments. While the valuation of publicly-traded securities are more readily ascertainable, the Fund’s ownership interest in private securities are not publicly traded and the Fund will depend on appraisers and service providers to provide a valuation, or assistance with a valuation, of the Fund’s investment. Any such valuation is a subjective analysis of the fair market value of an asset and requires the use of techniques that are costly and time-consuming and ultimately provide no more than an estimate of value. Valuations of Fund investments are disclosed quarterly in reports publicly filed with the SEC. See “CALCULATION OF NET ASSET VALUE.”

A high proportion of the Fund’s investments relative to its total investments are valued at fair value. Certain factors that may be considered in determining the fair value of the Fund’s investments include dealer quotes for securities traded on the OTC secondary market for institutional investors, the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to selected publicly-traded companies, discounted cash flow and other relevant factors. The factors and methodologies used for the valuation of such securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can realize the fair value assigned to a security if it were to sell the security. Such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, and they often reflect only periodic information received by the Investment Adviser about such companies’ financial condition and/or business operations, which may be on a lagged basis and can be based on estimates. Determinations of fair value may differ materially from the values that would have been used if an exchange-traded market for these securities existed. Investments in private companies are typically governed by privately negotiated credit agreements and covenants, and reporting requirements contained in the agreements may result in a delay in reporting their financial position to lenders, which in turn may result in the Fund’s investments being valued on the basis of this reported information. Further, the Fund is offered on a daily basis and calculates a daily NAV per Share. The Investment Adviser seeks to evaluate on a daily basis material information about the Fund’s portfolio companies; however, for the reasons noted herein, the Investment Adviser may not be able to acquire and/or evaluate properly such information on a daily basis. Due to these various factors, the Investment Adviser’s fair value determinations could cause the Fund’s NAV on a valuation day to materially differ from what it would have been had such information been fully incorporated. As a result, investors who purchase shares may receive more or less shares and investors who tender their shares may receive more or less cash proceeds than they otherwise would receive.

The Investment Adviser faces conflicts of interest in assisting with the valuation of the Fund’s investments, as the value of the Fund’s investments will affect the Investment Adviser’s compensation.

If at any time the stated NAV of the Fund is lower than its true value, those investors who have their Shares repurchased at such time will be underpaid and investors who retain their Shares would be adversely affected if more Shares were to be issued at the low price than are repurchased at that price. Conversely, if the Fund’s stated NAV is higher than its true value, those investors who purchase Shares at such time will overpay, and if repurchases of Shares based on a high stated NAV were to exceed purchases of Shares at that value, investors who do not have their Shares repurchased will be adversely affected. In addition, investors would be adversely affected by higher fees payable to the Investment Adviser if the gross asset value of the Fund is overstated.

As a result, the NAV of the Fund, as determined based on the fair value of its investments in fair valued securities and other investments, may vary from the amount the Fund would realize on the withdrawal of its investments from such securities and other investments. This could adversely affect shareholders whose Shares are repurchased as well as new shareholders and remaining shareholders. For example, in certain cases, the Fund might receive less than the fair value of its investment in connection with its withdrawal of its investment from a fair valued security, resulting in a dilution of the value of the Shares of shareholders who do not tender their Shares in any coincident tender offer and a windfall to tendering shareholders; in other cases, the Fund might receive more than the fair value of its investment, resulting in a windfall to shareholders remaining in the Fund, but a shortfall to tendering shareholders. Further, the Distributor does not have any responsibility or obligation to verify the valuation determinations made for the Fund’s investments, including valuation determinations with respect to fair valued securities and other investments. In no event is the Distributor responsible for any errors or inaccuracies with the Fund’s NAV in connection with its distribution of the Fund’s Shares or in connection with any other purpose.

Legislation and Regulatory Risk

At any time after the date of this Prospectus, legislation or additional regulations may be enacted, and other governmental actions may be taken (e.g., presidential executive orders or the recission of existing regulations) that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the assets in which the Fund invests. Legislation or regulation may also change the way in which the Fund is regulated. New or amended regulations may be imposed by the Commodity Futures Trading Commission, the SEC, the U.S. Federal Reserve or other financial regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental authorities or self-regulatory organizations.

Business and Regulatory Risks

Legal, tax and regulatory changes (including laws relating to taxation of the Fund’s investments, trade barriers and currency exchange controls), as well as general economic and market conditions (such as interest rates, availability of credit, credit defaults, inflation rates and general economic uncertainty) and national and international political circumstances, may adversely affect the Fund. These factors may affect, among other things, the level of volatility of the prices of securities and real assets, the liquidity of the Fund’s investments and the availability of certain securities and investments. Volatility or illiquidity could impair the Fund’s returns or result in significant losses. Changes in the regulation of registered funds and securities markets may adversely affect the value of investments held by the Fund and the ability of the Fund to successfully pursue its investment strategy. The effect of any future regulatory change on the Fund could be substantial and adverse.

Tax Risks

The Fund intends to qualify and intends to elect to be treated as a RIC under Subchapter M of the Code. As such, the Fund must satisfy, among other requirements, diversification and 90% gross income requirements, and a requirement that it distribute at least 90% of its income and net short-term gains in the form of deductible dividends.

Each of the aforementioned ongoing requirements for qualification for the favorable tax treatment available to RICs may make it difficult for the Investment Adviser to monitor the sources of the Fund’s income and the diversification of its assets, and otherwise to comply with Subchapter M of the Code.

In the event that the Fund believes that it is possible that it will fail the asset diversification requirement at the end of any quarter of a taxable year, it may seek to take certain actions to avert such failure, including by acquiring additional investments to come into compliance with the asset diversification tests or by disposing of non-diversified assets.

If the Fund were to fail to satisfy the asset diversification or other RIC requirements, absent a cure, it would lose its status as a RIC under the Code, in which case the Fund would lose its status as a RIC. Such loss of RIC status could affect the amount, timing and character of the Fund’s distributions and would cause all of the Fund’s taxable income to be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to shareholders. In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund’s current and accumulated earnings and profits. Accordingly, disqualification as a RIC would have a significant adverse effect on the value of the Shares.

The Fund must distribute at least 90% of its investment company taxable income, in a manner qualifying for the dividends-paid deduction, to qualify for taxation as a RIC, and must distribute substantially all its income in order to avoid a fund-level tax. In addition, if the Fund were to fail to distribute in a calendar year a sufficient amount of its income for such year, it will be subject to an excise tax.

The Fund intends to distribute at least 90% of its investment income and net short-term capital gains to shareholders in accordance with RIC requirements each year. Investors will be required each year to pay applicable federal and state income taxes on their respective shares of the Fund’s taxable income. Shareholders who reinvest their distributions will nonetheless be obligated to pay these taxes from sources other than Fund distributions.

For federal income tax purposes, the Fund will include in income certain amounts that it has not yet received in cash, such as OID or market discount, which may arise if the Fund acquires a debt security at a significant discount to par, or payment-in-kind interest, which represents contractual interest added to the principal amount of a debt security and due at the maturity of the debt security. The Fund also may be required to include in income certain other amounts that it has not yet, and may not ever, receive in cash.

Since, in certain cases, the Fund may recognize income before or without receiving cash representing such income, the Fund may have difficulty meeting the annual distribution requirement necessary to maintain RIC tax treatment under the Code.

Reliance on Key Persons Risk

The Fund relies on the services of certain executive officers who have relevant knowledge of private assets and familiarity with the Fund’s investment objectives, strategies and investment features. The loss of the services of any of these key personnel could have a material adverse impact on the Fund.

Fund Capitalization Risk

There is a risk that the Fund may not continue to raise capital sufficient to maintain profitability and meet its investment objectives. An inability to continue to raise capital may adversely affect the Fund’s diversification, financial condition, liquidity and results of operations, as well as its compliance with regulatory requirements and tax diversification requirements.

Cybersecurity Risk

The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber-attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate the Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber-attacks or other information security breaches in the future.

Technology Risk

As the use of Internet technology has become more prevalent, the Fund and its service providers and markets generally have become more susceptible to potential operational risks related to intentional and unintentional events that may cause the Fund or a service provider to lose proprietary information, suffer data corruption or lose operational capacity. There can be no guarantee that any risk management systems established by the Fund, its service providers, or issuers of the securities in which the Fund invests to reduce technology and cyber security risks will succeed, and the Fund cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Fund.

Temporary Defensive Strategies Risk

When the Sub-Adviser anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure and invest all or a portion of its assets in cash or cash equivalents or accept lower current income from short-term investments rather than investing in high yielding long-term securities. In such a case, Shareholders of the Fund may be adversely affected and the Fund may not pursue or achieve its investment objectives.

Potential Conflicts of Interest Risk

The Investment Adviser, Sub-Adviser and the Portfolio Managers have interests which may conflict with the interests of the Fund. In particular, the Sub-Adviser manages and/or advises other investment funds or accounts with the same or similar investment objectives and strategies as the Fund. As a result, the Sub-Adviser and the Portfolio Managers may devote unequal time and attention to the management of the Fund and those other funds and accounts, and may not be able to formulate as complete a strategy or identify equally attractive investment opportunities as might be the case if they were to devote substantially more attention to the management of the Fund. The Sub-Adviser and the Portfolio Managers may identify a limited investment opportunity that may be suitable for multiple funds and accounts, and the opportunity may be allocated among these several funds and accounts, which may limit the Fund’s ability to take full advantage of the investment opportunity. Additionally, transaction orders may be aggregated for multiple accounts for purpose of execution, which may cause the price or brokerage costs to be less favorable to the Fund than if similar transactions were not being executed concurrently for other accounts. Furthermore, it is theoretically possible that a Portfolio Manager could use the information obtained from managing a fund or account to the advantage of other funds or accounts under management, and also theoretically possible that actions could be taken (or not taken) to the detriment of the Fund. At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the funds and accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and accounts. For example, a Portfolio Manager may determine that it would be in the interest of another account to sell a security that the Fund holds, potentially resulting in a decrease in the market value of the security held by the Fund.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other clients of the Advisers invest in, or even conduct research relating to, different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a Portfolio Manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of the Advisers or result in the Advisers receiving material, non-public information, or the Advisers may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if the Advisers acquires material non-public confidential information in connection with its business activities for other clients, a Portfolio Manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Fund or other clients.

The fees paid to the Investment Adviser are based on the gross assets of the Fund, including assets purchased with leverage. Therefore, the Investment Adviser has a financial incentive to cause the Fund to use leverage (e.g., borrowing) or to issue preferred shares, which may create a conflict of interest.

The Portfolio Managers also may engage in cross trades between funds and accounts, may select brokers or dealers to execute securities transactions based in part on brokerage and research services provided to the Advisers which may not benefit all funds and accounts equally and may receive different amounts of financial or other benefits for managing different funds and accounts. The Advisers and their affiliates may provide more services to some types of funds and accounts than others.

The Fund, Investment Adviser, and Sub-Adviser have adopted policies and procedures that address the foregoing potential conflicts of interest, including policies and procedures to address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all accounts of the Investment Adviser are treated equitably. There is no guarantee that the policies and procedures adopted by the Investment Adviser and the Fund will be able to identify or mitigate the conflicts of interest that arise between the Fund and any other investment funds or accounts that the Investment Adviser may manage or advise from time to time. For further information on potential conflicts of interest, see “Investment Management and Other Services—Conflicts of Interest” in the SAI.

The 1940 Act prohibits the Fund from making certain investments alongside affiliates unless it receives an order from the SEC permitting it to do so. The Sub-Adviser, the Fund and certain of their affiliates have been granted an exemptive order from the SEC that expands the Fund’s ability to co-invest alongside the Sub-Adviser’s affiliates in privately negotiated transactions. Subject to the conditions specified in the exemptive order, the Fund is permitted to co-invest with those affiliates in certain additional investment opportunities, including investments originated and directly negotiated by the Sub-Adviser. These co-investment transactions may give rise to conflicts of interests or perceived conflicts of interests among the Fund and the participating affiliates.

In view of the risks noted above, the Fund should be considered a speculative investment and prospective investors should invest in the Fund only if they can sustain a complete loss of their investment.

No guarantee or representation is made that the investment program of the Fund will be successful or that the Fund will achieve its investment objectives.

MANAGEMENT OF THE FUND

The Board of Trustees

The Board has overall responsibility for the management and supervision of the business operations of the Fund on behalf of the Shareholders. A majority of the Board is and will be persons who are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”). To the extent permitted by the 1940 Act and other applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the applicable fund, any committee of such board, or service providers. See “BOARD OF TRUSTEES AND OFFICERS” in the Fund’s SAI for the identities of the Trustees and executive officers of the Fund, brief biographical information regarding each of them, and other information regarding the election and membership of the Board.

The Advisers

Skypoint Capital Advisors, LLC serves as the investment adviser of the Fund. As of June 30, 2025, the Investment Adviser had approximately $112 million assets under management.

Sound Point Capital Management, LP serves as investment sub-adviser to the Fund. The Investment Adviser entered into a Subadvisory Agreement dated November 18, 2025 with the Sub-Adviser (the “Sub-advisory Agreement”). The Sub-Adviser handles the fund’s portfolio management activities, subject to oversight by the Investment Adviser. Under the terms of the Sub-advisory Agreement, the Sub-Adviser is responsible for managing the investment and reinvestment of the assets of the fund, subject to the supervision and control of the Board and the Investment Adviser. For services rendered by the Sub-Adviser under the Sub-advisory Agreement, the Investment Adviser (and not the fund) pays the Sub-Adviser a fee, which is discussed below.

The Sub-Adviser has over 15 years of investment experience of investing in the credit markets and employs approximately 200 professionals including 87 investment professionals. The firm has developed institutional systems and processes and engages leading third-party service providers. The Sub-Adviser’s investment professionals benefit from the collaborative nature of the firm’s culture and 14 U.S. analysts with sector domain and capital structure expertise to assist with credit analysis and underwriting across strategies. The Fund’s Portfolio Managers are Tom Newberry, chief credit officer and co-head of Sound Point’s Direct Lending platform, Gunther Stein, portfolio manager and Sound Point’s chief investment officer of U.S. Performing Credit, and Jane Lawrence, Portfolio Manager of U.S. CLOs who are among the most experienced at the firm with an average of 30 years of investment experience. As of September 30, 2025, the Sub-Adviser had assets under management of approximately $44.6 billion.

Each of the Advisers is an investment adviser registered with the SEC under the Advisers Act. The Advisers and their affiliates serve as investment advisers to other funds that have investment programs which are similar to the investment program of the Fund, and the Advisers and/or their affiliates may in the future serve as an investment adviser or otherwise manage or direct the investment activities of other registered and/or private investment companies with investment programs similar to the investment program of the Fund. See “CONFLICTS OF INTEREST.”

The Fund intends to rely on the no-action relief provided by the Commodity Futures Trading Commission (“CFTC”). Pursuant to the relief, the Investment Adviser is not required to register as a commodity pool operator with respect to the Fund, or rely on an exemption from registration, until the later of June 30, 2013 or six months from the date that revised guidance is issued on the application of the calculation of the de minimis thresholds to fund-of-funds operators. As of the date of this Prospectus, the CFTC has not yet proposed any guidance regarding the application of the de minimis thresholds to fund-of-funds operators. If the Fund and the Investment Adviser with respect to the Fund become subject to CFTC regulation, the Fund may incur additional compliance, operational and other expenses.

Legal Proceedings. The Fund and the Investment Adviser are not currently subject to any material legal proceedings.

Sub-Adviser’s Investment Committee

The Investment Committee is comprised of the Portfolio Managers in addition to Marc Sole, Deputy Chief Investment Officer and Portfolio Manager of Capital Solutions, Philip Bartow, Head of Specialty Finance and Fintech Lending, and Ujjaval Desai, Head of Structured Products, who have an average 32 years of experience. The Investment Committee will exercise oversight and provide insight to the investment activities of the Fund, including responsibility for the Fund’s investment policy statement, valuation policy and procedures, and overall risk management.

The Investment Committee conducts assessments of the Fund’s investments through both a top-down and bottom-up process. The Investment Committee meets at least monthly, and more frequently as needed, to evaluate macroeconomic conditions, credit market dynamics, and asset class relative value. Topics reviewed include economic growth forecasts, fiscal and monetary policy developments, credit spread movements relative to historical ranges, default rates, new issuance trends, fund flows, and liquidity.

Each member of the Investment Committee leads a team that sources, underwrites, structures and monitors all assets within their respective strategy. Each strategy has distinct objectives and processes tailored to the asset class and selects investments employing in depth industry research, fundamental analysis to determine credit worthiness, risk analysis and proprietary insights. The investment teams manage assets on behalf of other investment vehicles and investments will be allocated to the Fund pro-rata based on the target asset-allocation and other stated portfolio guidelines. Input from Sound Point’s Global Credit Research, Quantitative Analytics and Risk Management teams contribute to the investment processes. An appropriate level of assessment of environment, social and governance-related or responsible investing issues will be taken as part of the risk factors evaluation process for all potential investments.

The Investment Committee applies a combination of quantitative and qualitative analysis to inform portfolio positioning and risk management decisions. Given the Fund’s allocation to private and less liquid credit investments, the Investment Committee generally expects to reassess the private/illiquid credit portion of the portfolio at least quarterly against external market data, where available. This includes reviewing syndicated loan and high-yield bond pricing, private debt index data, and third-party pricing services. For the liquid portion of the portfolio, which includes broadly syndicated leveraged loans, high-yield bonds, and CLO investments, the fund will receive daily pricing information from qualified third-party pricing services and general market trading information where available.  Portfolio monitoring also incorporates borrower-specific developments, financial performance updates, and broader market benchmarks. Ad hoc reassessments may occur outside of the formal monthly review cycle in response to material market events or issuer-specific developments. This process is designed to ensure that portfolio allocations and valuations are informed by current market conditions and relevant external reference points, subject to the availability and reliability of such data.

Investment Committee

Marc Sole

Deputy Chief Investment Officer / Portfolio Manager of Capital Solutions

Mr. Sole joined Sound Point in 2015 and is currently Deputy Chief Investment Officer. Mr. Sole serves as a Portfolio Manager of the Tactical Loan Opportunity Strategy and the Capital Solutions Strategy. Mr. Sole also serves on the firm’s Management Committee as well as most of the firm’s investment and risk committees. Mr. Sole began his career practicing law at Cravath, Swaine & Moore where he had a diverse corporate practice. He left the law when he joined D. E. Shaw & Co. in 2001 where he eventually became co-Head of Research and then co-Portfolio Manager of the firm’s U.S. Credit Opportunities strategy. He has been investing in stressed and distressed corporate credit in both public and private markets at all levels of the capital structure for over 20 years. Prior to joining Sound Point, Mr. Sole also worked as a Portfolio Manager at Plainfield Asset Management and Hudson Bay Capital Management. Mr. Sole currently serves on the Board of Directors of Ecobat Technologies and Relativity Media and has previously served as a Board Member of Owens Corning, Schuff International, Inc. and several private specialty finance companies.

Mr. Sole graduated cum laude with an A.B. in Public Policy from Princeton University's School of Public and International Affairs. Mr. Sole earned a J.D. from the Columbia University School of Law, where he was a Harlan Fiske Stone Scholar.

Philip Bartow

Head of Specialty Finance and FinTech Lending / Portfolio Manager

Mr. Bartow joined Sound Point in 2019 and is currently Portfolio Manager and Head of Specialty Finance and FinTech Lending Strategy. Mr. Bartow has 23 years of experience in investment management, capital markets and investment banking with a focus on specialty finance, financial technology (“FinTech”), marketplace lending, consumer finance, structured finance, and securitized products. Among the areas Mr. Bartow focuses on are consumer credit including private label credit cards, unsecured whole loans, student loans, debt consolidation loan and charged-off loans purchase programs; small business receivables originated and serviced by payments processing companies; other FinTech opportunities such as acquisition financing and marketing spend financing within the e-commerce and new media markets; and opportunistic investing in private asset backed securities (ABS). Prior to joining Sound Point, Mr. Bartow was a Portfolio Manager at RiverNorth Capital Management, where he led all FinTech and marketplace lending investments for the firm across two funds. Prior to his four years at RiverNorth, Mr. Bartow was a Principal at Spring Hill Capital Partners, where he focused on the research and trading of consumer ABS, consumer whole loan pools, CMBS credit and CLO debt and equity. Mr. Bartow began his career in the Securitized Products Group at Lehman Brothers, where he focused on trading asset-backed securities and loans.

Mr. Bartow earned a B.A. in Economics from Williams College and an M.B.A. in Finance and Accounting from Columbia Business School.

Ujjaval Desai

Head of Structured Products Investing & Chief Executive Officer of Sound Point Meridian Capital

Mr. Desai joined Sound Point in 2019 and is currently Head of Structured Products Investing and a Portfolio Manager for the Harbor/Meridian Strategy and the CLO Fund. Additionally, Mr. Desai serves as Chief Executive Officer and Board Member of Sound Point Meridian Capital, Inc. (NYSE: SPMC). Mr. Desai also serves on Sound Point's Management Committee and is a member on most risk, investment and valuation committees at the firm. Prior to joining Sound Point, Mr. Desai was a Partner at Ares Management, where he was the Head of Global Structured Products and European Liquid Loans and served as a Portfolio Manager for over $6 billion of structured credit funds and CLOs. Prior to his six years at Ares, Mr. Desai was Co-Founder and Managing Partner of Indicus Advisors, a structured credit and leveraged finance asset manager, which was started in 2006 and sold to Ares in 2011. Prior to Indicus Advisors, Mr. Desai was Head of Structured Credit origination and structuring business at J.P. Morgan in London and Goldman Sachs in London and New York. Having started his career in 1996, Mr. Desai has been one of the earliest participants in the CDO markets, with significant origination, structuring and investment expertise.

Mr. Desai earned a B.S., M.S., and M.Eng in Electrical Engineering and Computer Science from the Massachusetts Institute of Technology.

PORTFOLIO MANAGERS

The Portfolio Managers are as follows:

Tom Newberry

Chief Credit Officer and Executive Chairman of Direct Lending

Mr. Newberry joined Sound Point in 2021 and is currently Chief Credit Officer and Executive Chairman for the Direct Lending group. Additionally, Mr. Newberry serves on the firm’s Management Committee, Risk Committee, Direct Lending Valuation Committee, CLO Risk Committee, U.S. Par Loan Investment Committee and ESG Committee. Prior to joining Sound Point, Mr. Newberry was a Partner, Global Head of Private Debt and a Senior Portfolio Manager at CVC Credit Partners. Prior to CVC, Mr. Newberry spent 11 years at Credit Suisse, where he was a Managing Director and Head of Global Leveraged Finance Capital Markets and Syndicated Loans. In this capacity, he was responsible for the underwriting of all high yield bond, mezzanine and syndicated loan transactions, as well as the sale and trading of both par and distressed loan assets. Mr. Newberry joined Credit Suisse in November 2000 when Credit Suisse First Boston merged with DLJ, where he was a Managing Director and head of US Loan Capital Markets. He joined DLJ in 1996 from Deutsche Bank where he was a Managing Director and Head of North American Loan Syndications. Prior to that, Mr. Newberry worked at Toronto-Dominion Securities and NCNB National Bank. He served on the board of directors of the Loan Syndication & Trading Association for six years, acting as both Chairman and Vice Chairman.

Mr. Newberry earned a B.A. in Foreign Affairs from the University of Virginia.

Gunther Stein

Head & Chief Investment Officer of U.S. Performing Credit

Mr. Stein joined Sound Point in 2023 and is currently Head and Chief Investment Officer of the U.S. Performing Credit platform. Additionally, Mr. Stein serves on Sound Point’s Management Committee as well as many of the firm’s investment and risk committees. Mr. Stein is a veteran CIO and Portfolio Manager with over 30 years of credit investing experience. Prior to joining Sound Point, Mr. Stein served as Chairman, CEO, and CIO of Symphony Asset Management, a San Francisco-based alternative asset manager that was active across the credit investing spectrum. Mr. Stein joined Symphony Asset Management in 1999 and as CEO, grew Symphony’s AUM from approximately $7 billion in 2009 to $19.5 billion when he departed in 2018. Prior to Symphony Asset Management, Mr. Stein was a Vice President and Portfolio Manager at Wells Fargo.

Mr. Stein earned a B.A. in Economics from University of California at Berkeley and an M.B.A. from The University of Texas at Austin.

Jane Lawrence

Portfolio Manager

Ms. Lawrence joined Sound Point in 2020 and is currently a Portfolio Manager for the Sound Point Senior Floating Rate Strategy and several U.S. CLOs. Additionally, Ms. Lawrence serves on the firm’s Risk Committee, U.S. Floating Rate Fund Investment Committee and CLO Risk Committee. She has over 19 years of credit market experience spanning structuring, research and investment across both leveraged loans and underlying CLO tranches. Prior to joining Sound Point, Ms. Lawrence served as a Director of Structured Products at BlackRock. Prior to that, she has held credit research positions at Halcyon Capital Management, MatlinPatterson/UrsaMine and Bear Stearns Asset Management covering numerous sectors including Aerospace & Defense, Business Services, Chemicals, Consumer Products, Media and Retail.

Ms. Lawrence earned a B.S. in Marketing from Rutgers University and is a Chartered Financial Analyst (CFA) charterholder.

See “INVESTMENT MANAGEMENT AND OTHER SERVICES” in the SAI for additional information about the Portfolio Managers’ compensation, other accounts managed, and the Portfolio Managers’ ownership of Fund securities.

The Investment Management Agreement

The Investment Management Agreement (the “Investment Management Agreement”) between the Investment Adviser and the Fund became effective as of November 18, 2025 and will continue in effect for an initial two-year term. Thereafter, the Investment Management Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund, or a majority of the Board, and (ii) the vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval. See “VOTING.” The Investment Management Agreement will terminate automatically if assigned (as defined in the 1940 Act) and is terminable at any time without penalty upon sixty (60) days’ written notice to the Fund by either the Board or the Investment Adviser.

The Investment Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Investment Adviser and any partner, director, officer or employee of the Investment Adviser, or any of its affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund. The Investment Management Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund, of the Investment Adviser or any partner, director, officer or employee of the Investment Adviser, and any of its affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.

Board approval of the Investment Advisory Agreement was made in accordance with, and on the basis of an evaluation satisfactory to the Board, as required by Section 15(c) of the 1940 Act and the applicable rules and regulations thereunder, including consideration of, among other factors, (i) the nature, quality and extent of the services provided by the Investment Adviser under the Investment Advisory Agreement; (ii) comparative information with respect to advisory fees and other expenses paid by other comparable investment companies; and (iii) information about the services performed by the Investment Adviser and the personnel of Adviser providing such services under the Investment Advisory Agreement. A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement will be available in the Fund’s semiannual report on Form N-CSR for the six month period ended June 30, 2026.

Investment Management Fee

The Fund pays to the Investment Adviser the Investment Management Fee in consideration of the advisory and other services provided by the Investment Adviser to the Fund. Pursuant to the Investment Management Agreement, the Fund pays the Investment Adviser an annual rate of 1.30%, payable monthly in arrears, based upon the Fund’s average daily Managed Assets. “Managed Assets” means the gross assets of the Fund (including assets purchased with leverage and any assets attributable to any Preferred Shares or to indebtedness) minus the Fund’s liabilities other than liabilities relating to indebtedness. The Management Fee percentage calculation assumes the use of leverage by the Fund. The Investment Management Fee will be paid to the Investment Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders. NAV means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund; provided that for purposes of determining the Investment Management Fee payable to the Investment Adviser for any month, NAV will be calculated prior to any reduction for any fees and expenses of the Fund for that month, including, without limitation, the Investment Management Fee payable to the Investment Adviser for that month.

The Investment Adviser has contractually agreed to waive its entire Investment Management Fee until [ ], 2027 (for a period of twelve months following the effective date of this Prospectus or subject to any extension thereto agreed upon mutually by the Investment Adviser and the Fund). The Investment Adviser may reduce the amount of the waiver in the amount of any organizational and related expenses paid by the Investment Adviser with respect to the Fund. The Investment Management Fees waived pursuant to this contract are not otherwise subject to recapture by the Investment Adviser. A more detailed discussion of the Fund’s expenses can be found under “FUND EXPENSES.”

Pursuant to the Sub-advisory Agreement, the Investment Adviser pays the Sub-Adviser a quarterly sub-advisory fee equal to 60% of the Net Management Fee received by the Investment Adviser. The “Net Management Fee” means the gross management fee (as defined by the Investment Management Agreement) paid by the Fund to the Investment Adviser for the period being measured, minus the amount of any fee waiver or expense reimbursement paid by or due from the Investment Adviser to the Fund or any service provider to the Fund (including without limitation shareholder service fees and platform fees and expenses paid by the Fund or the Investment Adviser) under an expense limitation agreement, expense cap arrangement, or other similar agreement.

DISTRIBUTOR

Distribution Services, LLC is the distributor (also known as principal underwriter) of the Shares of the Fund and is located at 190 Middle Street, Suite 301, Portland, ME 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc.

Under a distribution agreement with the Fund (the “Distribution Agreement”), the Distributor acts as the agent of the Fund in connection with the continuous offering of shares of the Fund. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in, or responsibility for, determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund or determining the valuation of the Fund’s assets and liabilities. In addition, the Distributor is not responsible for any operational matters associated with repurchases of Fund Shares.

The Distributor or its affiliates may enter into agreements with selected broker-dealers or other financial intermediaries for distribution of shares of the Fund. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Investment Adviser, rather than the Distributor, may enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

The Fund may authorize one or more financial intermediaries and their authorized agents that have made arrangements with the Fund (collectively, “Financial Intermediaries”) to receive on its behalf purchase orders and repurchase requests. Such Financial Intermediaries are authorized to designate other intermediaries or designees to receive purchase orders and repurchase requests on the Fund’s behalf. The Fund will be deemed to have received a purchase order or repurchase request when a Financial Intermediary or, if applicable, a Financial Intermediary’s designee, receives the order or repurchase request. Orders will be priced at the next computed per-class NAV per Share after they are received by a Financial Intermediary or the Financial Intermediary’s authorized designee.

Investors may be charged a fee if they effect transactions through a Financial Intermediary or authorized designee. Investors who purchase shares through Financial Intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the Financial Intermediary through which they purchase shares. Investors purchasing shares of the Fund through Financial Intermediaries should acquaint themselves with their Financial Intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their Financial Intermediary. The Financial Intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the Financial Intermediary. The Investment Adviser pays the Distributor out of its own resources a fee for certain distribution-related services.

Pursuant to the Distribution Agreement, the Distributor is solely responsible for its costs and expenses incurred in connection with its registration and qualification as a broker-dealer under state or federal laws. The Distribution Agreement also provides that the Fund will indemnify the Distributor and its affiliates and certain other persons against certain liabilities. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard by the Distributor in the performance of its duties, obligations, or responsibilities set forth in the Distribution Agreement, the Distributor and its affiliates, including their respective officers, directors, partners, agents, and employees (collectively with the Distributor, the “Distributor Indemnitees”), shall not be liable for, and the Fund agrees to indemnify and hold harmless such persons from and against any and all taxes, charges, expenses, assessments, claims, demands and liabilities (including, without limitation, the reasonable costs of investigating or defending any alleged tax, charge, assessment, claim, demand, liability or expense and reasonable legal counsel fees incurred in connection therewith as well as any disbursements and liabilities arising under applicable federal and state laws) (collectively, “Losses”) arising directly or indirectly from the following: (i) the inaccuracy of factual information furnished to the Distributor by the Fund or the Fund’s investment adviser, custodians, or other service providers in any material respect; (ii) any claim that the registration statement, prospectus, statement of additional information, shareholder report, sales literature and advertisements approved for use by the Fund and/or the Fund’s investment adviser or other information filed or made public by the Fund (as from time to time amended) included an untrue statement of a material fact or omission of a material fact required to be stated therein or necessary in order to make the statements therein (and in the case of the prospectus and statement of additional information, in light of the circumstances under which they were made) not misleading under the 1933 Act, the 1940 Act, or any other statute, regulation, self-regulatory organization rule or applicable common law, except to the extent the statement or omission was made in reliance upon, and in conformity with, information furnished by or on behalf of the Distributor in writing; (iii) any wrongful act of the Fund or any of its officers; (iv) any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates; (v) the Fund’s breach of any of its representations, warranties or covenants contained in this Agreement; (vi) the Fund’s failure to comply with applicable laws or regulations; (vii) any liability of the Distributor resulting from a representation, covenant or warranty that the Distributor makes, or any indemnification that the Distributor provides, on behalf of the Fund and in reliance on a Fund representation, covenant or warranty in an intermediary agreement relating to the Fund; (viii) the Distributor’s reliance on any instruction, direction, notice, instrument or other information that the Distributor reasonably believes to be genuine; (ix) any other action or omission to act which the Distributor takes in connection with the provision of services to the Fund pursuant to this Agreement and the Fund’s Prospectus; or (x) any action taken or omitted by the Fund prior to the effective date of the Distribution Agreement. The Distributor also has no duty to calculate the net asset value of Fund Shares or to inquire into, or liability for, the accuracy of the net asset value per Share (including a Class thereof) as calculated by or for the Fund.

The Investment Adviser, the Distributor and/or its affiliates may make payments to selected affiliated or unaffiliated third parties (including the parties that have entered into selling agreements with the Distributor) from time to time in connection with the distribution of Shares and/or the servicing of Shareholders and/or the Fund. These payments will be made out of the Investment Adviser’s, the Distributor’s and/or affiliates’ own assets and will not represent an additional charge to the Fund. The amount of the foregoing payments may be significant in amount and the prospect of receiving any such payments may provide such third parties or their employees with an incentive to favor sales of Shares of the Fund over other investment options. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. The Distributor may reallow all or a portion of the sales load to broker-dealers or other financial intermediaries. Similarly, the Distributor may reallow all or a portion of the distribution and/or service fees to the financial intermediary or other third party; however, the Distributor shall not be obligated to make such payments to the financial intermediaries or other parties unless the Distributor has received a corresponding payment from the Fund. The Distributor may also make payments to financial intermediaries from its own resources, subject to the following conditions: (a) any such payments shall not create any obligation for or recourse against the Fund or Class thereof and (b) the terms and conditions of any such payments are consistent with the Fund’s Prospectus and applicable federal and state securities laws and are disclosed in the Fund’s Prospectus or SAI to the extent such laws require. The Distributor may retain any portion of the sales load, distribution and/or service fee not paid to a financial intermediary. See “Additional Payment to Financial Intermediaries” in the SAI.

Distribution and Shareholder Service Plan

The Fund has adopted a Distribution and Shareholder Service Plan with respect to Class Y Shares, and Class A Shares in compliance with Rule 12b-1 under the 1940 Act. Under the Distribution and Shareholder Service Plan, the Fund will be permitted to pay the Distribution and/or Servicing Fee up to a maximum of 0.25% and 0.75% per year on Class Y Shares and Class A Shares, respectively, to the Fund’s Distributor and/or other qualified recipients. The Distribution and/or Service Fee for Class Y Shares consists solely of a fee of 0.25%, designated for regulatory purposes as a “service fee,” for the provision of personal investor services as defined under applicable rules. The Distribution and/or Service Fee for Class A Shares consists of a service fee of 0.25% and a fee of 0.50%, designated for regulatory purposes as a “distribution fee,” in each case on an annualized basis of the net assets of the Fund. The Distributor may pay all or a portion of these fees to any registered securities dealer, financial institution, or any other person (each, a “Recipient”) who provides certain shareholder services, pursuant to a written agreement. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment and may cost more than paying other types of sales charges. Class I Shares are not subject to any Distribution and/or Servicing Fee and do not bear any expenses associated therewith.

ADMINISTRATION

The Fund has retained the Administrator, UMB Fund Services, Inc., whose principal business address is 235 West Galena Street, Milwaukee, WI 53212, to provide administrative services, and to assist with operational needs. The Administrator provides such services to the Fund pursuant to an administration agreement between the Fund and the Administrator (the “Administration Agreement”). The Administrator is responsible directly or through its agents for, among other things, providing the following services to the Fund; (1) maintaining a list of Shareholders and generally performing all actions related to the issuance and repurchase of Shares of the Fund, if any, including delivery of trade confirmations and capital statements; (2) providing certain administrative, clerical and bookkeeping services; (3) providing transfer agency services, services related to the payment of distributions, and accounting services; (4) computing the NAV of the Fund in accordance with GAAP and procedures defined in consultation with the Investment Adviser; (5) overseeing the preparation of semi-annual and annual financial statements of the Fund in accordance with GAAP, quarterly reports of the operations of the Fund and information required for tax returns; (6) supervising regulatory compliance matters and preparing certain regulatory filings; and (7) performing additional services, as agreed upon, in connection with the administration of the Fund. The Administrator may from time to time delegate its responsibilities under the Administration Agreement to one or more parties selected by the Administrator, including its affiliates or affiliates of the Investment Adviser.

The Fund pays the Administrator an annual fee beginning at 0.095% of the Fund’s net assets and decreasing as assets reach certain levels. In addition, the Fund pays the Administrator its pro-rata share, based on combined assets under management, of an annual relationship-level base fee paid by all registered investment companies advised by the Investment Adviser and serviced by the Administrator (together with the asset-based fee, the “Administration Fee”). This fee structure generally covers fund administration, fund accounting, tax regulation and compliance, transfer agent and record keeping, and custody administration services provided by the Administrator or its affiliates. The amounts listed include certain out of pocket expenses incurred by the Administrator or its affiliates for services provided to the Fund. The Administration Fee is paid to the Administrator out of the assets of the Fund, and therefore decreases the net profits or increases the net losses of the Fund. The Fund also reimburses the Administrator for certain out-of-pocket expenses. The Administration Fee and the other terms of the Administration Agreement may change from time to time as may be agreed to by the Fund and the Administrator.

The Administration Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Administrator and any partner, director, officer or employee of the Administrator, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of administration services for the Fund. The Administration Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund or the Administrator, or any partner, director, officer or employee of the Administrator, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.

CUSTODIAN

UMB Bank, n.a., an affiliate of the Administrator (the “Custodian”) serves as a custodian of the assets of the Fund to which it is allocated and may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the 1940 Act and the rules thereunder. Assets of the Fund are not held by the Investment Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub-custodians in a securities depository, clearing agency or omnibus customer account of such custodian. UMB Bank, n.a.’s principal business address is 1010 Grand Blvd., Kansas City, MO 64106.

FUND EXPENSES

The Fund pays all of its expenses or reimburses the Investment Adviser or its affiliates to the extent they have previously paid such expenses on behalf of the Fund. The expenses of the Fund include, but are not limited to, any fees and expenses in connection with the offering and issuance of Shares; all fees and expenses reasonably incurred in connection with the operation of the Fund; all fees and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with the Fund’s investments, and enforcing the Fund’s rights in respect of such investments; quotation or valuation expenses; the Investment Management Fee and the Administration Fee; distribution and/or servicing fee; brokerage commissions; interest and fees on any borrowings by the Fund; professional fees; research expenses (including, without limitation, expenses of consultants who perform fund manager due diligence research); fees and expenses of outside legal counsel (including fees and expenses associated with the review of documentation for prospective investments by the Fund), including foreign legal counsel; accounting, auditing and tax preparation expenses; fees and expenses in connection with repurchase offers and any repurchases or redemptions of Shares; taxes and governmental fees (including tax preparation fees); fees and expenses of any custodian, sub-custodian, transfer agent, and registrar, and any other agent of the Fund; all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions with any custodian or other agent engaged by the Fund; bank services fees; costs and expenses relating to any amendment of the Declaration of Trust or other organizational documents of the Fund; expenses of preparing, amending, printing, and distributing the Prospectus and any other sales material (and any supplements or amendments thereto), reports, notices, other communications to Shareholders, and proxy materials; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Shareholders’ meetings, including the solicitation of proxies in connection therewith; expenses of corporate data processing and related services; shareholder recordkeeping and account services, fees, and disbursements; expenses relating to investor and public relations; fees and expenses of the members of the Board who are not employees of the Investment Adviser or its affiliates; insurance premiums; Extraordinary Expenses (as defined below); and all costs and expenses incurred as a result of dissolution, winding-up and termination of the Fund. The Fund may need to sell portfolio securities to pay fees and expenses, which could cause the Fund to realize taxable gains.

“Extraordinary Expenses” means all expenses incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or dispute and the amount of any judgment or settlement paid in connection therewith, or the enforcement of the rights against any person or entity; costs and expenses for indemnification or contribution payable to any person or entity; expenses of a reorganization, restructuring or merger, as applicable; expenses of holding, or soliciting proxies for, a meeting of shareholders (except to the extent relating to items customarily addressed at an annual meeting of a registered closed-end management investment company); and the expenses of engaging a new administrator, custodian or transfer agent.

The Investment Adviser bears all of its expenses and costs incurred in providing investment advisory services to the Fund. In addition, the Investment Adviser is responsible for the payment of the compensation and expenses of those officers of the Fund affiliated with the Investment Adviser, and making available, without expense to the Fund, the services of such individuals, subject to their individual consent to serve and to any limitations imposed by law.

The Fund bears directly certain ongoing offering costs associated with any periodic offers of Shares which will be expensed as they are incurred. Offering costs cannot be deducted by the Fund or the Shareholders.

The Investment Adviser has contractually agreed to waive its entire Investment Management Fee until [ ], 2027 (for a period of twelve months following the effective date of this Prospectus or subject to any extension thereto agreed upon mutually by the Investment Adviser and the Fund). The Investment Adviser may reduce the amount of the waiver in the amount of any organizational and related expenses paid by the Investment Adviser with respect to the Fund. The waiver agreement provides that the Investment Adviser may not recoup waived fees.

The Investment Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Adviser has agreed to a Waiver to ensure the Total Annual Expenses (excluding any front-end or contingent deferred loads, distribution fees pursuant to Rule 12b-1 Plans, shareholder service fees under the Fund’s Distribution and Shareholder Service Plan, taxes, leverage interest, brokerage commissions, fees and other expenses associated with financing facilities, borrowing expenses such as dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization after commencement of Fund operations, and extraordinary expenses, such as litigation expenses) do not exceed 2.25% of the Expense Limit of Class I Shares, Class Y Shares, or Class A Shares, respectively. Because taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, fees and other expenses associated with financing facilities, expenses incurred in connection with any merger or reorganization after commencement of Fund operations, any distribution and/or shareholder servicing fees paid under the Fund’s Distribution and Shareholder Service Plan or the Fund’s Rule 12b-1 Plan and extraordinary expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) are expected to exceed 2.25% of Class I Shares, Class Y Shares, and Class A Shares, respectively. The Expense Limitation and Reimbursement may not be terminated before [ ], 2027 and thereafter may be terminated by the Fund or the Investment Adviser upon 30 days’ written notice. For a period not to exceed three years from the date on which a Waiver is made, the Investment Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit in effect at the time of the Waiver and the Expense Limit at the time of the recoupment.

The Fund’s fees and expenses will decrease the net profits or increase the net losses of the Fund that are credited to Shareholders.

VOTING

Each Shareholder will have the right to cast a number of votes, based on the number of such Shareholder’s Shares, at any meeting of Shareholders called by the Board. Except for the exercise of such voting privileges, Shareholders will not be entitled to participate in the management or control of the Fund’s business and may not act for or bind the Fund.

SHAREHOLDER RIGHTS

Except for actions under the U.S. federal securities laws, the By-Laws (“By-Laws”) provide that by virtue of becoming a Shareholder, each Shareholder (i) irrevocably agrees that any claims, suits, actions or proceedings arising out of or relating in any way to the Trust, the Declaration of Trust or the By-Laws or asserting a claim governed by the internal affairs (or similar) doctrine, be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction, (ii) irrevocably submits to the exclusive jurisdiction of such courts in connection with any such claim, suit, action or proceeding, (iii) irrevocably agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (A) it is not personally subject to the jurisdiction of such courts or any other court to which proceedings in such courts may be appealed, (B) such claim, suit, action or proceeding is brought in an inconvenient forum, or (C) the venue of such claim, suit, action or proceeding is improper, (iv) expressly waives any requirement for the posting of a bond by a party bringing such claim, suit, action or proceeding, (v) consents to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such service shall constitute good and sufficient service of process and notice thereof; provided, nothing in clause (v) hereof shall affect or limit any right to serve process in any other manner permitted by law, and (vi) irrevocably waives any and all right to trial by jury in any such claim, suit, action or proceeding.

The designation of exclusive jurisdictions may make it more expensive for a Shareholder to bring a suit than if the Shareholder were permitted to select another jurisdiction. Also, the designation of exclusive jurisdictions and the waiver of jury trials limit a Shareholder’s ability to litigate a claim in the jurisdiction and in a manner that may be more convenient and favorable to the Shareholder.

CONFLICTS OF INTEREST

The Fund may be subject to a number of actual and potential conflicts of interest.

The Advisers and their affiliates engage in financial advisory activities that are independent from, and may from time to time conflict with, those of the Fund. In the future, there might arise instances where the interests of such affiliates conflict with the interests of the Fund. The Advisers and their affiliates may provide services to, invest in, advise, sponsor and/or act as investment adviser or sub-adviser to investment vehicles and other persons or entities (including prospective investors in the Fund) which may have structures, investment objectives and/or policies that are similar to (or different than) those of the Fund; which may compete with the Fund for investment opportunities; and which may, subject to applicable law, co-invest with the Fund in certain transactions. In addition, the Advisers and their affiliates and respective clients may themselves invest in securities that would be appropriate for the Fund. For example, accounts managed by the Sub-Adviser or certain of its affiliates may hold certain investments in CLOs, such as equity tranches, which conflict with the positions held by other accounts in such CLOs, such as the Fund. In these cases, when exercising the rights of each account with respect to such investments, the Sub-Adviser and/or its affiliate will have a conflict of interest, as actions on behalf of one account may have an adverse effect on another account managed by the Sub-Adviser or such affiliate, including the Fund. By acquiring Shares, each Shareholder will be deemed to have acknowledged the existence of any such actual and potential conflicts of interest and to have waived any claim with respect to any liability arising from the existence of any such conflict of interest.

Although the Advisers and their affiliates will seek to allocate investment opportunities among the Fund and their other clients in a fair and reasonable manner, there can be no assurance that an investment opportunity which comes to the attention of the Sub-Adviser or its affiliates will be appropriate for the Fund or will be referred to the Fund.

The Sub-Adviser, the Fund and certain of their affiliates have been granted an exemptive order from the SEC, which expands the Fund’s ability to co-invest alongside the Sub-Adviser’s affiliates in privately negotiated transactions. Subject to the conditions specified in the exemptive order, the Fund expects to co-invest with those affiliates in certain additional investment opportunities, including investments and directly negotiated by the Sub-Adviser. These co-investment transactions may give rise to conflicts of interests or perceived conflicts of interests among the Fund and the participating affiliates.

Subject to exemptive relief being granted, in order to ensure that the Fund does not engage in any prohibited transactions with any persons affiliated with the Fund, the Fund will implement certain policies and procedures whereby the Fund’s executive officers screen each of the Fund’s transactions for any possible affiliations between the Fund, the Sub-Adviser and its affiliates and the Fund’s employees, officers, and directors. The Fund will not enter into any such transactions unless and until the Fund is satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, the Fund has taken appropriate actions to seek review and approval of the Board or exemptive relief for such transaction. The Fund’s affiliations may require the Fund to forgo attractive investment opportunities.

In certain instances, subject to exemptive relief being granted, the Fund expects to co-invest on a concurrent basis with other accounts managed by certain of the Sub-Adviser’s affiliates, subject to compliance with applicable regulations and regulatory guidance and the Sub-Adviser’s written allocation procedures. A copy of the Fund’s application for exemptive relief, including all of the conditions and the related order, any future order are available on the SEC’s website at www.sec.gov.

During the time in which the Fund is utilizing financial leverage or borrowings, the amount of the fees paid to the Investment Adviser and Sub-Adviser for investment advisory services will be higher than if the Fund did not utilize financial leverage or borrowings. This may create a conflict of interest between the Investment Adviser and Sub-Adviser, on the one hand, and shareholders, on the other hand. Shareholders bear the portion of the management fee attributable to the assets purchased with the proceeds of financial leverage and/or borrowings. There can be no assurance that any financial leverage and/or borrowings strategy will be utilized or, if utilized, will be successful.

In addition, the directors, partners, trustees, managers, members, officers and employees of the Advisers and their affiliates may buy and sell securities or other investments for their own accounts (including through funds managed by the Advisers or their affiliates). As a result of differing trading and investment strategies or constraints, investments may be made by directors, partners, trustees, managers, members, officers and employees that are the same, different from or made at different times than investments made for the Fund. To reduce the possibility that the Fund will be materially adversely affected by the personal trading described above, the Fund, the Investment Adviser and the Investment Sub-Adviser have adopted codes of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the portfolio transactions of the Fund. The Codes of Ethics are available on the EDGAR Database on the SEC’s website at https://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email at publicinfo@sec.gov.

OUTSTANDING SECURITIES

Since the Fund is newly organized, it has no outstanding Shares.

REPURCHASES OF SHARES

The Fund does not currently intend to list its Shares on any securities exchange and does not expect any secondary market for them to develop in the foreseeable future. Therefore, Shareholders should expect that they will be unable to sell their Shares for an indefinite time or at a desired price. No Shareholder will have the right to require the Fund to repurchase such Shareholder’s Shares or any portion thereof. Shareholders may not transfer their investment from the Fund to any other registered investment company. Because no public market exists for the Shares, and none is expected to develop in the foreseeable future, Shareholders will not be able to liquidate their investment, other than through the Fund’s share repurchase program, or, in limited circumstances, as a result of transfers of Shares to other investors.

To provide Shareholders with limited liquidity, the Fund is structured as an “interval fund” and intends to conduct quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act, unless such offer is suspended or postponed in accordance with regulatory requirements. In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares.

Quarterly repurchases will occur in the months of January, April, July and October. The Fund expects the first repurchase offer to be issued at the end of the second full calendar quarter following effectiveness of the Fund’s registration statement. The offer to purchase Shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). The Repurchase Offer Notice will be sent to Shareholders at least 21 calendar days before the Repurchase Request Deadline; however, the Fund will seek to provide such written notification earlier but no more than 42 calendar days before the Repurchase Request Deadline. The NAV will be calculated no later than the Repurchase Pricing Date, which will be no later than 14 calendar days after the Repurchase Request Deadline or the next business day if the fourteenth day is not a business day. The Fund will distribute payment to Shareholders within seven calendar days after the Repurchase Pricing Date. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks.

Determination of Repurchase Offer Amount

The Board, in its sole discretion, will determine the number of Shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be between 5% and 25% of the total number of Shares outstanding on the Repurchase Request Deadline.

If Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all Shares tendered for repurchase by Shareholders who own less than one hundred Shares and who tender all of their Shares, before prorating other amounts tendered.

Notice to Shareholders

No less than 21 days and no more than 42 days before each Repurchase Request Deadline, the Fund shall send to each Shareholder of record and to each beneficial owner of the Shares that are the subject of the repurchase offer a notification (“Shareholder Notification”). The Shareholder Notification will contain information Shareholders should consider in deciding whether to tender their Shares for repurchase. The notice also will include detailed instructions on how to tender Shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment. The notice also will set forth the NAV that has been computed no more than seven days before the date of notification, and how Shareholders may ascertain the NAV after the notification date.

Repurchase Price

The repurchase price of the Shares will be the Fund’s NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. You may call 888-884-8810 to learn the NAV. The notice of the repurchase offer also will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer.

Repurchase Amounts and Payment of Proceeds

Shares tendered for repurchase by Shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline. Payment pursuant to the repurchase offer will be made by check to the Shareholder’s address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven calendar days after the Repurchase Pricing Date. Shareholders may withdraw or change a repurchase request with a proper instruction submitted in good form at any point before the Repurchase Request Deadline. The Board may establish other policies for repurchases of Shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

If Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed 2% of the outstanding Shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if Shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all Shares tendered for repurchase by Shareholders who own less than one hundred Shares and who tender all of their Shares, before prorating other amounts tendered. With respect to any required minimum distributions from an individual retirement account (an “IRA”) or other qualified retirement plan, it is the obligation of the shareholder to determine the amount of any such required minimum distribution and to otherwise satisfy the required minimum. In the event that shareholders in the aggregate tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis, which may result in the Fund not honoring the full amount of a required minimum distribution requested by a shareholder. If during any consecutive 24-month period, the Fund does not engage in a repurchase offer in which the Fund accepts 100% of properly tendered shares (a “Qualifying Tender”), the Fund will not make any new investments (excluding short-term cash management investments under 30 days in duration) and the Fund will reserve all available investable assets to satisfy future tender requests until a Qualifying Tender occurs.

Mandatory Repurchases and Redemptions

The Fund may also repurchase and/or redeem Shares of a Shareholder without consent or other action by the Shareholder or other person, in accordance with the terms of its Declaration of Trust and the 1940 Act, including Rule 23c-2 under the 1940 Act, for any reason established by the Trustees from time to time, including but not limited to:

●	if at such time such Shareholder owns Shares having an aggregate net asset value of less than an amount determined from time to time by the Trustees;

●	to the extent that such Shareholder owns Shares equal to or in excess of a percentage of the outstanding Shares determined from time to time by the Trustees;

●	the failure of a Shareholder to supply a tax identification number or other identification or if the Fund is unable to verify a Shareholder’s identity;

●	the failure of a Shareholder to pay when due the purchase price of Shares;

●	when the Fund is requested or compelled to do so by governmental authority; or

●	the determination by the Trustees or pursuant to policies and procedures adopted by the Trustees that ownership of Shares is not in the best interest of the remaining Shareholders of the Fund or applicable Class (e.g., continued ownership by a shareholder may be harmful or injurious to the business or reputation of the Fund, or such ownership may subject the Fund or any shareholder to an undue risk of adverse task or other fiscal consequences).

Any mandatory redemption of Shares would be conducted pursuant to Rules 23c-1(a) and/or Rule 23c-1(b) and the conditions thereunder. In the event of a mandatory redemption being conducted Pursuant to Rule 23c-2, such redemptions would be conducted pursuant to the Fund’s Declaration of Trust, as may be amended from time to time, and in a manner that does not unfairly discriminate against a holder of Shares.

TRANSFERS OF SHARES

No person shall become a substituted Shareholder of the Fund without the consent of the Fund, which consent may be withheld in its sole discretion. Shares held by Shareholders may be transferred only: (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder; or (ii) under other limited circumstances, with the consent of the Board (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).

Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. Notice of a proposed transfer of a Share must also be accompanied by a properly completed investor application in respect of the proposed transferee. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. The Board generally will not consent to a transfer of Shares by a Shareholder (i) unless such transfer is to a single transferee, or (ii) if, after the transfer of the Shares, the balance of the account of each of the transferee and transferor is less than $250,000. Each transferring Shareholder and transferee may be charged reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

Any transferee acquiring Shares by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder, will be entitled to the distributions allocable to the Shares so acquired, to transfer the Shares in accordance with the terms of the Declaration of Trust and to tender the Shares for repurchase by the Fund, but will not be entitled to the other rights of a Shareholder unless and until the transferee becomes a substituted Shareholder as specified in the Declaration of Trust. If a Shareholder transfers Shares with the approval of the Board, the Fund shall as promptly as practicable take all necessary actions so that each transferee or successor to whom the Shares are transferred is admitted to the Fund as a Shareholder.

By subscribing for Shares, each Shareholder agrees to indemnify and hold harmless the Fund, the Board, the Investment Adviser, and each other Shareholder, and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Shareholder in violation of the Declaration of Trust or any misrepresentation made by that Shareholder in connection with any such transfer.

ANTI-MONEY LAUNDERING

If the Fund, the Investment Adviser, the Sub-Adviser or any governmental agency believes that the Fund has sold Shares to, or is otherwise holding assets of, any person or entity that is acting, directly or indirectly, in violation of U.S., international or other anti-money laundering laws, rules, regulations, treaties or other restrictions, or on behalf of any suspected terrorist or terrorist organization, suspected drug trafficker, or senior foreign political figure(s) suspected of engaging in corruption, the Fund, the Investment Adviser or such governmental agency may freeze the assets of such person or entity invested in the Fund or suspend the repurchase of Shares. The Fund may also be required to, or deem it necessary or advisable to, remit or transfer those assets to a governmental agency, in some cases without prior notice to the investor.

CALCULATION OF NET ASSET VALUE

GENERAL

The Fund calculates its NAV daily as of the close of business on each day the NYSE is open for trading or at such other times as the Board may determine, including in connection with repurchases of Shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board. Shareholders will receive the estimated NAV of the Fund, free of charge upon request.

The Fund’s Board oversees the valuation of the Fund’s investments on behalf of the Fund. The Board has approved valuation procedures for the Fund (the “Valuation Procedures”) and designated the Fund’s Investment Adviser as its valuation designee (“Valuation Designee”). The Valuation Procedures provide that the Fund will value its investments at fair value in accordance with Rule 2a-5 under the 1940 Act and the provisions of the FASB ASC Topic 820 Fair Value Measurements and Disclosures of the Financial Accounting Standards Board’s Accounting Standards Codification, as amended (“ASC 820”), which defines fair value, establishes a framework for measuring fair value, and requires enhanced disclosures about fair value measurements. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date.

ASC 820 establishes a hierarchal disclosure framework which ranks the observability of inputs used in measuring financial instruments at fair value. The observability of inputs is impacted by a number of factors, including the type of financial instrument, the characteristic specific to the financial instrument and the state of the marketplace, including the existence and transparency of transactions between market participants. Financial instruments with readily available quoted prices, or for which fair value can be measured from quoted prices in active markets, will generally have a higher degree of market price observability and a lesser degree of judgment applied in determining fair value.

The three-level hierarchy for fair value measurement is defined as follows:

Level  1— inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date. The types of financial instruments included in Level 1 generally include unrestricted securities, including equities and derivatives, listed in active markets. The Investment Adviser does not adjust the quoted price for these investments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Level 2 — inputs to the valuation methodology are either directly or indirectly observable as of the reporting date and are those other than quoted prices in active markets. The type of financial instruments in this category generally includes less liquid and restricted securities listed in active markets, securities traded in other than active markets, government and agency securities, and certain over-the counter derivatives where the fair value is based on observable inputs.

Level 3— inputs to the valuation methodology are unobservable and significant to overall fair value measurement. The inputs into the determination of fair value require significant management judgment or estimation. Financial instruments that are included in this category generally include investments in privately held entities, non-investment grade residual interests in securitizations, collateralized loan obligations, and certain over-the-counter derivatives where the fair value is based on unobservable inputs.

The Fund expects that it will hold a high proportion of Level 3 investments relative to its total investments, which is directly related to the Fund’s target portfolio.

Prior to the Fund investing in fair valued securities and other investments, the Investment Adviser will conduct a due diligence review of the valuation methodologies utilized by such securities and other investments, which as a general matter will utilize market values when available, and otherwise will utilize principles of fair value that the Investment Adviser reasonably believe to be consistent, in all material respects, with those used by the Fund in valuing its own investments.

The Fund’s Valuation Procedures require the Valuation Designee to take reasonable steps in light of all relevant circumstances to value the Fund’s portfolio. The Valuation Designee will consider such information, following procedures adopted by the Board, and will consider whether it is appropriate, in light of all relevant circumstances, to value such interests at the NAV as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to NAV. Any such decision will be made in good faith, and subject to the review and supervision of the Board.

The Investment Adviser seeks to evaluate on a daily basis material information about the Fund’s portfolio companies; however, for the reasons noted herein, the Investment Adviser may not be able to acquire and/or evaluate properly such information on a daily basis. Due to these various factors, the Investment Adviser’s fair value determinations can cause the Fund’s NAV on a given day to materially understate or overstate the value of its investments. As a result, investors who purchase shares may receive more or less shares and investors who tender their shares may receive more or less cash proceeds than they otherwise would receive. The valuations upon which the Fund calculates its NAV and the NAV of each Share, may be subject to later adjustment or revision, based on information reasonably available at that time. Because such adjustments or revisions, whether increasing or decreasing the NAV of the Fund at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by Shareholders who had their Shares in the Fund repurchased at a NAV calculated prior to such adjustments and received their repurchase proceeds, subject to the ability of the Fund to adjust or recoup the repurchase proceeds received by Shareholders under certain circumstances. As a result, to the extent that such subsequently adjusted valuations adversely affect the Fund’s NAV, the outstanding Shares may be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at a NAV higher than the adjusted amount. Conversely, any increases in the NAV resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at a NAV lower than the adjusted amount. The same principles apply to the purchase of Shares. New Shareholders may be affected in a similar way. The Valuation Procedures provide that, where deemed appropriate by the Advisers and consistent with the 1940 Act, investments may be valued at cost. Cost will be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Fund’s investment will be revalued in a manner that the Valuation Designee, in accordance with the Valuation Procedures, determines in good faith best reflects approximate market value.

Debt securities, including CLO debt and equity, will be valued in accordance with the Valuation Procedures, which generally provide for using a third-party pricing system, agent, or dealer selected by the Investment Adviser, which may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. The Valuation Designee will monitor periodically the reasonableness of valuations provided by any such pricing service. A pricing services pricing information is only one factor considered in the valuation of such investments, and the Valuation Designee does not rely on such advice in determining the fair value of the Fund’s investments in accordance with the 1940 Act. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuations are determined by the Valuation Designee to represent fair value.

The valuation firm’s advice is only one factor considered in the valuation of such investments, and the Investment Adviser does not rely on such advice in determining the fair value of the Fund’s investments in accordance with the 1940 Act.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the NAV of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

Other Securities

Securities for which the primary market is a national securities exchange are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the mean between the most recent bid and asked prices. Securities traded on the over-the-counter market are valued at their closing bid prices. Valuation of short-term cash equivalent investments will be at amortized cost.

The Valuation Procedures provide that, where deemed appropriate by the Valuation Designee and consistent with the 1940 Act, investments may be valued at cost. Cost will be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Fund’s investment will be revalued in a manner that the Valuation Designee, in accordance with the Valuation Procedures, determines in good faith best reflects approximate market value. The Board will be responsible for ensuring that the Valuation Procedures utilized by the Valuation Designee are fair to the Fund and consistent with applicable regulatory guidelines.

The Investment Adviser acts as investment adviser to other clients that may invest in securities for which no public market price exists. Valuation determinations by the Valuation Designee or its affiliates for other clients may result in different values than those ascribed to the same security owned by the Fund. Consequently, the fees charged to the Fund may be different than those charged to other clients, given that the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s NAV if the judgments of the Valuation Designee regarding appropriate valuations should prove incorrect. In no event does the Distributor have any responsibility for any valuations of the Fund’s investments (including the accuracy, reliability or completeness thereof) or for the valuation processes utilized for the Fund, and the Distributor disclaims any and all liability for any direct, incidental, or consequential damages arising out of any inaccuracy or incompleteness in valuations. The Distributor has no duty to calculate the NAV of Fund Shares or to inquire into, or liability for, the accuracy of the NAV per Share (including a Class thereof) as calculated by or for the Fund.

SUSPENSION OF CALCULATION OF NET ASSET VALUE

As noted above, the Fund’s NAV is calculated as of the close of business on each day the NYSE is open for trading or at such other times as the Board may determine. However, there may be circumstances where it may not be practicable to determine an NAV, such as during customary holidays (or when trading on such exchanges is restricted or suspended). In such circumstances, the Board (after consultation with the Investment Adviser) may suspend the calculation of NAV. The Fund will not accept requests for purchases of Shares if the calculation of NAV is suspended, and the suspension may require the termination of a pending repurchase offer by the Fund (or the postponement of the date of valuation for a repurchase offer). Notwithstanding a suspension of the calculation of NAV, the Fund will be required to determine the value of its assets and report NAV in its semi-annual and annual reports to Shareholders, and in its reports on Form N-PORT filed with the SEC after the end of the first and third quarters of the Fund’s fiscal year. Calculation of the Fund’s NAV will resume after any such suspension after the Board (in consultation with the Investment Adviser) determines that conditions no longer require suspension of the calculation of NAV.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to qualify annually as a RIC under the Code and intends to distribute at least 90% of its annual net taxable income to its Shareholders. For any distribution, the Fund will calculate each Shareholder’s specific distribution amount for the period using record and declaration dates. From time to time, the Fund may also pay special interim distributions in the form of cash or Shares at the discretion of the Board. Unless Shareholders elect to receive distributions in the form of cash, the Fund intends to make its ordinary distributions in the form of additional Shares under the DRIP. Any distributions reinvested under the DRIP will nevertheless remain subject to U.S. federal (and applicable state and local) taxation to Shareholders. The Fund may finance its cash distributions to Shareholders from any sources of funds available to the Fund, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of investments, non-capital gains proceeds from the sale of investments, dividends or other distributions paid to the Fund and expense reimbursements from the Investment Adviser. The Fund has not established limits on the amount of funds the Fund may use from available sources to make distributions.

Each year a statement on IRS Form 1099-DIV (or successor form), identifying the character (e.g., as ordinary income, qualified dividend income or long-term capital gain) of the distributions, will be mailed to Shareholders. The Fund’s distributions may exceed the Fund’s earnings, especially during the period before the Fund has substantially invested the proceeds from this offering. As a result, a portion of the distributions the Fund makes may represent a return of capital for U.S. federal tax purposes. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from the Fund’s investment activities and will be made after deduction of the fees and expenses payable in connection with the offering, including any fees payable to the Investment Adviser. See “TAXES.” There can be no assurance that the Fund will be able to pay distributions at a specific rate or at all.

The Fund intends to elect to be treated, and intends to qualify annually, as a RIC under the Code. To qualify for and maintain RIC tax treatment, the Fund must, among other things, distribute at least 90% of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. A RIC may satisfy the 90% distribution requirement by distributing dividends (other than capital gain dividends) during the taxable year (including dividends declared in October, November or December of a taxable year that, if paid in the following January, are treated as paid by a RIC and received by its shareholders in the prior taxable year). In addition, a RIC may, in certain cases, satisfy the 90% distribution requirement by distributing dividends relating to a taxable year after the close of such taxable year under the “spillover dividend” provisions of the Code. If a RIC makes a spillover dividend the amounts will be included in IRS Form 1099-DIV for the year the spillover distribution is paid.

The Fund can offer no assurance that it will achieve results that will permit the Fund to pay any cash distributions. If the Fund issues senior securities, the Fund will be prohibited from making distributions if doing so causes the Fund to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of the Fund’s borrowings. See “TAXES.”

DISTRIBUTIONS AND DIVIDEND REINVESTMENT PLAN

The Fund intends to make regular quarterly ordinary income distributions of all or a portion of the Fund’s “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, and excluding and deduction for distributions paid to shareholders) to shareholders. The Fund also intends to make at least annual distributions of all or a portion of the Fund’s “net capital gains” (which is the excess of net long-term capital gains over net short-term capital losses).

The Fund has a distributions and dividend reinvestment plan (the “DRIP”). Unless a Shareholder elects to receive cash by contacting the Fund’s Administrator, UMB Fund Services, Inc. at 888-884-8810 or 235 West Galena Street, Milwaukee, WI 53212, all dividends and/or capital gains distributions declared on Shares will be automatically reinvested in additional Shares at the Fund’s then current NAV. Shareholders that elect not to participate in the DRIP will receive dividends and capital gains distributions in cash paid by check mailed directly to the shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee) by the Administrator as dividend disbursing agent. The Fund reserves the right to cap the aggregate amount of any income dividends and/or capital gain distributions that are made in cash at a total amount of not less than 20% of the total amount distributed to Shareholders.

Participation in the DRIP is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Administrator prior to the dividend record date; otherwise, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers or dealers may automatically elect to receive cash on behalf of Shareholders who hold their Shares in the broker or dealer’s name and may re-invest that cash in additional Shares. Reinvested Dividends will increase the Fund’s assets on which the Investment Management Fee is payable to the Investment Adviser.

Whenever the Fund declares a dividend and/or capital gain payable in cash, non-participants in the DRIP will receive cash and participants in the DRIP will receive the equivalent in Shares. The Shares will be acquired by the Administrator for the DRIP participants’ accounts through receipt of additional unissued but authorized Shares from the Fund.

The Administrator maintains all Shareholders’ accounts in the DRIP and furnishes written confirmation of all transactions in the accounts, including information needed by Shareholders for tax records. Shares in the account of each DRIP participant will be held by the Administrator on behalf of the DRIP participant, and each Shareholder proxy will include those Shares purchased or received pursuant to the DRIP. The Administrator will forward all proxy solicitation materials to participants and vote proxies for Shares held under the DRIP in accordance with the instructions of the participants.

Beneficial owners of Shares who hold their Shares in the name of a broker or dealer should contact the broker or nominee to determine whether and how they may participate in, or opt out of, the DRIP. In the case of Shareholders such as banks, brokers or dealers that hold shares for others who are the beneficial owners, the Administrator will administer the DRIP on the basis of the number of Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the DRIP.

There will be no brokerage charges with respect to Shares issued directly by the Fund. The automatic reinvestment of dividends and/or capital gains in Shares under the DRIP will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends and/or capital gains, even though such participants have not received any cash with which to pay the resulting tax.

The Fund reserves the right to amend or terminate the DRIP. There is no direct service charge to participants with regard to purchases in the DRIP; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.

All correspondence or questions concerning the DRIP should be directed to the Fund’s Administrator, UMB Fund Services, Inc. at 888-884-8810 or 235 West Galena Street, Milwaukee, WI 53212.

TAXES

INTRODUCTION

The following is a summary of certain material federal income tax consequences of acquiring, holding and disposing of Shares. Because the federal income tax consequences of investing in the Fund may vary from Shareholder to Shareholder depending on each Shareholder’s unique federal income tax circumstances, this summary does not attempt to discuss all of the federal income tax consequences of such an investment. Among other things, except in certain limited cases, this summary does not purport to deal with persons in special situations (such as financial institutions, non-U.S. persons, insurance companies, entities exempt from federal income tax, regulated investment companies, dealers in commodities and securities and pass-through entities). Further, to the limited extent this summary discusses possible foreign, state and local income tax consequences, it does so in a very general manner. Finally, this summary does not purport to discuss federal tax consequences (such as estate and gift tax consequences) other than those arising under the federal income tax laws. You are therefore urged to consult your tax advisers to determine the federal, state, local and foreign tax consequences of acquiring, holding and disposing of Shares.

The following summary is based upon the Code as well as administrative regulations and rulings and judicial decisions thereunder, as of the date hereof, all of which are subject to change at any time (possibly on a retroactive basis). Accordingly, no assurance can be given that the tax consequences to the Fund or its shareholder will continue to be as described herein.

The Fund has not sought or obtained a ruling from the Internal Revenue Service (the “IRS”) (or any other federal, state, local or foreign governmental agency) or an opinion of legal counsel as to any specific federal, state, local or foreign tax matter that may affect it. Accordingly, although this summary is considered to be a correct interpretation of applicable law, no assurance can be given that a court or taxing authority will agree with such interpretation or with the tax positions taken by the Fund.

Except where specifically noted, this summary relates solely to U.S. Shareholders. A U.S. Shareholder for purposes of this discussion is a person who is a citizen or a resident alien of the U.S., a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) organized under the laws of the U.S. or any political subdivision thereof, an estate whose income is subject to U.S. federal income tax regardless of its source or a trust if (i) a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust or (ii) the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

TAXATION OF THE FUND

The Fund intends to qualify as a RIC under federal income tax law. As a RIC, the Fund will generally not be subject to federal corporate income taxes, provided that it distributes out to Shareholders its taxable income and gain each year. To qualify for treatment as a RIC, the Fund must meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other RICs, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer), and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income, if any, for the year.

The Fund intends generally to make distributions to shareholders of all of its net income and gains for each taxable year although the Fund may choose to retain net capital gains for investment or any investment company taxable income, and pay the associated income tax. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a RIC. If for any taxable year the Fund were not to qualify as a RIC (either because of a failure to satisfy the distribution requirement or otherwise), all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to Shareholders. In that event, taxable Shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate Shareholders could be eligible for the dividends-received deduction. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

The Code imposes a nondeductible 4% excise tax on RICs that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). While the Fund generally intends to distribute income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, the Fund may also decide to distribute less and pay the U.S. federal excise taxes. In that event, the Fund will be liable for the tax only on the amount by which the Fund does not meet the excise tax distribution requirement.

For purposes of the 90% gross income test, income that the Fund earn from equity interests in certain entities that are not treated as corporations or as qualified publicly traded partnerships for U.S. federal income tax purposes (e.g., certain CLOs that are treated as partnerships) will generally have the same character for us as in the hands of such an entity; consequently, the Fund may be required to limit the Fund’s equity investments in any such entities that earn fee income, rental income, or other nonqualifying income.

To the extent the Fund uses debt financing, the Fund may be prevented by covenants contained in its debt financing agreements from making distributions to the Fund’s Shareholders in certain circumstances. In addition, under the 1940 Act, the Fund is generally not permitted to make distributions to its Shareholders while certain debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Restrictions on the Fund’s ability to make distributions to the Fund’s Shareholders may prevent us from satisfying the 90% distribution requirement or the excise tax distribution requirement and, therefore, may jeopardize the Fund’s qualification for taxation as a RIC, or subject the Fund to the 4% U.S. federal excise tax.

Some of the income and fees that the Fund may recognize will not satisfy the 90% gross income test. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy such test, the Fund may be required to recognize such income and fees indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be subject to U.S. corporate income tax on their earnings, which ultimately will reduce the Fund’s return on such income and fees.

The Fund may be required to recognize taxable income in circumstances in which the Fund does not receive cash. For example, if the Fund holds debt instruments that are treated under applicable tax rules as having OID (which may arise if the Fund receive warrants in connection with the origination of a loan or possibly in other circumstances), the Fund must include in income each tax year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same tax year. The Fund may also have to include in income other amounts that the Fund has not yet received in cash, such as contractual PIK interest (which represents contractual interest added to the loan balance and due at the end of the loan term) and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because any OID or other amounts accrued will be included in the Fund’s investment company taxable income for the tax year of accrual, the Fund may be required to make a distribution to its shareholders in order to satisfy the 90% distribution requirement or the excise tax distribution requirement, even though the Fund will not have received any corresponding cash amount.

The Fund may invest (directly or indirectly through an investment in an equity interest in a CLO treated as a partnership for U.S. federal income tax purposes) a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for us. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by us to the extent necessary in order to seek to ensure that the Fund distributes sufficient income that the Fund does not become subject to U.S. federal income or excise tax.

Some of the CLOs in which the Fund invest may constitute PFICs for U.S. federal income tax purposes. Because the Fund may acquire interests treated as equity for U.S. federal income tax purposes in PFICs (including equity tranche investments and certain debt tranche investments in CLOs that are PFICs), may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to its Shareholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from any such excess distributions or gains. If the Fund invests in a PFIC and elect to treat the PFIC as a QEF in lieu of the foregoing requirements, the Fund will be required to include in income each tax year its proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Under either election, the Fund may be required to recognize in a tax year taxable income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that tax year, and the Fund may be required to distribute such taxable income in order to satisfy the 90% gross income test, the excise tax distribution requirement or the 90% distribution requirement. The Fund’s ability to make either election will depend on factors beyond its control and is subject to restrictions which may limit the availability of the benefit of these elections. Treasury Regulations generally treat the Fund’s income inclusion with respect to a PFIC with respect to which the Fund has made a qualified electing fund, or “QEF”, election, as qualifying income for purposes of determining the Fund’s ability to be subject to tax as a RIC if (i) there is a current distribution out of the earnings and profits of the PFIC that are attributable to such income inclusion or (ii) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies. As such, the Fund may be restricted in its ability to make QEF elections with respect to its holdings in issuers that could be treated as PFICs in order to limit the Fund’s tax liability or maximize the Fund’s after-tax return from these investments.

If the Fund holds 10% or more of the interests treated as equity (by vote or value) for U.S. federal income tax purposes in a foreign corporation that is treated as a CFC (including equity tranche investments and certain debt tranche investments in a CLO treated as CFC), the Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each tax year from such foreign corporation in an amount equal to the Fund’s pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such tax year. This deemed distribution is required to be included in the income of a U.S. Stockholder of a CFC regardless of whether the shareholder has made a QEF election with respect to such CFC. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Stockholders. A “U.S. Stockholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power or value of all classes of shares of a foreign corporation. If the Fund is treated as receiving a deemed distribution from a CFC, the Fund will be required to include such deemed distribution in its investment company taxable income regardless of whether the Fund receives any actual distributions from such CFC, and the Fund must distribute such income in order to satisfy the excise tax distribution requirement or the 90% distribution requirement. Treasury regulations generally treat the Fund’s income inclusion with respect to a CFC as qualifying income for purposes of determining the Fund’s ability to be subject to tax as a RIC either if (i) there is a current distribution out of the earnings and profits of the CFC that are attributable to such income inclusion or (ii) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies. As such, the Fund may limit and/or manage its holdings in issuers that could be treated as CFCs in order to limit the Fund’s tax liability or maximize its after-tax return from these investments.

Distributions to Shareholders. In general, distributions will be taxable to you for federal, state and local income tax purposes unless you are a tax-exempt entity, including qualified retirement plans or individual retirement accounts. Distributions are taxable whether they are received in cash or reinvested in Fund Shares. A Shareholder may thus recognize income and gains taxable for federal, state and local income tax purposes and not receive any cash distributions to pay any resulting taxes.

Fund distributions, if any, that are attributable to “qualified dividend income” or “net capital gain” (the excess, if any, of net long-term capital gains over net short-term capital losses) earned by the Fund will generally be taxable to non-corporate Shareholders at reduced rates. Given the investment strategies of the Fund, it is not expected that a significant percentage of Fund distributions would be attributable to qualified dividend income or net capital gain. Shareholders must have owned the Fund Shares for at least sixty-one (61) days during the one hundred twenty-one (121) day period beginning sixty (60) days before the ex-dividend date to benefit from the lower rates on qualified dividend income. Moreover, U.S. individuals with modified adjusted gross income exceeding $200,000 ($250,000 for married couples filing jointly) and trusts and estates with income above specified levels are subject to a 3.8% tax on their net investment income, which includes interest, dividends and capital gains.

Shareholders are generally taxed on any dividends from the Fund in the year they are actually distributed. Dividends declared in October, November or December of a year, and paid in January of the following year, will generally be treated for federal income tax purposes as having been paid to Shareholders on December 31st of the year in which the dividend was declared.

Sales, Exchanges and Redemptions. You will recognize gain or loss on a sale, exchange or redemption of your shares in an amount equal to the difference between your tax basis in the shares and the amount you receive for them. Generally, this gain or loss will be long-term or short-term depending on whether your holding period exceeds twelve (12) months, except that a loss recognized on disposition of shares held for six months or less will be recharacterized as long-term capital loss to the extent of any capital gains dividends that have been received on the shares. Any loss realized on a disposition of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of sixty-one (61) days beginning thirty (30) days before and ending thirty (30) days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

The Fund is required to compute and report the cost basis of shares sold or exchanged. The Fund has elected to use the First In, First Out method, unless you instruct the Fund to select a different method, or choose to specifically identify your shares at the time of each sale or exchange. If your account is held by your broker or other advisor, they may select a different method. In these cases, please contact the holder of your shares to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns.

Income from Repurchases and Transfers of Shares A repurchase or transfer of shares by the Fund generally will be treated as a taxable transaction for U.S. federal income tax purposes, either as a “sale or exchange,” or, under certain circumstances, as a “dividend.” In general, the transaction should be treated as a sale or exchange of the shares if the receipt of cash results in a meaningful reduction in the shareholder’s proportionate interest in the Fund, or results in a “complete redemption” of the shareholder’s shares, or otherwise results in a distribution that is “not essentially equivalent to a dividend”, in each case applying certain constructive ownership rules in the Code. Alternatively, if a shareholder does not tender all of his or her shares, such repurchase may not be treated as a sale or exchange for U.S. federal income tax purposes, and the gross amount of such repurchase may constitute a dividend to the shareholder to the extent of such shareholder’s pro rata share of the Fund’s current and accumulated earnings and profits.

If the repurchase or transfer of a shareholder’s shares qualifies for sale or exchange treatment, the shareholder will recognize gain or loss equal to the difference between the amount received in exchange for the repurchased or transferred shares and the adjusted tax basis of those shares. Such gain or loss will be capital gain or loss if the repurchased or transferred shares were held by the shareholder as capital assets, and generally will be treated as long-term capital gain or loss if the repurchased or transferred shares were held by the shareholder for more than one year, or as short-term capital gain or loss if the repurchased or transferred shares were held by the shareholder for one year or less.

If the repurchase or transfer of a shareholder’s shares does not qualify for sale or exchange treatment, the shareholder may be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the shareholder’s tax basis in the relevant shares. The tax basis in the shares repurchased or transferred by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those shares, will be transferred to any remaining shares held by the shareholder.

Publicly Offered RIC. The Fund intends to elect to be treated and qualify as a “publicly offered regulated investment company” (within the meaning of Section 67 of the Code) if either (i) shares and the Fund’s preferred stock (if any) collectively are held by at least 500 persons at all times during a taxable year, (ii) shares are treated as regularly traded on an established securities market or (iii) shares are continuously offered pursuant to a public offering (within the meaning of Section 4 of the Securities Act). The Fund cannot assure you that it will be treated as a publicly offered regulated investment company for all taxable years. If the Fund is not treated as a publicly offered regulated investment company for any calendar year, for purposes of computing the taxable income of U.S. shareholders that are individuals, trusts or estates, (i) the Fund’s earnings will be computed without taking into account such U.S. shareholders’ allocable shares of the management fees paid to the Fund’s advisor and certain other expenses, (ii) each such U.S. shareholder will be treated as having received or accrued a dividend from us in the amount of such U.S. shareholder’s allocable share of these fees and expenses for the calendar year, (iii) each such U.S. shareholder will be treated as having paid or incurred such U.S. shareholder’s allocable share of these fees and expenses for the calendar year, and (iv) each such U.S. shareholder’s allocable share of these fees and expenses will be treated as miscellaneous itemized deductions by such U.S. shareholder. For taxable years beginning before 2026, miscellaneous itemized deductions generally are not deductible by a U.S. shareholder that is an individual, trust or estate. For taxable years beginning in 2026 or later, miscellaneous itemized deductions generally are deductible by a U.S. shareholder that is an individual, trust or estate only to the extent that the aggregate of such U.S. shareholder’s miscellaneous itemized deductions exceeds 2% of such U.S. shareholder’s adjusted gross income for U.S. federal income tax purposes, are not deductible for purposes of the alternative minimum tax and are subject to the overall limitation on itemized deductions under Section 68 of the Code.

IRAs and Other Tax Qualified Plans. In general, dividends received and gain or loss realized with respect to shares held in an IRA or other tax qualified plan are not currently taxable unless the Fund Shares were acquired with borrowed funds. In addition, special rules would apply if the Fund were to invest in certain real estate mortgage investment conduits or taxable mortgage pools, which the Fund does not currently plan to do, that could result in a tax-exempt U.S. shareholder recognizing income that would be treated as UBTI.

Reportable Transactions. Pursuant to the regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a “reportable transaction.” A transaction may be a “reportable transaction” based upon any of several indicia with respect to a shareholder, including the recognition of a loss in excess of certain thresholds (for individuals, $2 million in one year or $4 million in any combination of years). Investors should consult their own tax advisers concerning any possible disclosure obligation with respect to their investment in Fund Shares.

U.S. Tax Treatment of Foreign Shareholders. Nonresident aliens, foreign corporations and other foreign investors in the Fund will generally be exempt from U.S. federal income tax on Fund distributions attributable to the Fund’s net long-term and short-term capital gains. or to the Fund’s net interest income from U.S. sources (provided, in each case, that such foreign person furnishes a properly completed Form W-8BEN, W-8BEN-E or other applicable Form W-8). The exemption may not apply, however, if the investment in the Fund is connected to a trade or business of the foreign investor in the United States or if the foreign investor is present in the United States for one hundred eighty-three (183) days or more in a year and certain other conditions are met.

Fund distributions attributable to other categories of Fund income, such as interest from non-U.S. sources, will generally be subject to a 30% withholding tax when paid to foreign shareholders. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder’s country of residence or incorporation, provided that the shareholder furnishes the Fund with a properly completed Form W-8BEN or W-BEN-E to establish entitlement for these treaty benefits.

A foreign investor will generally not be subject to U.S. tax on gains realized on sales or exchanges of Fund shares unless the investment in the Fund is connected to a trade or business of the investor in the United States or if the investor is present in the United States for one hundred eighty-three (183) days or more in a year and certain other conditions are met.

In addition, the Fund will be required to withhold 30% tax on certain payments to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisers regarding the tax consequences of an investment in the Fund in their country of residence.

State and Local Taxes. In addition to the U.S. federal income tax consequences summarized above, you may be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest on U.S. government securities.

Backup Withholding. Under applicable “backup withholding” requirements, the Fund will generally be required in certain cases to withhold and remit to the IRS a percentage of the distributions or sales proceeds payable to Shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the IRS for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are “exempt recipients.” The amount of any backup withholding from a payment to a Shareholder will be allowed as a credit against the Shareholder’s U.S. federal income tax liability and may entitle such a Shareholder to a refund, provided that the required information is timely furnished to the IRS.

ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangements subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (an “ERISA Plan”), certain IRAs, or certain Keogh plans, should consider, among other things, the matters described below before determining whether to invest in the Fund. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, the avoidance of prohibited transactions, and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, U.S. Department of Labor regulations provide that a fiduciary of the ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, whether the investment is designed reasonably to further the ERISA Plan’s purposes, the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current total return of the portfolio relative to the anticipated cash flow needs of the ERISA Plan and the proposed investment, the income taxes (if any) attributable to the investment, and the projected return of the investment relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Fund, an ERISA Plan fiduciary should determine whether such an investment is consistent with ERISA’s fiduciary responsibilities and the foregoing considerations. If a fiduciary with respect to any such ERISA Plan breaches such responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach. Non-ERISA-covered IRAs and Keogh plans and other arrangements not subject to ERISA, but subject to the prohibited transaction rules of Section 4975 of the Code (“Code Plans”; together with ERISA Plans, “Plans”), should determine whether an investment in the Fund will violate those rules.

Because the Fund will be registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered “plan assets” of the Plans investing in the Fund for purposes of ERISA’s fiduciary responsibility rules and ERISA and the Code’s prohibited transaction rules. Thus, the Investment Adviser will be a fiduciary within the meaning of ERISA and the Code with respect to the assets of any Plan that becomes a Shareholder of the Fund, solely as a result of the Plan’s investment in the Fund.

Certain prospective ERISA Plan investors may currently maintain relationships with the Investment Adviser or with other entities that are affiliated with the Investment Adviser. Each of such persons may be deemed to be a party in interest to, a disqualified person of, and/ or a fiduciary of any ERISA Plan to which it provides investment management, investment advisory, or other services. ERISA and the Code prohibit ERISA Plan assets from being used for the benefit of a party in interest or disqualified person and also prohibit a fiduciary from using its position to cause the ERISA Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA Plan investors should consult with legal counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code. ERISA Plan fiduciaries will be deemed to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that they are duly authorized to make such investment decisions, that the purchase and holding of any interest in the Fund does not result in a nonexempt prohibited transaction and that they have not relied on any individualized advice or recommendation of such affiliated persons as a primary basis for the decision to invest in the Fund.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained herein is, of necessity, general and may be affected by the future publication or the future applicability of final regulations and rulings. Potential investors should consult with their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares.

PURCHASING SHARES

SHARE PURCHASES

The Fund’s Shares are continuously offered based on the Fund’s NAV per Share. Shares will generally be offered for purchase on each business day, which is any day the NYSE is open for business, except that Shares may be offered more or less frequently as determined by the Fund in its sole discretion. The Distributor serves as the Fund’s principal underwriter on a commercially reasonable efforts basis, subject to various conditions. The Fund’s Shares are offered for sale through the Distributor at NAV plus any applicable sales load. The Distributor also may enter into agreements with financial intermediaries for the sale and servicing of the Fund’s Shares.

Except as otherwise permitted by the Board, initial and subsequent purchases of Shares must be accompanied by payment in cash. Investors may purchase Class I, Class Y, and Class A Shares directly from the Fund in accordance with the instructions below.

By Mail — Initial Investment

To make an initial purchase by mail, complete an account application and mail the application, together with a check made payable to Sound Point Alternative Income Fund to:

Overnight Regular Mail:

Sound Point Alternative Income Fund

Attn: UMB Fund Services

235 W. Galena St.

Milwaukee, WI 53212

Regular Mail:

Sound Point Alternative Income Fund

Attn: UMB Fund Services

P.O. Box 2175

Milwaukee, WI 53201

All checks must be in US Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. To prevent check fraud, the Fund will neither accept third-party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of Shares, nor post-dated checks, postdated on-line bill pay checks, or any conditional purchase order or payment.

The transfer agent will charge a $5.00 fee against an investor’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to Shareholders. The Fund reserves the right to reject any application.

By Wire — Initial Investment

To make an initial investment in the Fund, the Fund or its designated agent must receive a completed account application from a financial intermediary before an investor wires funds. The financial intermediary may mail or overnight deliver an account application to the transfer agent. Upon receipt of the completed account application, the Fund or its designated agent will establish an account. The account number assigned will be required as part of the instruction that should be provided to an investor’s bank to send the wire. An investor’s bank must include both the name of the Fund, the account number, and the investor’s name so that monies can be correctly applied. If you wish to wire money to make an investment in the Fund, please call the Fund at 888.884.8810 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE in accordance with the procedures described above. Your bank may charge you a fee for wiring same-day funds. The bank should transmit funds by wire to:

UMB Bank, n.a.

928 Grand Boulevard

Kansas City, MO 64106

ABA #: 101000695

Account #: 3358804479

Account Name: Sound Point Alternative Income Fund

FBO: [Insert Investor Name]

In compliance with the USA Patriot Act of 2001, UMB Bank will verify certain information on each account application. As requested on the application, investors must supply full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Registered representatives/investment advisers may call the Fund at 888-884-8810 for additional assistance when completing an application.

Investors will be assessed fees for returned checks and stop payment orders at prevailing rates charged by UMB Fund Services, Inc. Class I, Class Y, and Class A Shares of the Fund may be purchased through financial intermediaries offering such Shares.

A financial intermediary may hold Shares in an omnibus account in the financial intermediary’s name or the financial intermediary may maintain individual ownership records. The Fund may pay the financial intermediary for maintaining individual ownership records as well as providing other Shareholder services. Financial intermediaries may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor’s account with them. Investors should check with their financial intermediary to determine if it is subject to these arrangements. Financial intermediaries are responsible for placing orders correctly and promptly with the Fund. The Fund or an investor’s financial intermediary must receive an application to purchase Shares and the accompanying payment no later than the close of regular trading on the NYSE (normally 4:00 p.m. eastern time), which may be waived in the sole discretion of the Fund or the Investment Adviser, in order for the purchase to be effected at that day’s NAV. Although the Fund may, in its sole discretion, elect to accept an application to purchase Shares prior to receipt of cleared funds, an investor will not become a Shareholder until cleared funds have been received. The Fund reserves the right, in its sole discretion, to accept or reject any application to purchase Shares in the Fund at any time. Although the Fund may, in its sole discretion, elect to accept an application prior to receipt of cleared funds, an investor will not become a Shareholder until cleared funds have been received.

PURCHASE TERMS

The minimum initial investment for Class I Shares of the Fund is $10,000,000 and the minimum additional investment in Class I Shares of the Fund by any Shareholder is $250,000. Class I Shares are not subject to a Distribution and/or Servicing Fee. The following groups of investors are eligible to purchase Class I Shares without any initial minimum investment requirement: (i) accounts and program offered by certain financial intermediaries, such as registered investment, provided the minimum aggregate value of such accounts is $10,000,000 and (ii) principals and employees of the Investment Adviser and Sub-Adviser and their respective affiliates and their immediate family members. In order for your purchases and holdings to be aggregated for purposes of qualifying for purchasing Class I Shares without any initial minimum investment requirement, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of initial purchase of shares that qualify for the right of accumulation to permit verification that the purchase qualifies.

The minimum initial investment for Class Y Shares of the Fund is $50,000 and the minimum additional investment in Class Y Shares of the Fund by any Shareholder is $10,000. Class Y Shares are subject to a Distribution and/or Servicing Fee at an annual rate of 0.25% of the net assets of the Fund attributable to Class Y Shares. The Distribution and/or Service Fee for Class Y Shares consists solely of a fee of 0.25%, designated for regulatory purposes as a “service fee,” for the provision of personal investor services as defined under applicable rules. The following groups of investors are eligible to purchase Class Y Shares without any initial minimum investment requirement: accounts and program offered by certain financial intermediaries, such as registered investment, provided the minimum aggregate value of such accounts is $50,000.

The minimum initial investment for Class A Shares of the Fund is $25,000 and the minimum additional investment in Class A Shares of the Fund by any Shareholder is $10,000. Class A Shares are subject to a Distribution and/or Servicing Fee at an annual rate of 0.75% of the net assets of the Fund attributable to Class A Shares. The Distribution and/or Service Fee for Class A Shares consists of a service fee of 0.25% and a fee of 0.50%, designated for regulatory purposes as a “distribution fee,” in each case on an annualized basis of the net assets of the Fund. The following groups of investors are eligible to purchase Class A Shares without any initial minimum investment requirement: (i) accounts and programs offered by certain financial intermediaries, such as registered investment advisers, provided that the minimum aggregate value of such accounts is $25,000.

The following sales loads apply to your purchases of Class A Shares of the Fund:

Gross Investment Amount	Sales Load as a % of Gross Investment Amount
Less than $99,000	3.00%
$100,000 - $249,999	2.00%
$250,000 - $999,999	1.50%
$1,000,000 - $4,999,999	1.00%
$5,000,000 and Above	0.00%

Class A Conversion Feature

Class A Shares will automatically convert to Class Y Shares of the Fund on the first business day of the month in which the seventh (7th) anniversary of the issuance of such Class A Shares occurs. The conversion will be effected at the relative NAVs per share of the two classes of shares.

The Fund, in its sole discretion, may accept investments below these minimums. The Board may also suspend or terminate offerings of Shares at any time.

Under the Distribution and Shareholder Service Plan, the Fund will be permitted to pay as compensation up to a maximum of 0.25% and 0.75% per year on Class Y Shares and Class A Shares, respectively, on an annualized basis of the aggregate net assets of the Fund attributable to each class to the Fund’s Distributor and/or other qualified recipients. Class I Shares are not subject to any Distribution and/or Servicing Fee and do not bear any expenses associated therewith. The Distribution and Shareholder Service Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition in its application for an exemptive order under the 1940 Act which would, if granted, permit the Fund to have asset-based distribution fees. There can be no guarantee that such relief will be granted. Class Y and Class A Shares are not offered for purchase until the Fund has receive an exemptive order permitting the multi-class structure.

TERM, DISSOLUTION AND LIQUIDATION

The Fund may be dissolved upon approval of a majority of the Trustees. Upon the liquidation of the Fund, its assets will be distributed first to satisfy (whether by payment or the making of a reasonable provision for payment) the debts, liabilities and obligations of the Fund, including actual or anticipated liquidation expenses, other than debts, liabilities or obligations to Shareholders, and then to the Shareholders proportionately in accordance with the amount of Shares that they own. Assets may be distributed in-kind on a proportionate basis if the Board or liquidator determines that the distribution of assets in-kind would be in the interests of the Shareholders in facilitating an orderly liquidation.

REPORTS TO SHAREHOLDERS

The Fund will furnish to Shareholders as soon as practicable after the end of each of its taxable years such information as is necessary for them to complete U.S. federal and state income tax or information returns, along with any other tax information required by law. The Fund anticipates providing Shareholders with an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Shareholders also will be provided with reports regarding the Fund’s operations each quarter.

FISCAL YEAR

For accounting purposes, the Fund’s fiscal year is the 12-month period ending on December 31. The Fund’s taxable year will be the 12-month period ending on December 31.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL

The Board has selected Cohen & Company Ltd., 191 N Wacker Dr., Suite 2125, Chicago, IL 60606, as the Fund’s independent registered public accounting firm.

Dechert LLP, 1900 K Street, NW, Washington, DC 20006, serves as counsel to the Fund and the Investment Adviser.

INQUIRIES

Inquiries concerning the Fund and Shares (including procedures for purchasing Shares) should be directed to the Fund’s Administrator, UMB Fund Services, Inc. at 888-884-8810.

Sound Point Alternative Income Fund
c/o UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212
888-884-8810

Investment Adviser
Skypoint Capital Advisors, LLC
One Glenlake Parkway, Suite 1045
Atlanta, GA 30328

Investment Sub-Adviser
Sound Point Capital Management, LP
375 Park Avenue, 34th Floor

New York, NY 10152

Transfer Agent/Administrator
UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212

Custodian Bank
UMB Bank, n.a.
1010 Grand Boulevard
Kansas City, MO 64106

Distributor
Distribution Services, LLC
190 Middle Street, Suite 301

Portland, ME 04101

Fund Counsel
Dechert LLP
1900 K Street, NW

Washington, DC 20006

Independent Registered Public Accounting Firm

Cohen & Company Ltd.

191 N Wacker Dr., Suite 2125

Chicago, IL 60606

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion, March 11, 2026

SOUND POINT ALTERNATIVE INCOME FUND

STATEMENT OF ADDITIONAL INFORMATION

Class I Shares (Ticker Symbol: SAFTX)

Class Y Shares (Ticker Symbol: SAFDX)

Class A Shares (Ticker Symbol: SAFNX)

Dated [     ], 2026

1 Glenlake Parkway, Suite 1045

Atlanta, GA 30328

844-626-4428

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus (the “Prospectus”) of Sound Point Alternative Income Fund (the “Fund”) dated [                 ], 2026, and as it may be amended or supplemented from time to time. This SAI is incorporated by reference in its entirety into the Prospectus. A copy of the Prospectus may be obtained without charge by contacting the Fund at the telephone number or address set forth above.

This SAI is not an offer to sell shares of beneficial interest (“Shares”) of the Fund and is not soliciting an offer to buy Shares in any state where the offer or sale is not permitted.

Capitalized terms not otherwise defined herein have the same meaning set forth in the Prospectus.

Shares are distributed by Distribution Services, LLC (the “Distributor”) to institutions and financial intermediaries that may distribute Shares to clients and customers (including affiliates and correspondents) of the Fund’s investment adviser, Skypoint Capital Advisors, LLC (the “Investment Adviser”), and to clients and customers of other organizations. The Fund’s Prospectus provides basic information investors should know before investing. This SAI is intended to provide additional information regarding the activities and operations of the Fund and should be read in conjunction with the Prospectus.

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GENERAL INFORMATION

Sound Point Alternative Income Fund (the “Fund”) is a newly organized Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company.

INVESTMENT POLICIES AND PRACTICES

The investment objective of the Fund, as well as the principal investment strategies of the Fund and the principal risks associated with such investment strategies, are set forth in the Prospectus. Certain additional information regarding the investment program of the Fund is set forth below.

FUNDAMENTAL POLICIES

The Fund’s fundamental policies, which are listed below, may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund. At the present time, the Shares are the only outstanding voting securities of the Fund. As defined by the Investment Company Act, the vote of a “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of the Shareholders of the Fund (“Shareholders”), duly called, (i) of 67% or more of the Shares represented at such meeting, if the holders of more than 50% of the outstanding Shares are present in person or represented by proxy or (ii) of more than 50% of the outstanding Shares, whichever is less. No other policy is a fundamental policy of the Fund, except as expressly stated. Within the limits of the fundamental policies of the Fund, the management of the Fund has reserved freedom of action. The Fund may not:

(1)	Issue any senior security, except to the extent permitted by Section 18 of the Investment Company Act, as interpreted, modified, or otherwise permitted by the Securities and Exchange Commission (the “SEC”) or any other applicable authority.

(2)	Borrow money, except to the extent permitted by Section 18 of the Investment Company Act, as interpreted, modified, or otherwise permitted by the SEC or any other applicable authority. This investment restriction does not apply to borrowings from affiliated investment companies or other affiliated persons of the Fund to the extent permitted by the Investment Company Act, the SEC or any other applicable authority.

(3)	Underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of its portfolio securities.

(4)	Make loans, except through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase agreements in a manner consistent with the investment policies of the Fund, or as otherwise permitted under the Investment Company Act. This investment restriction does not apply to loans to affiliated investment companies or other affiliated persons of the Fund to the extent permitted by the Investment Company Act, the SEC or any other applicable authority.

(5)	Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, including, without limitation, mortgage-related securities, or that are issued by companies or partnerships that invest or deal in real estate or real estate investment trusts, and may hold and dispose of real estate acquired by the Fund as a result of the ownership of securities or other permitted investments.

(6)	Invest in commodities and commodity contracts, except that the Fund (i) may purchase and sell non-U.S. currencies, options, swaps, futures and forward contracts, including those related to indexes, options and options on indexes, as well as other financial instruments and contracts that are commodities or commodity contracts, (ii) may also purchase or sell commodities if acquired as a result of ownership of securities or other instruments, (iii) may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts, and (iv) may make such investments as otherwise permitted by the Investment Company Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

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(7)	Concentrate investments in a particular industry or group of industries, as concentration is defined under the Investment Company Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that the Fund may invest without limitation in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities or tax-exempt obligations of state or municipal governments and their political subdivisions.

In addition, the Fund has adopted a fundamental policy that it will make quarterly repurchase offers pursuant to Rule 23c-3 of the Investment Company Act, as such rule may be amended from time to time, for between 5% and 25% of the Shares outstanding at net asset value (“NAV”), unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (as defined in the Prospectus), or the next business day if the 14th day is not a business day.

With respect to these investment restrictions and other policies described in this SAI or the Prospectus, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. The Fund’s investment policies and restrictions will apply to investments made by the Fund directly (or any account consisting solely of the Fund’s assets).

The following descriptions of the Investment Company Act may assist investors in understanding the above policies and restrictions.

Borrowing. The Investment Company Act restricts an investment company from borrowing in excess of 33⅓% of its total assets (including the amount borrowed, but excluding temporary borrowings not in excess of 5% of its total assets). Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a “senior security” within the meaning of Section 18(f) of the Investment Company Act shall not be regarded as borrowings for the purposes of the Fund’s investment restriction.

Concentration. The SEC staff has defined concentration as investing 25% or more of an investment company’s total assets in any particular industry or group of industries, with certain exceptions such as with respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. For purposes of the Fund’s concentration policy, the Fund may classify and re-classify companies in a particular industry and define and re-define industries in any reasonable manner, consistent with SEC guidance. The Fund will consider holdings of other investment companies, as well as the companies in whose loans it invests in connection with its Private Credit Strategy (e.g., assed-based loans and Specialty Finance), for the purposes of determining the Fund's compliance with its concentration policy, to the extent the Fund has sufficient information about such investments after making a reasonable effort to obtain current information about the investments of underlying companies.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The Investment Company Act generally prohibits funds from issuing senior securities unless the issuance thereof is consistent with Rule 18f-4 under the Investment Company Act, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

The fundamental investment policies set forth above restrict the ability of the Fund to engage in certain practices and purchase securities and other instruments other than as permitted by, or consistent with, applicable law, including the Investment Company Act. Relevant limitations of the Investment Company Act as they presently exist are described above. These limitations are based either on the Investment Company Act itself, the rules and regulations thereunder or applicable orders of the SEC. In addition, interpretations and guidance provided by the SEC staff may be taken into account to determine if a certain practice or the purchase of securities or other instruments is permitted by the Investment Company Act, the rules and regulations thereunder or applicable orders of the SEC. As a result, the foregoing fundamental policies may be interpreted differently over time as the statutes, rules, regulations or orders (or, if applicable, interpretations) that relate to the meaning and effect of these policies change, and no vote of Shareholders, as applicable, will be required or sought.

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NON-FUNDAMENTAL POLICIES

THE FUND MAY CHANGE ITS INVESTMENT OBJECTIVE, POLICIES, RESTRICTIONS, STRATEGIES, AND TECHNIQUES.

As discussed in the Prospectus, the Fund’s investment objectives are to generate current income and provide attractive risk-adjusted returns across varying market cycles. The Fund intends to seek its investment objective through a portfolio of Alternative Income Investments (as defined in the Prospectus). The Fund’s investment objective and investment strategies (except as indicated below) are not fundamental policies of the Fund and may be changed by the Board of Trustees of the Fund (“Board”) without the vote of a majority of the Fund’s outstanding Shares (as defined by the Investment Company Act). Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in “alternative income-producing credit and income instruments.” The Fund will provide Shareholders with at least 60 days’ notice prior to changing this 80% policy.

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF THE FUND AND RELATED RISKS

The following information supplements the discussion of the Fund’s investment policies and techniques in the Prospectus.

Warrants and Rights

Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities.

Cash Equivalents and Short-Term Debt Securities

For temporary defensive purposes, the Fund may invest up to 100% of its assets in cash equivalents and short-term debt securities. Short-term debt securities are defined to include, without limitation, the following:

(1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association, the securities of which are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and Tennessee Valley Authority, the securities of which are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, the securities of which are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, the securities of which are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate. The economic crisis in the United States during 2008 and 2009 negatively impacted government-sponsored entities. As the real estate market deteriorated through declining home prices and increasing foreclosure, government-sponsored entities, which back the majority of U.S. mortgages, experienced extreme volatility, and in some cases, a lack of liquidity. Sound Point Capital Management, LP (the “Sub-Adviser”) monitors market developments and seeks to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

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(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

(3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Sub-Adviser will monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Sub-Adviser will do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Sub-Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Derivatives

Options. The Fund may purchase put and call options on currencies or securities. A put option gives the purchaser the right to compel the writer of the option to purchase from the option holder an underlying currency or security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying currency or security covered by the option or its equivalent from the writer of the option at the stated exercise price.

As a holder of a put option, the Fund will have the right to sell the currencies or securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the currencies or securities underlying the option, in each case at their exercise price at any time prior to the option’s expiration date. The Fund may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires.

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Certain Considerations Regarding Options. The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Some, but not all, of the Fund’s options may be traded and listed on an exchange. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Futures Contracts. The Fund may enter into futures contracts on broad-based securities indices as an anticipatory hedge. The Fund’s derivative investments may include sales of futures as an offset against the effect of expected declines in securities prices and purchases of futures as an offset against the effect of expected increases in securities prices. The price at which the contract trades (the “contract price”) is determined by relative buying and selling interest on a regulated exchange.

Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. To enter into a futures contract, the Fund must deposit funds with its futures commission merchant equal to a specified percentage of the current market value of the contract as a performance bond. Moreover, all futures contracts are marked-to-market at least daily, usually after the close of trading. At that time, the account of each buyer and seller reflects the amount of any gain or loss on the futures contract based on the contract price established at the end of the day for settlement purposes.

An open position, either a long (i.e., purchased) or short (i.e., sold) position, is closed or liquidated by entering into an offsetting transaction (i.e., an equal and opposite transaction to the one that opened the position) prior to the contract expiration. Traditionally, most futures contracts are liquidated prior to expiration through an offsetting transaction and, thus, holders do not incur a settlement obligation. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. However, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract and the Fund may not be able to realize a gain in the value of its future position or prevent losses from mounting. This inability to liquidate could occur, for example, if trading is halted due to unusual trading activity in either the futures contract o the components of the underlying index; if systems failures occur on an exchange or at the firm carrying the position; or, if the position is on an illiquid market. Even if the Fund can liquidate its position, it may be forced to do so at a price that involves a large loss.

Under certain market conditions, it may also be difficult or impossible to manage the risk from open futures positions by entering into an equivalent but opposite position in another contract month, on another market or in the components of the underlying index. This inability to take positions to limit the risk could occur, for example, if trading is halted across markets due to unusual trading activity in the futures contract or the components of the underlying index.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund’s NAV. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Futures contracts that are not liquidated prior to expiration must be settled in accordance with the terms of the contract.

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Depending on the terms of the contract, many futures contracts are settled through cash settlement. In this case, the underlying securities are not delivered. Instead, any positions in such futures contracts that are open at the end of the last trading day are settled through a final cash payment based on a final settlement price determined by the exchange or clearing organization. Once this payment is made, neither party has any further obligations on the contract.

As noted above, margin is the amount of funds that must be deposited by the Fund to initiate futures trading and to maintain the Fund’s open positions in futures contracts. A margin deposit is intended to ensure the Fund’s performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded and may be significantly modified from time to time by the exchange during the term of the futures contract.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily NAV, the Fund will mark to market the current value of its open futures contracts. The Fund expects to earn interest income on its margin deposits.

Because of the low margin deposits required, futures contracts trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss or gain to the investor. For example, if at the time of purchase 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the account were then closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

In addition to the foregoing, imperfect correlation between futures contracts and the components of the underlying indices may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Under certain market conditions, the prices of futures contracts may not maintain their customary or anticipated relationships to the prices of the underlying index. These pricing disparities could occur, for example, when the market for the futures contract is illiquid, when the primary market for the components of the underlying index is closed or when the reporting of transactions in the components of the underlying index has been delayed.

In addition, the value of a position in futures contracts could be affected if trading is halted in either the futures contract or the components of the underlying index. In certain circumstances, regulated exchanges are required by law to halt trading in futures contracts. For example, trading on a particular futures contract must be halted if trading is halted on the listed market for the components of the underlying index as a result of pending news, regulatory concerns or market volatility. In addition, regulated exchanges are required to halt trading in all futures contracts for a specified period of time when the S&P 500 Index experiences one-day declines of 7%, 13% and 20%. The applicability of these circuit breakers varies depending on the particular trading hour. The regulated exchanges may also have discretion under their rules to halt trading in other circumstances, such as when the exchange determines that the halt would be advisable in maintaining a fair and orderly market.

A trading halt, either by a regulated exchange that trades futures or an exchange trading the components of the underlying index, could prevent the Fund from liquidating a position in futures contracts in a timely manner, which could expose the Fund to a loss.

Each regulated exchange trading a futures contract may also open and close for trading at different times than other regulated exchanges trading futures contracts or markets trading the components of the underlying indices. Trading in futures contracts prior to the opening or after the close of the primary market for the components of the underlying index may be less liquid than trading during regular market hours. Various exchanges and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

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Swap Agreements. The Fund may enter into swap agreements. In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Some swaps are structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates. Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty and exchange-traded. Certain standardized swaps, including certain credit default swaps, are subject to mandatory clearing and exchange-trading, and more are expected to be in the future. Certain risks are reduced (but not eliminated) if a fund invests in cleared swaps, and liquidity is intended to be increased by exchange-trading. The counterparty risk for cleared derivatives is generally lower than for uncleared derivatives, but cleared contracts are not risk-free.

Swap agreements may increase or decrease the overall volatility of the Fund’s investments and the price of Fund Shares. The performance of swap agreements may be affected by a change in the specific interest rate, currency or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by or insolvency of one of the parties and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, it is possible that the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses.

The use of swaps can cause the Fund to be subject to additional regulatory requirements, which may generate additional Fund expenses. Regulatory requirements may also apply to the Fund’s swap counterparties, which in turn may increase the cost to the Fund of engaging in swap activity with such counterparties.

The Fund monitors any swaps with a view towards ensuring that the Fund remains in compliance with all applicable regulatory, investment and tax requirements.

Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a security, security index or basket of securities in return for a specified interest rate. By entering into an equity index swap, the index receiver can gain exposure to securities making up the index of securities without actually purchasing those securities. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the interest that the Fund will be committed to pay under the swap.

Derivatives Regulatory Matters. The Adviser with respect to the Fund has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the U.S. Commodity Futures Trading Commission (the “CFTC”) and the National Futures Association (the “NFA”), which regulate trading in the commodity interest trading markets. Pursuant to CFTC Regulation 4.5, the Adviser is not subject to regulation as a commodity pool operator with respect to the Fund under the CEA. If the Adviser or the Fund becomes subject to these requirements, as well as related NFA rules, the Fund may incur additional compliance and other expenses.

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The Fund is required to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions if the Fund has elected to treat them as borrowings) subject to a limit on notional derivatives exposure as a limited derivatives user or subject to value-at-risk (“VaR”) leverage limits and certain derivatives risk management program and reporting requirements. Such requirements may limit the ability of the Fund to invest in derivatives, short sales and similar financing transactions, limit the Fund’s ability to employ certain strategies that use these instruments and/or adversely affect the Fund’s efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objectives.

Rule 18f-4 under the 1940 Act regulates and, in some cases limits, the use of derivatives, reverse repurchase agreements, and certain other transactions by funds registered under the 1940 Act. Unless the Fund qualifies as a “limited derivatives user” as defined in Rule 18f-4, the rule requires the Fund to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits and reporting requirements, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding the Fund’s derivatives positions. If the Fund qualifies as a limited derivatives user, Rule 18f-4 would require the Fund to have policies and procedures to manage the Fund’s aggregate derivatives risk and limit the Fund’s derivatives exposure. Under the rule, when the Fund trades reverse repurchase agreements or similar financing transactions, the Fund needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. These requirements could have an impact on the Fund, including a potential increase in cost to enter into derivatives transactions and may require the Fund to alter, perhaps materially, the Fund’s use of derivatives.

Short Selling

The Sub-Adviser may engage in short selling. Short selling involves selling securities that are not owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows an investor to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, as the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. For these reasons, short selling is considered a speculative investment practice.

The Fund may also effect short sales “against the box.” These transactions involve selling short securities that are owned (or that the Fund has the right to obtain). To the extent that the Fund enters into a short sale against the box, it will set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against the box.

OTHER POTENTIAL RISKS AND ADDITIONAL INVESTMENT INFORMATION

Counterparty Insolvency

The Fund’s assets may be held in one or more funds maintained for the Fund by counterparties, including their prime brokers. There is a risk that any of such counterparties could become insolvent. The insolvency of such counterparties is likely to impair the operational capabilities or the assets of the Fund.

In addition, the Fund may use counterparties located in various jurisdictions outside the United States. Such local counterparties are subject to various laws and regulations in various jurisdictions that are designed to protect their customers in the event of their insolvency. However, the practical effect of these laws and their application to the Fund’s assets are subject to substantial limitations and uncertainties. Because of the large number of entities and jurisdictions involved and the range of possible factual scenarios involving the insolvency of a counterparty, it is impossible to generalize about the effect of their insolvency on the Fund. The insolvency of any counterparty would result in a loss to the Fund, which could be material.

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Payment in Kind for Repurchased Shares

The Fund does not expect to distribute securities as payment for repurchased Shares except in unusual circumstances, such as in the unlikely event that making a cash payment would result in a material adverse effect on the Fund or on Shareholders not requesting that their Shares be repurchased. In the event that the Fund makes such a distribution of securities as payment for Shares, Shareholders will bear any risks of the distributed securities and may be required to pay a brokerage commission or other costs to dispose of such securities.

Financial Failure of Intermediaries

There is always the possibility that the institutions, including brokerage firms and banks, with which the Fund does business, or to which securities have been entrusted for custodial purposes, will encounter financial difficulties that may impair their operational capabilities or result in losses to the Fund.

BOARD OF TRUSTEES AND OFFICERS

The business operations of the Fund are managed and supervised under the direction of the Board, subject to the laws of the State of Delaware and the Fund’s Amended and Restated Agreement and Declaration of Trust. The Board has overall responsibility for the management and supervision of the business affairs of the Fund on behalf of its Shareholders, including the authority to establish policies regarding the management, conduct and operation of its business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The officers of the Fund conduct and supervise the daily business operations of the Fund.

The members of the Board (each, a “Trustee”) are not required to contribute to the capital of the Fund or to hold Shares. A majority of Trustees of the Board are not “interested persons” (as defined in the Investment Company Act) of the Fund (collectively, the “Independent Trustees”). Any Trustee who is not an Independent Trustee is an interested trustee (“Interested Trustee”).

The Trustees serve on the Board for terms of indefinite duration. A Trustee’s position in that capacity will terminate if the Trustee is removed or resigns or, among other events, upon the Trustee’s death, incapacity, retirement or bankruptcy. A Trustee may resign upon written notice to the other Trustees of the Fund, and may be removed either by (i) the vote of at least two-thirds of the Trustees of the Fund not subject to the removal vote or (ii) the vote of Shareholders of the Fund holding not less than two-thirds of the total number of votes eligible to be cast by all Shareholders of the Fund. In the event of any vacancy in the position of a Trustee, the remaining Trustees of the Fund may appoint an individual to serve as a Trustee so long as immediately after the appointment at least two-thirds of the Trustees of the Fund then serving have been elected by the Shareholders of the Fund. The Board may call a meeting of the Fund’s Shareholders to fill any vacancy in the position of a Trustee of the Fund, and must do so if the Trustees who were elected by the Shareholders of the Fund cease to constitute a majority of the Trustees then serving on the Board.

The identity of Trustees of the Board and officers of the Fund, and their brief biographical information, including their addresses, their year of birth and descriptions of their principal occupations during the past five years is set forth below.

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INDEPENDENT TRUSTEES

Name, Address and Year of Birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen	Other Directorships Held by Trustees
James Michael Fields (1973) c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Independent Consultant, (June 2023 – Present); and Chief Operating Officer, The Strategic Group (2017 – May 2023).	1	Trustee, Callodine Specialty Income Fund (since 2024); Trustee, Aether Infrastructure & Natural Resources Fund (since 2024); Trustee, Equi Multi-Strategy Fund (since 2023); Trustee, Redwood Real Estate Income Fund (since 2023); Trustee, Constitution Capital Access Fund (since 2022).

Lawrence Hirsh (1962) c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Senior Advisor and Managing Director, Alvarez & Marsal (professional services firm)(2002 – 2020).	1	Mondee (travel industry consolidator) (2022 – present); and Verano (consumer products manufacturer and retailer) (2022 – present).

Kevin Andrew Simonoff (1973) c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	President & Chief Executive Officer, Voya Funds (2023 – 2024); Chief Strategy & Transformation Officer, Voya Investment Management (2023 – 2024); Managing Director, Head of Business Management, Voya Investment Management (2019 – 2022).	1	Director, University of Virginia McIntire School of Commerce Alumni Advisory Board (since 2024); Director, Voya Investment Management (UK) Ltd and Voya Investment Management Services (UK) Ltd (2018 –2023).

* The fund complex consists of the Fund and Felicitas Private Markets Fund.

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INTERESTED TRUSTEES AND OFFICERS

Name, Address and Year of Birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
Brian Smith (1967) c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee and Chief Executive Officer	Since Inception	Chief Executive Officer, Skypoint Capital Partners, LLC (since October 2019).	2	N/A
Madeline Arment (1989) c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Treasurer	Since Inception	Director, PINE Advisors LLC (since 2022); Fund Controller, ALPS Fund Services, Inc., (2018 - 2022).	2	N/A
Carlene Pollock (1967) c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Assistant Treasurer	Since Inception	Associate Director of PFO Services at PINE Advisor Solutions (since 2025); Director and CFO Barings Funds Trust (2016 to 2021).	N/A	N/A
Charles Black (1979) c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chief Compliance Officer	Since Inception	Managing Director and Head of Compliance Services (2023 - Present), Vice President and Head of Compliance Services (2021 - 2023) and Director of Compliance Services (2019 - 2021) at CCO Technology, LLC (d/b/a Joot); Senior Compliance Officer, Ultimus Fund Solutions, LLC (2015 - 2019); Chief Compliance Officer, Ultimus Managers Trust (2016 - 2019).	N/A	N/A

Dory Black (1975) c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Secretary	Since Inception	Chief Legal Officer at Momnt (2023 – 2024); General Counsel and Secretary at Angel Oak Companies (2018 - 2023).	N/A	N/A

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The Board believes that each of the Trustees’ experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes common to all Trustees is the ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Investment Adviser, the Sub-Adviser, the Fund’s other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s business, consulting, and public service; experience as a board member of non-profit entities or other organizations; education or professional training; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee. Mr. Fields has been a Trustee since the Fund’s inception. He has more than 19 years of experience in the financial services industry. Mr. Hirsh has been a Trustee since the Fund’s inception. He has more than 41 years of experience in the operating company and financial services industry. Mr. Simonoff has been a Trustee since the Fund’s inception. He has more than 30 years of experience in the financial services industry. Mr. Smith has been a Trustee since the Fund’s inception. He has more than 35 years of experience in the financial services industry.

Specific details regarding each Trustee’s principal occupations during the past five years are included in the table above.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Board. The Fund has engaged the Investment Adviser and Sub-Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Investment Adviser, Sub-Adviser, and other service providers in the operations of the Fund in accordance with the provisions of the Investment Company Act, applicable provisions of state and other laws and the Fund’s Amended and Restated Agreement and Declaration of Trust. The Board is currently composed of four members, three of whom are Independent Trustees. The Board will meet in-person at regularly scheduled meetings four times each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established an Audit Committee and a Nominating Committee, and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.

The Board has appointed James Michael Fields, an Independent Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as liaison with the Investment Adviser, Sub-Adviser, other service providers, counsel and other Trustees generally between meetings. The Chairman serves as a key point person for dealings between management and the Trustees. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Investment Adviser, Sub-Adviser, and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs. The Investment Adviser, Sub-Adviser, and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of the Investment Adviser, Sub-Adviser, and other service providers has its own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board requires senior officers of the Fund, including the President, Treasurer and Chief Compliance Officer (“CCO”), the Investment Adviser, and Sub-Adviser to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Board and the Audit Committee also receive regular reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. The Board also receives reports from certain of the Fund’s other primary service providers on a periodic or regular basis, including the Fund’s custodian, distributor and administrator. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

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Committees of the Board of Trustees

Audit Committee

The Board has formed an Audit Committee that is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of those financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board. In performing its responsibilities, the Audit Committee will select and recommend annually to the entire Board a firm of independent certified public accountants to audit the books and records of the Fund for the ensuing year, and will review with the firm the scope and results of each audit. The Audit Committee currently consists of each of the Fund’s Independent Trustees. As the Fund is recently organized, the Audit Committee did not hold any meetings during the last fiscal year.

Nominating Committee

The Board has formed a Nominating Committee that is responsible for selecting and nominating persons to serve as Trustees of the Fund. The Nominating Committee is responsible for both nominating candidates to be appointed by the Board to fill vacancies and for nominating candidates to be presented to Shareholders for election. In performing its responsibilities, the Nominating Committee will consider candidates recommended by management of the Fund and by Shareholders and evaluate them both in a similar manner, as long as the recommendation submitted by a Shareholder includes at a minimum: the name, address and telephone number of the recommending Shareholder and information concerning the Shareholder’s interests in the Fund in sufficient detail to establish that the Shareholder held Shares on the relevant record date; and the name, address and telephone number of the recommended nominee and information concerning the recommended nominee’s education, professional experience, and other information that might assist the Nominating Committee in evaluating the recommended nominee’s qualifications to serve as a trustee. The Nominating Committee may solicit candidates to serve as trustees from any source it deems appropriate. With the Board’s prior approval, the Nominating Committee may employ and compensate counsel, consultants or advisers to assist it in discharging its responsibilities. The Nominating Committee currently consists of each of the Fund’s Independent Trustees. As the Fund is recently organized, the Nominating Committee did not hold any meetings during the last fiscal year.

Trustee and Officer Ownership of Securities

As the Fund is recently organized as of the date of the SAI, none of the Trustees owns Shares of the Fund.

As the Fund is recently organized as of the date of this SAI, none of the Trustees and officers of the Fund as a group owned Shares of the Fund.

Independent Trustee Ownership of Securities

As the Fund is recently organized, none of the Independent Trustees (or their immediate family members) owned beneficially or of record securities of the Investment Adviser or the Distributor, or of an entity (other than a registered investment company) controlling, controlled by or under common control with the Investment Adviser or the Distributor.

Trustee Compensation

In consideration of the services rendered by the Independent Trustees, the Fund will pay each Independent Trustee a retainer of $25,000 per fiscal year. In addition, each chair of a committee will receive an additional $5,000 annually.

As the Fund is recently organized, none of the Trustees received any compensation from the Fund during the most recently completed fiscal year.

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Shareholder Communications

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Trustees) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Trustees) and by sending the communication to the Fund’s office at c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212. Other Shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

CODES OF ETHICS

The Fund, Investment Adviser, Sub-Adviser and Distributor have each adopted a code of ethics pursuant to Rule 17j-1 of the Investment Company Act, which is designed to prevent affiliated persons of the Fund, Investment Adviser, Sub-Adviser and Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund. The codes of ethics permit persons subject to them to invest in securities, including securities that may be held or purchased by the Fund, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

The codes of ethics of the Investment Adviser and Sub-Adviser are included as exhibits to the Fund’s registration statement filed with the SEC and are available on the EDGAR database on the SEC’s website at https://www.sec.gov, and may also be obtained after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Investment Adviser

Skypoint Capital Advisors, LLC serves as the investment adviser to the Fund and is responsible for determining and implementing the Fund’s overall investment strategy and for the day-to-day management of the Fund’s portfolio, including selection and oversight of the Sub-Adviser and the Fund’s other service providers, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services. The Investment Adviser is a Delaware limited liability company. The Investment Adviser is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Subject to the general supervision of the Board, and in accordance with the investment objective, policies, and restrictions of the Fund, the Investment Adviser is responsible for the management and operation of the Fund and the investment of the Fund’s assets. The Investment Adviser provides such services to the Fund pursuant to the Investment Management Agreement (the “Investment Management Agreement”).

The Investment Management Agreement became effective as of November 18, 2025 and will continue in effect for an initial two-year term. Thereafter, the Investment Management Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund or a majority of the Board, and (ii) the vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval. A discussion regarding the basis for the Board’s approval of the Investment Management Agreement will be available in the Fund’s first annual or semi-annual report to Shareholders.

Pursuant the Investment Management Agreement, and in consideration of the advisory and other services provided by the Investment Adviser to the Fund, the Investment Adviser is entitled to a fee from the Fund (the “Investment Management Fee”).

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Investment Management Fee

The Fund pays to the Investment Adviser the Investment Management Fee in consideration of the advisory and other services provided by the Investment Adviser to the Fund. Pursuant to the Investment Management Agreement, the Fund pays the Investment Adviser an annual rate of 1.30%, payable monthly in arrears, based upon the Fund’s average daily Managed Assets. “Managed Assets” means the gross assets of the Fund (including assets purchased with leverage and any assets attributable to any Preferred Shares or to indebtedness) minus the Fund’s liabilities other than liabilities relating to indebtedness. The Management Fee percentage calculation assumes the use of leverage by the Fund. The Investment Management Fee will be paid to the Investment Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders. NAV means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund; provided that for purposes of determining the Investment Management Fee payable to the Investment Adviser for any month, NAV will be calculated prior to any reduction for any fees and expenses of the Fund for that month, including, without limitation, the Investment Management Fee payable to the Investment Adviser for that month.

The Investment Adviser has entered into a fee waiver agreement whereby the Investment Adviser will waive its entire Investment Management Fee with respect to the Fund until [ ], 2027 (a period of twelve months from the effective date of this registration statement, subject to any extension thereto agreed upon mutually by the Investment Adviser and the Fund). The Investment Adviser may reduce the amount of the waiver in the amount of any organizational and related expenses paid by the Investment Adviser with respect to the Fund. The Investment Adviser may not recoup fees waived under the agreement.

The Investment Sub-Adviser

Sound Point Capital Management, LP serves as the investment sub-adviser to the Fund and handles the Fund’s portfolio management, subject to oversight from the Investment Adviser. The Sub-Adviser is a Delaware limited partnership. The Sub-Adviser is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Under the terms of the Sub-advisory Agreement, the Sub-Adviser is responsible for managing the investment and reinvestment of the assets of the fund, subject to the supervision and control of the Board and the Investment Adviser. The Sub-Adviser provides such services to the Fund pursuant to the Investment Sub-Advisory Agreement (the “Investment Sub-Advisory Agreement”).

The Investment Sub-Advisory Agreement became effective as of November 18, 2025 and will continue in effect for an initial two-year term. Thereafter, the Investment Sub-Advisory Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund or a majority of the Board, or (ii) the vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval. A discussion regarding the basis for the Board’s approval of the Investment Sub-Advisory Agreement will be available in the Fund’s first annual or semi-annual report to Shareholders.

Investment Sub-Advisory Fee

Pursuant to the Sub-Advisory Agreement, the Investment Adviser pays the Sub-Adviser a quarterly sub-advisory fee equal to 60% of the Net Management Fee received by the Investment Adviser. The “Net Management Fee” means the gross management fee (as defined by the Investment Management Agreement) paid by the Fund to the Investment Adviser for the period being measured, minus the amount of any fee waiver or expense reimbursement paid by or due from the Investment Adviser to the Fund or any service provider to the Fund (including without limitation shareholder service fees and platform fees and expenses paid by the Fund or the Investment Adviser) under an expense limitation agreement, expense cap arrangement, or other similar agreement.

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Expense Limitation and Reimbursement Agreement

The Investment Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund in respect of each of Class I Shares, Class Y Shares, and Class A Shares, whereby the Investment Adviser has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses ((excluding any front-end or contingent deferred loads, distribution fees pursuant to Rule 12b-1 Plans, shareholder service fees under the Fund’s Distribution and Shareholder Service Plan, taxes, leverage interest, brokerage commissions, fees and other expenses associated with financing facilities, borrowing expenses such as dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization after commencement of Fund operations, and extraordinary expenses, such as litigation expenses) do not exceed 2.25% of the average daily net assets (the “Expense Limit”) of Class I Shares, Class Y Shares, and Class A Shares, respectively. Because taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, fees and other expenses associated with financing facilities, expenses incurred in connection with any merger or reorganization after commencement of Fund operations, any distribution and/or shareholder servicing fees paid under the Fund’s Distribution and Shareholder Service Plan or the Fund’s Rule 12b-1 Plan and extraordinary expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) are expected to exceed 2.25% of Class I Shares, Class Y Shares, and Class A Shares, respectively. The Expense Limitation and Reimbursement may not be terminated before [ ], 2027 and thereafter may be terminated by the Fund or the Investment Adviser upon 30 days’ written notice. For a period not to exceed three years from the date on which a Waiver is made, the Investment Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit in effect at the time of the Waiver and the Expense Limit at the time of the recoupment.

The Portfolio Managers

The personnel of the Sub-Adviser who will have primary responsibility for the day-to-day management of the Fund’s portfolio (the “Portfolio Managers”) are Gunther Stein, Jane Lawrence, and Tom Newberry.

Other Accounts Managed by the Portfolio Managers(1)

	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance
Gunther Stein	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	59	$22,805,807,095	59	$22,805,807,095
	Other Accounts:	0	$0	0	$0
Jane Lawrence	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	19	$7,236,476,455	19	$7,236,476,455
	Other Accounts:	0	$0	0	$0
Tom Newberry	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	5	$1,551,158,011	5	$1,551,158,011
	Other Accounts:	5	$421,875,866	2	$386,373,914

(1)	As of November 30, 2025.

Conflicts of Interest

The Investment Adviser, Sub-Adviser, the Investment Committee, and Portfolio Managers may manage multiple funds and/or other accounts, and as a result may be presented with one or more of the following actual or potential conflicts:

The management of multiple funds and/or other accounts may result in the Investment Adviser, Sub-Adviser, Investment Committee or a Portfolio Manager devoting unequal time and attention to the management of each fund and/or other account. The Investment Adviser, Sub-Adviser, and Investment Committee seek to manage such competing interests for the time and attention of a Portfolio Manager by having the Portfolio Manager focus on a particular investment discipline. Most other accounts managed by a Portfolio Manager are managed using the same investment models that are used in connection with the management of the Fund.

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If the Investment Adviser, Sub-Adviser, Investment Committee or a Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Investment Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

Each of the Investment Adviser and Sub-Adviser has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation of the Portfolio Managers

Each of the portfolio managers receives a base salary and bonus, neither of which is directly tied to the performance of the Fund, and are eligible to avail themselves of the life insurance, medical and dental benefits offered to all employees of the Sub-Adviser and to participate in the Sub-Adviser’s 401(k) plan. Any salary and/or bonus received by the portfolio managers are tied to the overall performance of the Sub-Adviser’s overall business.

Portfolio Manager’s Ownership of Shares

Name of Portfolio Manager:	Aggregate Dollar Range of Shares Beneficially Owned by Portfolio Managers in the Fund(1)(2):
Gunther Stein	None
Jane Lawrence	None
Tom Newberry	None

(1)	As of September 30, 2025
(2)	Dollar ranges are as follows: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, $100,001–$500,000, $500,001–$1,000,000 or Over $1,000,000.

BROKERAGE

Since the Fund generally acquires and disposes of its investments in privately negotiated transactions, it infrequently uses brokers in the normal course of business.

Subject to policies established by the Fund’s Board, the Sub-Adviser is primarily responsible for the execution of any traded securities in the Fund’s portfolio and the Fund’s allocation of brokerage commissions. The Sub-Adviser does not expect to execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operations facilities of the firm and the firm’s risk and skill in positioning blocks of securities.

While the Sub-Adviser generally seeks reasonably competitive trade execution costs, the Fund will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Investment Adviser may select a broker based partly upon brokerage or research services provided to the Investment Adviser and the Fund and any other clients. In return for such services, the Fund may pay a higher commission than other brokers would charge if the Investment Adviser determines in good faith that such commission is reasonable in relation to the services provided.

Since the Fund is newly-organized, it did not pay brokerage commissions as of the date hereof.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL

Cohen & Company Ltd., 191 N Wacker Dr., Suite 2125, Chicago, IL 60606, has been selected as the independent registered public accountant for the Fund and in such capacity will audit the Fund’s annual financial statements and financial highlights.

Dechert LLP, 1900 K Street, NW, Washington, DC 20006, serves as counsel to the Fund and the Investment Adviser.

ADMINISTRATOR

The Fund has contracted with UMB Fund Services, Inc. (the “Administrator”) to provide it with certain administrative and accounting services.

CUSTODIAN

UMB Bank, n.a. (the “Custodian”), serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and non-U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) in accordance with the requirements of Section 17(f) of the Investment Company Act. Assets of the Fund are not held by the Investment Adviser, Sub-Adviser, or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. subcustodians in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 1010 Grand Blvd., Kansas City, MO 64106. The Custodian is an affiliate of UMB Fund Services, Inc., which serves as the Fund’s administrator.

DISTRIBUTOR

Distribution Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), is the distributor of Shares and is located at 190 Middle Street, Suite 301, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. Pursuant to the Distribution Agreement, the Distributor acts as the agent of the Fund in connection with the continuous offering of Shares of the Fund. The Distributor continually distributes Shares of the Fund on a commercially reasonable efforts basis. The Investment Adviser pays the Distributor out of its own resources a fee for certain distribution-related services. The Distributor has no obligation to sell any specific quantity of Shares. The Distributor and its officers have no role in determining the investment policies of the Fund.

ADDITIONAL PAYMENT TO FINANCIAL INTERMEDIARIES

The Investment Adviser, Sub-Adviser or its affiliates may from time to time make payments, out of their own resources, to certain financial intermediaries that sell Shares of the Fund to promote the sales and retention of Fund Shares by those firms and their customers. The amounts of these payments vary by intermediary. The level of payments that the Investment Adviser, Sub-Adviser or an affiliate is willing to provide to a particular intermediary may be affected by, among other factors, (i) the firm’s total assets or Fund Shares held in and recent net investments into the Fund, (ii) the value of the assets invested in the Fund by the intermediary’s customers, (iii) redemption rates, (iv) its ability to attract and retain assets, (v) the intermediary’s reputation in the industry, (vi) the level and/or type of marketing assistance and educational activities provided by the intermediary, (vii) the firm’s level of participation in the Fund’s sales and marketing programs, (viii) the firm’s compensation program for its registered representatives who sell Fund Shares and provide services to Fund Shareholders, and (ix) the asset class of the Fund for which these payments are provided. Such payments are generally asset-based but also may include the payment of a lump sum.

The Investment Adviser, Sub-Adviser and/or its affiliates may also make payments to certain intermediaries for certain administrative services and shareholder processing services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by the Investment Adviser, Sub-Adviser or an affiliate under this category of services may be charged back to the Fund, subject to approval by the Board.

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The Investment Adviser, Sub-Adviser and/or its affiliates may make payments, out of its own assets, to those firms as compensation and/or reimbursement for marketing support and/or program servicing to selected intermediaries that are registered as holders or dealers of record for accounts invested in the Fund or that make Fund Shares available through certain selected Fund no-transaction fee institutional platforms and fee-based wrap programs at certain financial intermediaries. Program servicing payments typically apply to employee benefit plans, such as retirement plans, or fee-based advisory programs but may apply to retail sales and assets in certain situations. The payments are based on such factors as the type and nature of services or support furnished by the intermediary and are generally asset-based. Services for which an intermediary receives marketing support payments may include, but are not limited to, business planning assistance, advertising, educating the intermediary’s personnel about the Fund in connection with shareholder financial planning needs, placement on the intermediary’s preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the intermediary. In addition, intermediaries may be compensated for enabling representatives of the Investment Adviser, Sub-Adviser and/or its affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other events sponsored by the intermediary. Services for which an intermediary receives program servicing payments typically include, but are not limited to, record keeping, reporting or transaction processing and shareholder communications and other account administration services, but may also include services rendered in connection with investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. An intermediary may perform program services itself or may arrange with a third party to perform program services. These payments, if any, are in addition to the service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the Fund out of Fund assets.

From time to time, the Investment Adviser, Sub-Adviser and/or its affiliates, at its expense, may provide other compensation to intermediaries that sell or arrange for the sale of Shares of the Fund, which may be in addition to marketing support and program servicing payments described above. For example, the Investment Adviser, Sub-Adviser and/or its affiliates may: (i) compensate intermediaries for National Securities Clearing Corporation networking system services (e.g., shareholder communication, account statements, trade confirmations and tax reporting) on an asset-based or per-account basis; (ii) compensate intermediaries for providing Fund shareholder trading information; (iii) make one-time or periodic payments to reimburse selected intermediaries for items such as ticket charges (i.e., fees that an intermediary charges its representatives for effecting transactions in Fund Shares) or exchange order, operational charges (e.g., fees that an intermediary charges for establishing the Fund on its trading system), and literature printing and/or distribution costs; (iv) at the direction of a retirement plan’s sponsor, reimburse or pay direct expenses of an employee benefit plan that would otherwise be payable by the plan; and (v) provide payments to broker-dealers to help defray their technology or infrastructure costs.

When not provided for in a marketing support or program servicing agreement, the Investment Adviser, Sub-Adviser and/or its affiliates may also pay intermediaries for enabling the Investment Adviser, Sub-Adviser and/or its affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other intermediary employees, client and investor events and other intermediary-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments may vary depending upon the nature of the event. The Investment Adviser, Sub-Adviser and/or its affiliates make payments for such events as it deems appropriate, subject to its internal guidelines and applicable law.

The Investment Adviser, Sub-Adviser and/or its affiliates occasionally sponsor due diligence meetings for registered representatives during which they receive updates on the Fund and are afforded the opportunity to speak with portfolio managers. Although invitations to these meetings are not conditioned on selling a specific number of Shares, those who have shown an interest in the Fund are more likely to be considered. To the extent permitted by their firm’s policies and procedures, all or a portion of registered representatives’ expenses in attending these meetings may be covered by the Investment Adviser, Sub-Adviser and/or its affiliates.

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The amounts of payments referenced above made by the Investment Adviser, Sub-Adviser and/or its affiliates could be significant and may create an incentive for an intermediary or its representatives to recommend or offer Shares of the Fund to its customers. The intermediary may elevate the prominence or profile of the Fund within the intermediary’s organization by, for example, placing the Fund on a list of preferred or recommended funds and/or granting the Investment Adviser, Sub-Adviser and/or its affiliates preferential or enhanced opportunities to promote the Fund in various ways within the intermediary’s organization. These payments are made pursuant to negotiated agreements with intermediaries. The payments do not change the price paid by investors for the purchase of a Share or the amount the Fund will receive as proceeds from such sales. Furthermore, many of these payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s Prospectus because they are not paid by the Fund. The types of payments described herein are not mutually exclusive, and a single intermediary may receive some or all types of payments as described.

Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Investors can ask their intermediaries for information about any payments they receive from the Investment Adviser, Sub-Adviser and/or its affiliates and the services it provides for those payments. Investors may wish to take intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund Shares.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Sub-Adviser. The Sub-Adviser will vote such proxies in accordance with its proxy voting policies and procedures. Copies of the Sub- Adviser’s proxy policies and procedures are included as Appendix A to this SAI. The Board will periodically review the Fund’s proxy voting record.

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. The Fund’s Form N-PX filing, once available, will be available: (i) without charge, upon request, by calling the Fund at 888-884-8810 or (ii) by visiting the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of the date of this SAI, there were no record or beneficial owners of 5% or more of the Fund. Shareholders who beneficially own more than 25% of the outstanding voting securities of the Fund may be deemed to be a “control person” of the Fund for purposes of the Investment Company Act. As of the date of this SAI, the Fund had not commenced investment operations and the only shares of the Fund were held by the Adviser or an affiliate.

FINANCIAL STATEMENTS

Appendix C to this SAI provides financial information regarding the Fund with respect to initial seed capital investment. The Fund will issue a complete set of financial statement on a semi-annual basis in accordance with generally accepted accounting principles. The Fund’s Annual and Semi-Annual Reports, once available, maybe be obtained (i) without charge, upon request, by calling the Fund at 888-884-8810 or (ii) by visiting the SEC’s website at www.sec.gov.

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APPENDIX A – PROXY VOTING POLICIES AND PROCEDURES

Sound Point Alternative Income Fund

PROXY VOTING POLICIES AND PROCEDURES

Effective: November 2025

PROXY VOTING POLICIES AND PROCEDURES

1.	PURPOSE; DELEGATION

The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Sound Point Alternative Income Fund (the “Fund” or “Trust”). The Board of Trustees of the Trust (the “Board”) believes that the Fund’s Sub-Adviser is in the best position to make individual voting decisions for such Fund. Therefore, subject to the oversight of the Board, the Sub-Adviser is hereby delegated the duty to make proxy voting decisions for such Fund, and to implement and undertake such other duties as set forth in, and consistent with, these Policies and Procedures.

2.	DEFINITIONS

Proxy. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management’s policies or strategies.

Proxy Manager. Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the Sub-Adviser to the Fund (each, an “Investment Adviser”) as being responsible for supervising and implementing these Policies and Procedures.

3.	POLICY FOR VOTING PROXIES RELATED TO EXCHANGE TRADED FUNDS AND OTHER INVESTMENT COMPANIES.

Pursuant to Section 12(d)(1)(E)(iii) of the Investment Company Act of 1940, all proxies from Exchange Traded Funds (“ETFs”) or other Investment Companies voted by a Fund, registered in the name of the Fund, will have the following voting instructions on the proxy form: “Vote these shares in the same proportion as the vote of all other holders of such shares. The beneficial owner of these shares is a registered investment company.”

4.	POLICY FOR VOTING PROXIES RELATED TO OTHER PORTFOLIO SECURITIES

Fiduciary Considerations. Proxies with respect to securities other than ETFs or other investment companies are voted solely in the interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

Management Recommendations. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight. The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company’s management, unless it is determined that supporting management’s position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company’s management should not be supported in any situation where it is found not to be in the best interests of the Trust’s shareholders.

5.	CONFLICTS OF INTEREST

The Trust recognizes that under certain circumstances an Investment Adviser may have a conflict of interest in voting proxies on behalf of a Fund. Such circumstances may include, but are not limited to, situations where an Investment Adviser or one or more of its affiliates, including officers, directors or employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of a Fund, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser’s business, and to bring any conflict of interest of which they become aware to the attention of the proxy manager. With respect to securities other than ETFs or other investment companies, the Investment Adviser shall not vote proxies relating to such issuers on behalf of a Fund until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Investment Adviser’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Trust’s Board of Trustees and follow the instructions of the Board or (ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Board. The proxy manager shall keep a record of all materiality decisions and report them to the Board.

6.	ROUTINE PROPOSALS

Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) with respect to securities other than ETFs or other investment companies should generally be voted in favor of management.

7.	PROXY MANAGER APPROVAL

Votes on non-routine matters and votes against a management’s recommendations with respect to securities other than ETFs or other investment companies are subject to approval by the proxy manager.

8.	PROXY VOTING PROCEDURES

Proxy voting will be conducted in compliance with the policies and practices described herein and is subject to the proxy manager’s supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Each Investment Adviser shall maintain records regarding the voting of proxies under these Policies and Procedures.

9.	FORM N-PX

A record of each proxy vote will be entered on Form N-PX. A copy of each Form N-PX will be signed by the President of the Trust. The Form is to be filed by August 31 each year. Each reporting period covered by the Form N-PX runs from July 1 to June 30. The Trust will disclose in its annual and semi-annual reports to shareholders and in its registration statement (in the SAI) filed with the SEC on or after August 31 that the Fund’s proxy voting record for the most recent twelve- month period ended June 30 is available without charge upon request and is also available on the SEC’s Website at www.sec.gov.

The Investment Adviser may also have an N-PX reporting obligation.

10.	INVESTMENT ADVISERS’ VOTING PROCEDURES

The Trust acknowledges that the Investment Adviser has adopted voting policies and procedures for their clients that have been delivered to the Trust. To the extent that the policies and procedures are consistent with these Policies and Procedures, the Investment Adviser may implement them with respect to voting proxies on behalf of the Fund managed by such Investment Adviser. However, the provisions of paragraph 5 of these Policies and Procedures relating to conflicts of interest shall supersede any comparable provisions of any Investment Adviser’s policies and procedures.

APPENDIX B – RATINGS OF INVESTMENTS DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” — A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” — A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” — A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” — A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” — A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” — A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings — S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

“NR” — This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” — Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term obligations.

“P-2” — Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term obligations.

“P-3” — Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations.

“NP” — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” — Is assigned to an unrated issuer.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.1 Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” — Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” — Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” — Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” — Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” — Securities possess high short-term default risk. Default is a real possibility.

“RD” — Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” — Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

“NR” — Is assigned to an unrated issue of a rated issuer.

The DBRS Morningstar® Ratings Limited (“DBRS Morningstar”) short-term obligation ratings provide DBRS Morningstar’s opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. The obligations rated in this category typically have a term of shorter than one year. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS Morningstar for commercial paper and short-term debt:

“R-1 (high)” — Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” — Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” — Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” — Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” — Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

[1]	A long-term rating can also be used to rate an issue with short maturity.

“R-2 (low)” — Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” — Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short- term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” — Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” — Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” — Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding-up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” — An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” — An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” — Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” — An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” — An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” — An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” — An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring

Plus (+) or minus (-) — The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR” — This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Ratings — S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of eleven months or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” — Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk. “Aa” — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” — Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” — Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” — Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk. “B” — Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” — Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” — Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” — Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR” — Is assigned to unrated obligations.

The following summarizes long-term ratings used by Fitch:

“AAA” — Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” — Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” — Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” — Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” — Securities considered to be speculative. “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” — Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present “CCC” — A “CCC” rating indicates that substantial credit risk is present.

“CC” — A “CC” rating indicates very high levels of credit risk.

“C” — A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

“NR” — Is assigned to an unrated issue of a rated issuer.

The DBRS Morningstar long-term obligation ratings provide DBRS Morningstar’s opinion on the risk that investors may not be repaid in accordance with the terms under which the long-term obligation was issued. The obligations rated in this category typically have a term of one year or longer. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS Morningstar for long-term debt:

“AAA” — Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” — Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” — Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” — Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” — Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” — Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” — Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” — A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•	Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note. Municipal Short-Term Note rating symbols are as follows:

“SP-1” — A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” — A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” — A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” — This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.

MIG Scale

“MIG-1” — This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” — This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” — This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” — This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” — Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.

“VMIG-1” — This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-2” — This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-3” — This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

“SG” — This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections.

“NR” — Is assigned to an unrated obligation.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer default ratings (IDRs) are assigned to corporations, sovereign entities, financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue level ratings are also assigned, often include an expectation of recovery and may be notched above or below the issuer level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

DBRS Morningstar offers independent, transparent, and innovative credit analysis to the market. Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an issuer, rated entity, security and/or obligation based on DBRS Morningstar’s quantitative and qualitative analysis in accordance with applicable methodologies and criteria. They are meant to provide opinions on relative measures of risk and are not based on expectations of, or meant to predict, any specific default probability. Credit ratings are not statements of fact. DBRS Morningstar issues credit ratings using one or more categories, such as public, private, provisional, final(ized), solicited, or unsolicited.1 From time to time, credit ratings may also be subject to trends, placed under review, or discontinued. DBRS Morningstar credit ratings are determined by credit rating committees.

APPENDIX C – FINANCIAL STATEMENTS

SOUND POINT ALTERNATIVE Income Fund

(A Delaware Statutory Trust)

Financial Statements

December 22, 2025

SOUND POINT ALTERNATIVE INCOME FUND

(A Delaware Statutory Trust)

December 22, 2025

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Sound Point Alternative Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Sound Point Alternative Income Fund (the “Fund”) as of December 22, 2025, the related statement of operations for the one day ended December 22, 2025, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 22, 2025, and the results of its operations for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit includes performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of cash owned as of December 22, 2025, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Skypoint Capital Advisors, LLC since 2023.

/s/ COHEN & COMPANY, LTD.

COHEN & COMPANY, LTD.

Chicago, Illinois

January 28, 2026

SOUND POINT ALTERNATIVE Income Fund

(A Delaware Statutory Trust)

Statement of Assets and Liabilities

As of December 22, 2025

Assets
Cash	$100,000
Due from Investment Adviser (See Note 3)	280,868
Deferred offering costs (See Note 3)	74,082
Total Assets	454,950

Liabilities
Payable to Investment Adviser (See Note 3)	52,400
Payable for offering costs (See Note 3)	62,550
Payable for organizational costs (See Note 3)	240,000
Total Liabilities	354,950

Net Assets	$100,000

Components of Net assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$100,000

Net Assets	$100,000

Net assets attributable to:

Class I Shares (5,000 shares outstanding)	$100,000

Net asset value per share:

Class I Shares	$20.00

See accompanying Notes which are an integral part of these financial statements.

sound point alternative Income Fund

(A Delaware Statutory Trust)

Statement of Operations

For the One Day Ended December 22, 2025

Investment Income	$-

Expenses
Organizational costs (See Note 3)	280,868
Total expenses	280,868
Less: Reimbursement from the Investment Adviser (See Note 5)	(280,868)
Net Expenses	-
Net Investment Income (Loss)	-

Net Increase (Decrease) in Net Assets Resulting from Operations	$-

See accompanying Notes which are an integral part of these financial statements.

sound point alternative Income Fund

(A Delaware Statutory Trust)

Notes to Financial Statements

1. Organization

The Sound Point Alternative Income Fund (the “Fund”) is registering as a closed-end non-diversified management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”) and organized as a Delaware statutory trust on August 29, 2024. The Fund intends to operate as an interval fund pursuant to Rule 23c-3 of the Investment Company Act. Skypoint Capital Advisors, LLC serves as the investment adviser (the “Investment Adviser”) of the Fund. The Fund’s investment objectives are to seek to generate current income and to provide attractive risk-adjusted returns across varying market cycles. The Fund’s Board of Trustees (the “Board”) has the overall responsibility for the management and supervision of the business operations of the Fund.

The Fund intends to offer three separate classes of shares of beneficial interest (“Shares”) designated as Class I (“Class I Shares”), Class Y (“Class Y Shares”), and Class A (“Class A Shares”). The Fund has been inactive since the date it was organized except for matters relating to the Fund's establishment, designation, registration, and issuance of 5,000 Class I Shares to the Investment Adviser on December 22, 2025 for $100,000 at a net asset value (“NAV”) of $20.00 per share, which represents the Investment Adviser’s seed investment.

The Fund is deemed to be an individual reporting segment. The objective and strategy of the Fund is used by the Investment Manager to make investment decisions, and the results of the operations, as shown on the Statement of Operations for the Fund is the information utilized for the day-to-day management of the Fund. The Fund is party to the expense agreements as disclosed in the Notes to Financial Statements and there are no resources allocated to the Fund based on performance measurements. The Adviser is deemed to be the Chief Operating Decision Maker with respect to the Fund’s investment decisions.

The Fund’s Class I Shares will not be subject to other expenses such as distribution and/or service fees. The Fund may in the future offer additional classes of Shares and/or another sales charge structure. Class Y Shares and Class A Shares of the Fund may be subject to other expenses including a front-end sales load, distribution and/or service fees and an early repurchase fee.

2. Significant Accounting Policies

Basis of Preparation and Use of Estimates

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Cash

Cash represents cash deposits held at financial institutions. Cash is held at major financial institutions and is subject to credit risk to the extent those balances exceed applicable Federal Deposit Insurance Corporation or Securities Investor Protection Corporation limitations.

Share Valuation

The Fund will calculate its NAV for each class of the Fund’s Shares following the close of regular trading on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for trading, and at such other times as the Board may determine. Each Share is offered at the NAV next calculated after receipt of the purchase in good order. The price of the Shares increases or decreases on a daily basis according to the NAV of the Shares. The NAV of the Fund will equal, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses.

As of December 22, 2025, the Fund did not hold any investments.

Federal Income Taxes

The Fund has elected to be treated and qualify as a regulated investment company (a “RIC”) for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund will generally not be subject to federal corporate income tax, provided that when it is a RIC, the Fund meets certain specified source-of-income and asset diversification requirements and distributes dividends for U.S. federal income tax purposes of an amount at least equal to 90% of the sum of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses each tax year to Shareholders, as applicable.

3. Organizational and Offering Costs

Organizational costs consist of the costs of forming the Fund, drafting of bylaws, administration, custody and transfer agency agreements, legal services in connection with the initial meeting of trustees and the Fund’s seed audit costs. Offering costs consist of the costs of preparation, review and filing with the Securities and Exchange Commission (“SEC”) the Fund’s registration statement, the costs of preparation, review and filing of any associated marketing or similar materials, the costs associated with the printing, mailing or other distribution of the Prospectus, Statement of Additional Information and/or marketing materials, and the amounts of associated filing fees and legal fees associated with the offering. The aggregate amount of the organizational costs and offering costs as of the date of the accompanying financial statements are $280,868 and $74,082, respectively which is subject to recoupment.

The Investment Adviser has agreed to advance the Fund’s organizational costs and offering costs already incurred and any additional costs incurred prior to the commencement of operations of the Fund. Organizational costs are expensed as incurred and are subject to recoupment by the Investment Adviser in accordance with the Fund’s expense limitation agreement discussed in Note 5. As of December 22, 2025, the Investment Adviser has paid $40,868 of organizational costs which is subject to recoupment. Offering costs, which are also subject to the Fund’s expense limitation agreement discussed in Note 5, are accounted for as a deferred charge until Fund Shares are offered to the public and will thereafter, be amortized to expense over twelve months on a straight-line basis. As of December 22, 2025, the Investment Adviser has paid $11,532 of offering costs.

4. Capital Stock

Class I Shares, Class Y Shares, and Class A Shares are subject to different fees and expenses. The Fund may offer additional classes of Shares in the future. The Fund has applied for and expects to receive an exemptive order from the SEC with respect to the Fund’s multi-class structure.

The Fund is authorized as a Delaware statutory trust to issue an unlimited number of Shares in one or more classes, with no par value. The minimum initial investment in Class I Shares by any investor, across a firm or firm affiliation, is $10,000,000, the minimum initial investment in Class Y Shares by any investor is $50,000 and the minimum initial investment in Class A Shares by any investor is $25,000. However, the Fund, in its sole discretion, may accept investments below these minimums. Shares may be purchased by principals and employees of the Investment Adviser or its affiliates and their immediate family members without being subject to the minimum investment requirements. The Shares will initially be issued at $20.00 per share and thereafter the purchase price for each class of Shares will be based on the NAV per Share of that Class as of the date such Shares are purchased.

Class A Shares will be subject to a sales charge of up to 3.00%, while Class I Shares and Class Y Shares will not be subject to any initial sales charge.

Shares will generally be offered for purchase on each business day, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion. The Board may also suspend or terminate offerings of Shares at any time.

A substantial portion of the Fund’s investments will be illiquid. For this reason, the Fund is structured as a closed-end interval fund which means that the Shareholders will not have the right to redeem their Shares on a daily basis. In addition, the Fund does not expect any trading market to develop for the Shares. As a result, if investors decide to invest in the Fund, they will have very limited opportunity to sell their Shares. For each repurchase offer the Board will set an amount between 5% and 25% of the Fund’s Shares based on relevant factors, including the liquidity of the Fund’s positions and the Shareholders’ desire for liquidity. A Shareholder whose Shares (or a portion thereof) are repurchased by the Fund will not be entitled to a return of any sales charge that was charged in connection with the Shareholder’s purchase of the Shares.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. At December 22, 2025, the Investment Adviser owned 100% of the Fund.

5. Related Party Considerations

Investment Management Agreement

The Fund has entered into an investment management agreement (the “Investment Management Agreement”) with the Investment Adviser. Pursuant to the Investment Management Agreement, the Fund pays the Investment Adviser an Investment Management Fee of 1.30%, accrued daily and payable monthly in arrears based upon the Fund’s average daily Managed Assets. “Managed Assets” means the gross assets of the Fund (including assets purchased with leverage and any assets attributable to any Preferred Shares or to indebtedness) minus the Fund’s liabilities other than liabilities relating to indebtedness. Compensation is paid to the Investment Adviser before giving effect to any repurchase of any Shares in the Fund effective as of that date. The Investment Adviser has contractually agreed to waive its Investment Management Fee for a period of 12 months following the Fund’s commencement of operations.

The Investment Adviser has entered into a Subadvisory Agreement (the “Sub-advisory Agreement”) with Sound Point Capital Management, LP (the “Sub-Adviser”). The Sub-Adviser handles the Fund’s portfolio management activities, subject to oversight by the Investment Adviser. Under the terms of the Sub-advisory Agreement, the Sub-Adviser is responsible for managing the investment and reinvestment of the assets of the Fund, subject to the supervision and control of the Board and the Investment Adviser. For services rendered by the Sub-Adviser under the Sub-advisory Agreement, the Investment Adviser (and not the Fund) pays the Sub-Adviser a quarterly fee equal to 60% of the Net Management Fee received by the Investment Adviser.

Expense Limitation and Reimbursement Agreement

The Investment Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Adviser has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, any distribution and/or shareholder servicing fees paid under the Fund’s Distribution and Shareholder Service Plan and extraordinary expenses, such as litigation expenses) do not exceed 2.25% of the average daily net assets (the “Expense Limit”) of Class I Shares, Class Y Shares, or Class A Shares, respectively. Because taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, any shareholder servicing fees paid under the Fund’s Distribution and Shareholder Service Plan and extraordinary expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) are expected to exceed 2.25% of Class I Shares, Class Y Shares, or Class A Shares, respectively. The Expense Limitation and Reimbursement may not be terminated before December 22, 2027 by the Investment Adviser and thereafter may be terminated by the Fund or the Investment Adviser upon 30 days’ written notice. Unless it is terminated, the Expense Limitation and Reimbursement Agreement automatically renews for consecutive one-year terms. For a period not to exceed three years from the date on which a Waiver is made, the Investment Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit in effect at the time of the Waiver and the Expense Limit in effect at the time of the repayment. The Expense Limitation Agreement may be terminated by the Board upon thirty days’ written notice to the Investment Adviser.

6. Other Agreements

Distribution and Shareholder Service Plan

The Fund has adopted a distribution and shareholder service plan (“Distribution and Shareholder Service Plan”) for Class Y Shares and Class A Shares. Under the Distribution and Shareholder Service Plan, the Fund will be permitted to pay as compensation up to 0.25% and 0.75%, respectively, on an annualized basis of the net assets of the Fund attributable to Class Y Shares or Class A Shares, respectively, (the “Distribution and/or Servicing Fee”) to qualified recipients under the Distribution and Shareholder Service Plan. The Distribution and/or Service Fee for Class Y Shares consists solely of a fee of 0.25%, designated for regulatory purposes as a “service fee,” for the provision of personal investor services as defined under applicable rules. The Distribution and/or Service Fee for Class A Shares consists of a service fee of 0.25% and a fee of 0.50%, designated for regulatory purposes as a “distribution fee,” in each case on an annualized basis of the net assets of the Fund. The Fund may pay all or a portion of these fees to the Distributor, any registered securities dealer, financial institution, or any other person who provides certain distribution and/or shareholder services, pursuant to a written agreement. Class I Shares are not subject to the Distribution and/or Servicing Fee.

The Fund has entered into a distribution agreement with Distribution Services, LLC (dba ACA Group) (the “Distributor”) to act as the distributor for the sale of Shares.

Fund Administration Agreement

UMB Fund Services, Inc. (the “Administrator”) serves as administrator, accounting agent and transfer agent to the Fund. Pursuant to the agreement with the Administrator, for the services rendered to the Fund by the Administrator, the Fund pays the Administrator the greater of an annual minimum fee or an asset-based fee, which scales downward based upon net assets for fund administration, fund accounting and transfer agency services.

Custodian Agreement

The Fund has entered into a Custody Agreement with UMB Bank, n.a. (the “Custodian”). Under the terms of this agreement, the Custodian will serve as custodian of the Fund’s assets.

Fund Officer Services Agreement

Employees of PINE Advisors LLC (“PINE”) serve as officers of the Fund. In consideration for these services, the Fund pays PINE an annual fee, paid monthly. The Fund also reimburses PINE for certain out-of-pocket expenses.

Employees of JOOT (“JOOT”) serve as officers of the Fund. In consideration for these services, the Fund pays JOOT an annual fee, paid monthly. The Fund also reimburses JOOT for certain out-of-pocket expenses.

7. Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

8. Subsequent Events

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

APPENDIX D – PRIVACY POLICY

PRIVACY NOTICE

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●         Social Security number

●         Account balances

●         Account transactions

●         Transaction history

●         Wire transfer instructions

●         Checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers ' personal information; the reasons funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 1-(844)-626-4428

What we do
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Fund collect my personal information?	We collect your personal information, for example, when you Open an account Provide account information Give us your contact information Make a wire transfer
Tell us where to send the money We also collect your information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

Sharing for affiliates’ everyday business purposes – information about your creditworthiness

Affiliates from using your information to market to you Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. None
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. The Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. The Fund doesn’t jointly market.

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PART C: OTHER INFORMATION

Item 25. Financial Statements and Exhibits

Financial Statements

Part A: Not applicable, as Registrant has not yet commenced operations.

Part B: Report of Independent Registered Public Accounting Firm, Statement of Assets and Liabilities, Statement of Operations, Notes to Financial Statements**

Exhibits

(a)(1)	Certificate of Trust dated May 21, 2024*

(a)(2)	Certificate of Amendment to Certificate of Trust dated June 17, 2024*

(a)(3)	Agreement and Declaration of Trust dated August 29, 2024**

(b)	By-laws**

(c)	Not applicable.

(d)	Multiple Class Plan**

(e)	Distribution and Dividend Reinvestment Plan**

(f)	Not applicable.

(g)(1)	Investment Management Agreement between the Registrant and Skypoint Capital Advisors, LLC**

(g)(2)	Sub-Advisory Agreement between the Registrant and Sound Point Capital Management, LP**

(h)(1)	Distribution Agreement**

(h)(2)	Distribution and Shareholder Service Plan**

(i)	Not applicable.

(j)	Custody Agreement**

(k)(1)	Administration, Fund Accounting and Recordkeeping Agreement**

(k)(2)	Fee Waiver Agreement***

(k)(3)	Expense Limitation and Reimbursement Agreement***

(l)	Opinion and Consent of Counsel***

(m)	Not applicable.

(n)	Consent of Independent Registered Public Accounting Firm***

(o)	Not applicable.

(p)	Not applicable.

(q)	Not applicable.

(r)(1)	Code of Ethics of Registrant**

(r)(2)	Code of Ethics of Skypoint Capital Advisors, LLC**

(r)(3)	Code of Ethics of Sound Point Capital Management, LP**

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(s)	Filing Fee Table*

(t)	Powers of Attorney**

*	Incorporated herein by reference to the corresponding exhibit of the Registrant’s Registration Statement on Form N-2 (File No. 811-23990), filed on August 7, 2024.
**	Incorporated herein by reference to the corresponding exhibit of the Registrant’s Registration Statement on Form N-2 (File No. 811-23990), filed on December 30, 2025.
***	Filed herewith.

Item 26. Marketing Arrangements

None.

Item 27. Other Expenses of Issuance and Distribution

All figures are estimates:

FINRA filing fee	$10,000
Legal	$305,000
Accounting	$15,000
Other	$10,000
Advertising and Sales	$5,000
Literature	$10,000
Total Fees	$355,000

Item 28. Persons Controlled by or Under Common Control with Registrant

None.

Item 29. Number of Holders of Securities

Set forth below is the number of record holders as of March 11, 2026 of the securities of the Fund.

Title of Class	Number of Record Holders
Shares of Beneficial Interest—Class I	1
Shares of Beneficial Interest—Class Y	-
Shares of Beneficial Interest—Class A	-

Item 30. Indemnification

Sections 8.1 — 8.5 of Article VIII of the Registrant’s Agreement and Declaration of Trust states:

Section 8.1    Limitation of Liability. Neither a Trustee nor an officer of the Trust, when acting in such capacity, shall be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust, any Trustee or any officer of the Trust. Neither a Trustee nor an officer of the Trust shall be liable for any act or omission in his capacity as Trustee or as an officer of the Trust, or for any act or omission of any other officer or any employee of the Trust or of any other person or party, provided that nothing contained herein or in the Act shall protect any Trustee or officer against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or the duties of such officer hereunder. Notwithstanding anything to the contrary herein, no terms herein modifying, restricting or eliminating the duties or liabilities of Trustees or officers of the Trust shall apply to, or in any way limit, the duties (including state law fiduciary duties of loyalty and care) or liabilities of such persons with respect to matters arising under the federal securities laws.

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Section 8.2    Indemnification. The Trust shall indemnify each of its Trustees, officers and persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor, or otherwise, and may indemnify any trustee, director or officer of a predecessor organization (each a “Covered Person”), against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and expenses including reasonable accountants’ and counsel fees) reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative, regulatory, or legislative body, in which he may be involved or with which he may be threatened, while as a Covered Person or thereafter, by reason of being or having been such a Covered Person, except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of bad faith, willful misfeasance, gross negligence or reckless disregard of his duties involved in the conduct of such Covered Person’s office (such willful misfeasance, bad faith, gross negligence or reckless disregard being referred to herein as “Disabling Conduct”). Expenses, including accountants’ and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of (a) an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII and (b) any of (i) such Covered Person provides security for such undertaking, (ii) the Trust is insured against losses arising by reason of such payment, or (iii) a majority of a quorum of disinterested, non-party Trustees, or independent legal counsel in a written opinion, determines, based on a review of readily available facts, that there is reason to believe that such Covered Person ultimately will be found entitled to indemnification.

Section 8.3    Indemnification Determinations. Indemnification of a Covered Person pursuant to Section 8.2 shall be made if (a) the court or body before whom the proceeding is brought determines, in a final decision on the merits, that such Covered Person was not liable by reason of Disabling Conduct or (b) in the absence of such a determination, a majority of a quorum of disinterested, non-party Trustees or independent legal counsel in a written opinion make a reasonable determination, based upon a review of the facts, that such Covered Person was not liable by reason of Disabling Conduct.

Section 8.4    Indemnification Not Exclusive. The right of indemnification provided by this Article VIII shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VIII, “Covered Person” shall include such person’s heirs, executors and administrators, and a “disinterested, non-party Trustee” is a Trustee who is neither an Interested Person of the Trust nor a party to the proceeding in question.

Section 8.5    Shareholders. Each Shareholder of the Trust and each Class shall not be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any Class. The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay pursuant to terms hereof or by way of subscription for any Shares or otherwise.

In case any Shareholder or former Shareholder of any Class shall be held to be personally liable solely by reason of his being or having been a Shareholder of such Class and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Class to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Class, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Class and satisfy any judgment thereon from the assets of the Class. The indemnification and reimbursement required by the preceding sentence shall be made only out of assets of the one or more Classes whose Shares were held by said Shareholder at the time the act or event occurred that gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this Section shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust or any Class thereof to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

Additionally, the Registrant’s various agreements with its service providers contain indemnification provisions.

Item 31. Business and Other Connections of Investment Adviser

Information as to the directors and officers of the Registrant’s investment adviser, Skypoint Capital Advisors, LLC (the “Investment Adviser”), together with information as to any other business, profession, vocation, or employment of a substantial nature in which the Investment Adviser, and each director, executive officer, managing member or partner of the Investment Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, managing member, partner or trustee, is included in its Form ADV as filed with the Securities and Exchange Commission (File No. 801-128009), and is incorporated herein by reference.

Information as to the directors and officers of the Registrant’s investment sub-adviser, Sound Point Capital Management, L.P. (the “Investment Sub-Adviser”), together with information as to any other business, profession, vocation, or employment of a substantial nature in which the Investment Sub-Adviser, and each director, executive officer, managing member or partner of the Investment Sub-Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, managing member, partner or trustee, is included in its Form ADV as filed with the Securities and Exchange Commission (File No. 801-72515), and is incorporated herein by reference.

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Item 32. Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained at the offices of (1) the Registrant’s Administrator, Transfer Agent and Custodian, (2) the Investment Adviser, (3) the Investment Sub-Adviser, (4) the Registrant’s counsel and/or (5) the Registrant’s Distributor. The address of each is as follows:

1.	UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

2.	Skypoint Capital Advisors, LLC

One Glenlake Parkway, Suite 1045

Suite 2180

Atlanta, GA 30328

3.	Sound Point Capital Management, L.P.

375 Park Avenue, 34th Floor

New York, NY 10152

4.	Dechert LLP

1900 K Street, NW

Washington, DC 20006

5.	Distribution Services, LLC

190 Middle Street

Suite 301

Portland, ME 04101

Item 33. Management Services

Not applicable.

Item 34. Undertakings

(1)	Not applicable.
(2)	Not applicable.
(3)	Registrant undertakes:

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2)	to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

(3)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d) that, for the purpose of determining liability under the Securities Act to any purchaser:

(1)	If the Registrant is relying on Rule 430B [17 CFR 230.430B]:

A.	Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

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B.	Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2)	if the Registrant is subject to Rule 430C [17 CFR 230.430C]: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(e) that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2)	free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3)	the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(4)       Not Applicable.

(5)       Not Applicable.

(6)       Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

(7)       The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, in the State of Georgia, on the 11th day of March, 2026.

Sound Point Alternative Income Fund

By:	/s/ Brian Smith
Brian Smith
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

	Chief Executive Officer	March 11, 2026
/s/ Brian Smith
Brian Smith	Treasurer	March 11, 2026

/s/ Madeline Arment
Madeline Arment	Trustee	March 11, 2026

*
James Michael Fields	Trustee	March 11, 2026

*
Lawrence Hirsh	Trustee	March 11, 2026

*
Kevin Andrew Simonoff

*By:	/s/ Brian Smith
Brian Smith
Attorney-In-Fact (pursuant to Power of Attorney)

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EXHIBIT INDEX

(k)(2)	Fee Waiver Agreement

(k)(3)	Expense Limitation and Reimbursement Agreement

(l)	Opinion and Consent of Counsel

(n)	Consent of Independent Registered Public Accounting Firm

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